THE USALLIANZ(R)HIGH FIVE VARIABLE ANNUITY CONTRACT

                                    ISSUED BY

                         ALLIANZ LIFE VARIABLE ACCOUNT B

                                       AND

                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA


This prospectus describes an individual flexible purchase payment variable deferred annuity contract ("Contract") issued by Allianz Life Insurance Company of North America (Allianz Life, we, us, our).

AS YOU READ THIS PROSPECTUS, YOU CAN REFER TO THE INDEX OF TERMS FOR THE MEANING OF TERMS THAT ARE CAPITALIZED.

The Contract is called "flexible purchase payment" because you may generally make Purchase Payments at any time and for any amount during the Accumulation Phase, which is the first of the Contract's two phases. The Contract is called a "deferred" annuity contract because Annuity Payments are deferred until the Payout Phase, the second of the Contract's two phases.

The Contract is a "variable" contract because your Contract Values and/or your Annuity Payments will increase or decrease depending on the performance of the underlying Investment Options you select. The Investment Options invest in different types of securities and follow varying investment strategies. Depending on market conditions, you can make or lose value by investing in the Investment Options.

The Contract provides for Living Guarantees. These guarantees are the Guaranteed Account Value Benefit (GAV Benefit), the Guaranteed Minimum Income Benefit
(GMIB) and the Guaranteed Withdrawal Benefit. There are no additional fees and charges associated with these Living Guarantees. The Living Guarantees are provided as a package and not individually. In some states, the Living Guarantees may include only one or two of the benefits. The Living Guarantees cannot be cancelled after issue. If you prefer, you could purchase a Contract without these Living Guarantees but you will not be able to elect them after the Issue Date.

The GAV Benefit guarantees that beginning on your fifth Contract Anniversary, and on each subsequent Contract Anniversary until the Contract terminates or you begin receiving Annuity Payments, your Contract Value will be at least an amount we call the Guaranteed Account Value (GAV) from five years ago, reduced by subsequent withdrawals. The GAV Benefit is intended to provide a level of protection for the principal you have invested in the Contract as well as to lock in some of your investment gains from prior years. However, the GAV Benefit does not provide any protection until the fifth and subsequent Contract Anniversaries, and does not lock in any investment gains until at least five years after they occur.

The GMIB guarantees a minimum level of income through Annuity Payments after the fifth Contract Year. The Guaranteed Withdrawal Benefit guarantees a minimum level of income through partial withdrawals.

The Contract currently offers the Investment Options listed below and a Fixed Account of Allianz Life. One or more of the Investment Options may not be available in your state. We may add, substitute or remove Investment Options in the future. You can select up to 10 Investment Options.

AIM
USAZ AIM Basic Value Fund
USAZ AIM Blue Chip Fund
USAZ AIM Dent Demographic Trends Fund
USAZ AIM International Equity Fund

ALLIANCE CAPITAL
USAZ Alliance Capital Growth and Income Fund
USAZ Alliance Capital Large Cap Growth Fund
USAZ Alliance Capital Technology Fund

DAVIS
Davis VA Financial Portfolio
Davis VA Value Portfolio

DREYFUS
Dreyfus Small Cap Stock Index Fund
Dreyfus Stock Index Fund

FRANKLIN TEMPLETON
Franklin Global Communications Securities Fund
Franklin Growth and Income Securities Fund
Franklin High Income Fund
Franklin Income Securities Fund
Franklin Large Cap Growth Securities Fund
Franklin Real Estate Fund
Franklin Rising Dividends Securities Fund
Franklin Small Cap Fund
Franklin Small Cap Value Securities Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund 2005
Franklin Zero Coupon Fund 2010
Mutual Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Growth Securities Fund
USAZ Templeton Developed Markets Fund

JENNISON
Jennison 20/20 Focus Portfolio
SP Jennison International Growth Portfolio
SP Strategic Partners Focused Growth Portfolio

OPPENHEIMER
Oppenheimer Global Securities Fund/VA
Oppenheimer High Income Fund/VA
Oppenheimer Main Street Growth & Income Fund/VA
USAZ Oppenheimer Emerging Growth Fund

PIMCO
PIMCO VIT High Yield Portfolio
PIMCO VIT StocksPLUS Growth and Income Portfolio
PIMCO VIT Total Return Portfolio
USAZ PIMCO Growth and Income Fund
USAZ PIMCO Renaissance Fund
USAZ PIMCO Value Fund

SELIGMAN
Seligman Small-Cap Value Portfolio

USAZ
USAZ Money Market Fund

VAN KAMPEN
USAZ Van Kampen Aggressive Growth Fund
USAZ Van Kampen Comstock Fund
USAZ Van Kampen Emerging Growth Fund
USAZ Van Kampen Growth and Income Fund
USAZ Van Kampen Growth Fund


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please read this prospectus before investing and keep it for future reference. It contains important information about the Contract.

To learn more about the Contract offered by this prospectus, you can obtain a copy of the Statement of Additional Information (SAI) dated September 20, 2002. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The Table of Contents of the SAI is on page 55 of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information about companies that file electronically with the SEC. For a free copy of the SAI, call us at: 1-800-542-5427, or write us at: 5701 Golden Hills Drive, Minneapolis, Minnesota 55416-1297.

The Contracts involve certain risks, and you may lose money. The Contracts:

o   are not bank deposits

o   are not federally insured

o   are not endorsed by any bank or government agency

o   are not guaranteed and may be subject to loss of principal

This prospectus is not an offering of the securities in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus or that we refer you to. We have not authorized anyone to provide you with information that is different.

Dated: September 20, 2002

TABLE OF CONTENTS
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Index of Terms                                                    4

Summary                                                           7

Fee Table                                                        11

1.The Variable Annuity Contract                                  20

    Ownership                                                    20
     Contract Owner                                              20
     Joint Owner                                                 20
     Annuitant                                                   21
     Beneficiary                                                 21
     Assignment                                                  21

2. Annuity Payments (The Payout Phase)                           21

     Income Date                                                 21
     Annuity Payments                                            21
     Annuity Options                                             22
     Guaranteed Minimum Income Benefit
      (GMIB)-Annuity Income Protection                           24
     Increased Annuity Payment Benefit
      Under Lifetime Annuity Options                             26

3. Purchase                                                      26

     Purchase Payments                                           26
     Automatic Investment Plan                                   27
     Allocation of Purchase Payments                             27
     Tax-Free Section 1035 Exchanges                             27
     Free Look / Right to Examine                                27
     Accumulation Units                                          28

4. Investment Options                                            28

     Substitution and Limitation on
         Further Investments                                     33
     Transfers                                                   34
         Telephone Transfers                                     35
         Excessive Trading                                       35
     Dollar Cost Averaging Program                               35
     Flexible Rebalancing                                        36
     Financial Advisers -
         Asset Allocation Programs                               36
     Voting Privileges                                           36

5. The Fixed Account                                             36

     Fixed Period Accounts                                       37
     Market Value Adjustment (MVA)                               38
     Fixed Account Guaranteed Minimum Value                      38

6. Guaranteed Account Value Benefit                              39

7. Expenses                                                      43

     Mortality and Expense Risk Charge                           43
     Contract Maintenance Charge                                 43
     Withdrawal Charge                                           44
       Waiver of Withdrawal Charge Benefits                      44
       Free Withdrawal Privilege                                 44
       Reduction or Elimination of the
       Withdrawal Charge                                         45
     Commutation Fee                                             45
     Transfer Fee                                                45
     Premium Taxes                                               45
     Charge for the Increased Annuity
       Payment Rider                                             45
     Income Taxes                                                45
     Investment Option Expenses                                  45

8. Taxes                                                         46

    Annuity Contracts in General                                 46
    Qualified and Non-Qualified Contracts                        46
    Multiple Contracts                                           46
    Withdrawals-- Non-Qualified Contracts                        47
    Withdrawals-- Qualified Contracts                            47
    Diversification                                              48

9. Access to Your Money                                          49

    Guaranteed Withdrawal Benefit                                49
    Systematic Withdrawal Program                                49
    Minimum Distribution Program                                 49
    Suspension of Payments or Transfers                          50

10. Performance and Illustrations                                50

11. Death Benefit                                                51
     Upon Your Death                                             51
     Guaranteed Minimum Death Benefits (GMDB)
     - Death Benefit Protection                                  51
     Death Benefit Options                                       53
     Death of Annuitant                                          54

12. Other Information                                            54
     Allianz Life                                                54
     The Separate Account                                        54
     Distribution                                                54
     Additional Credits for Certain Groups                       55
     Administration                                              55
     Financial Statements                                        55

Table of Contents of the Statement of
 Additional Information                                          55

Privacy Notice                                                   56

INDEX OF TERMS
--------------------------------------------------------------------------------

This prospectus is written in plain English to make it as understandable as possible. However, there are some technical words or terms used which are defined below and are capitalized in the prospectus.

ACCOUNT PERIOD - the period of a Fixed Period Account. Account Periods range from 1 to 10 years.

ACCUMULATION PHASE - the period of time before you elect to begin receiving Annuity Payments. You may make additional Purchase Payments during this time.

ACCUMULATION UNIT - the units into which we convert amounts invested in Investment Options during the Accumulation Phase.

ADJUSTED PARTIAL WITHDRAWALS - a value used to calculate the benefits under the Guaranteed Account Value Benefit, Guaranteed Withdrawal Benefit, Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit features of the Contract. Adjusted Partial Withdrawals means the sum of each Adjusted Partial Withdrawal. An Adjusted Partial Withdrawal is calculated for each partial withdrawal. Generally, an Adjusted Partial Withdrawal is the sum of (a) the dollar amount of the partial withdrawal (prior to any Market Value Adjustments), that together with prior partial withdrawals (prior to any Market Value Adjustments), during the Contract Year do not exceed 12% of total Purchase Payments, and (b) the dollar amount of the partial withdrawal, including any applicable withdrawal charge and Market Value Adjustments, in excess of (a), multiplied by the greater of 1 or the ratio of the amount represented by the applicable guarantee (before the withdrawal) and the Contract Value (before the withdrawal) adjusted for any MVA.

ANNUITANT - the natural person upon whose life the Annuity Payments are based. The Annuitant must be the Contract Owner if the Contract is a Qualified Contract. The Contract Owner names the Annuitant at the time the Contract is issued.

ANNUITY OPTIONS - the income options available under this Contract.

ANNUITY PAYMENTS - payments made by us to the Payee pursuant to the Annuity Option chosen. Annuity Payments may be variable, fixed or a combination of both fixed and variable.

ANNUITY UNIT - the units into which we convert amounts invested in the Investment Options during the Annuity Payout Phase.

BENEFICIARY - the person(s) or entity the Contract Owner names to receive any death benefit. The Beneficiary is as named at the time the Contract is issued. Unless an irrevocable Beneficiary has been named, the Contract Owner can change the Beneficiary or contingent Beneficiary. If no Beneficiary is named, the owner's estate becomes the Beneficiary.

BUSINESS DAY - each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. Allianz Life is open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern time.

CONTRACT - a deferred annuity contract that allows you to accumulate money tax deferred by making one or more Purchase Payments. It provides for different payout options at some point in the future that you designate.

CONTRACT ANNIVERSARY - An anniversary of the Issue Date of this Contract.

CONTRACT OWNER - "you", "your" and "yours". The person or entity named in the Contract who may exercise all rights granted by the Contract. The Contract Owner is designated at the time the Contract is issued, unless changed. The Non-Qualified Contract can be owned by up to two JOINT OWNERS. Any Joint Owner must be the spouse of the other Contract Owner (this requirement may not apply in certain states). The Annuitant is generally the Contract Owner. The Annuitant must be the Contract Owner if the Contract is a Qualified Contract.

CONTRACT VALUE - the sum of your value in the Fixed Period Accounts prior to any Market Value Adjustment (the Fixed Account Contract Value) and the sum of the values attributable to each Investment Option (the Variable Contract Value).

CONTRACT YEAR - Any period of twelve (12) months commencing with the Issue Date and each Contract Anniversary thereafter.

FIXED ACCOUNT - part of our general account. The general account consists of all of our assets other than those in our variable separate accounts. We have complete ownership and control of all of these assets. Amounts you allocate to this account earn interest that we declare periodically.

FIXED ACCOUNT CONTRACT VALUE - the portion of the Contract Value that is in the Fixed Account.

FIXED ACCOUNT  GUARANTEED  MINIMUM VALUE (FIXED ACCOUNT GMV) - the minimum value
that  your  Fixed  Account   Contract  Value  can  be  after  any  Market  Value
Adjustments.

FIXED PERIOD ACCOUNTS - are part of the Fixed Account to which you may allocate Purchase Payments. Fixed Period Accounts have Account Periods ranging from 1 to 10 years.

Each Fixed Period Account is credited with an interest rate that depends on, among other things, the length of the Account Period; generally, the longer the Account Period, the higher the interest rate credited. Only one of these Fixed Period Accounts is available for Purchase Payments, allocations or transfers at any one point in time. The interest rate on a Fixed Period Account is periodically reset.

If you include the Living Guarantees in your Contract, Allianz Life may transfer portions of your Contract Value from the Investment Options to the Fixed Period Account to maintain the guarantee protection.

Withdrawals or transfers from these accounts are subject to a Market Value Adjustment unless made within the initial period indicated in your Contract or 30 days before the end of the Account Period. The Fixed Period Accounts are available only during the Accumulation Phase.

FREE WITHDRAWAL PRIVILEGE - in any Contract Year, you may make partial withdrawals of up to a total of 12% of cumulative Purchase Payments and we will not assess a withdrawal charge. This Free Withdrawal Privilege is non-cumulative, which means that if you do not use your 12% free privilege in a given year, it does not carry over to the next year. A Market Value Adjustment may apply to any withdrawal. This Free Withdrawal Privilege does not apply if the Contract Owner makes a total withdrawal from the Contract.

GUARANTEED ACCOUNT VALUE BENEFIT (GAV) - a guarantee that is part of the Living Guarantees that you can choose to include in your Contract. Allianz Life guarantees that, beginning on your fifth Contract Anniversary and on each subsequent Contract Anniversary, until Contract termination or you begin receiving Annuity Payments, your Contract Value will be at least the Guaranteed Account Value (GAV) from 5 years ago, reduced by subsequent withdrawals. See "Guaranteed Account Value Benefit," which describes how the GAV is calculated.

GAV FIXED ACCOUNT MINIMUM - a minimum amount of the Contract Value that must be allocated to a Fixed Period Account, as determined by us as necessary to support the guarantees you have chosen to include in your Contract. See "Guaranteed Account Value Benefit".

GAV TRANSFERS - the transfers between the Fixed Period Account and your Investment Options as a result of Allianz Life monitoring your daily Contract Value.

INCOME DATE - the date on which you elect to begin receiving Annuity Payments under the Contract. This date must be the first day of a calendar month and must be at least two years after the Issue Date.

INVESTMENT OPTIONS - the investment choices available under the variable separate account. We may add, substitute or remove Investment Options in the future.

ISSUE DATE - the date as shown on the Contract which starts the first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.

LIQUIDATIONS - withdrawals made after the Income Date. Liquidations are available only under Variable Annuity Options 2, 4, or 6.

LIVING GUARANTEES - the guarantees that you can elect at issue to include as a package on your Contract, and not individually. These are the Guaranteed Account Value Benefit, the Guaranteed Minimum Income Benefit, and the Guaranteed Withdrawal Benefit. In some states, the Living Guarantees may include only one or two of the benefits.

MARKET VALUE ADJUSTMENT (MVA) - a positive or negative adjustment if any portion of a Fixed Period Account is withdrawn or transferred out on any day other than within the initial period indicated in your Contract or 30 days before the end of the Account Period. The Fixed Account Contract Value after any MVA will be at least equal to the Fixed Account GMV. See "The Fixed Account - Fixed Account Guaranteed Minimum Value".

NON-QUALIFIED CONTRACT - a Contract that is not purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code.

PAYOUT PHASE - the phase your Contract is in once Annuity Payments begin.

PURCHASE PAYMENT - the amount of money you put in the Contract.

QUALIFIED CONTRACT - a Contract purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code--e.g. Individual
Retirement Annuities (IRAs), Tax Sheltered Annuities (referred to as 403(b) contracts), pension and profit sharing plans (including 401(k) and H.R. 10 plans). Currently, the only Qualified Contracts we will issue are Roth IRAs, Traditional IRAs, Simplified Employee Pension (SEP) IRAs or 403(b) rollovers.

SERVICE CENTER - the USAllianz Service Center with address at 300 Berwyn Park, P.O. Box 3031, Berwyn, Pennsylvania 19312-0031 and telephone number of (800) 624-0197. You can provide us with written notice or request that we make any Contract changes allowed by the Contract by notifying the Service Center.

VARIABLE CONTRACT VALUE - the portion of your Contract Value that is in the Investment Options during the Accumulation Phase. It is measured by the number of Accumulation Units in each Investment Option multiplied by the corresponding Accumulation Unit Value.

SUMMARY

The sections in this summary correspond to sections in this prospectus which discuss the topics in more detail.

THE VARIABLE ANNUITY CONTRACT:

The annuity contract offered by Allianz Life provides a means for investing on a tax-deferred basis in the Investment Options and the Fixed Account. The Contract is intended for retirement savings or other long-term investment purposes.

You can purchase the Contract as a Non-Qualified Contract. You may also purchase the Contract as a Qualified Contract of a plan or type that is currently issued by us with monies deemed qualified as determined by the Internal Revenue Code. This would include but may not be limited to Roth and Traditional Individual Retirement Accounts (IRA), Simplified Employee Pension (SEP) IRA and 403(b) rollover contracts.

The Contract permits you to select a variety of variable Investment Options with different investment managers and objectives. Depending on market conditions, you can make or lose value in the Investment Options. However, on the application, you can choose to include Living Guarantees in your Contract. Once this choice has been made, you cannot cancel the benefits. You cannot add these benefits after the Issue Date. Under these guarantees, you will have the following benefits:

1. A Guaranteed Account Value Benefit (GAV Benefit). Allianz Life guarantees that beginning on your fifth and later Contract Anniversaries until the Contract terminates or you start receiving Annuity Payments, your Contract Value will at least be the greater of Purchase Payments at least five years old, or the highest Contract Value on any Contract Anniversary that is at least five years before the current Contract Anniversary. Partial Withdrawals in the preceding five years reduce the guarantee amount.

2. A Guaranteed Minimum Income Benefit (GMIB). This guarantees a minimum income benefit based on the maximum Contract Value on each Contract Anniversary prior to the Owner's 81st birthday, adjusted for subsequent partial withdrawals and subsequent Purchase Payments.

3. A Guaranteed Withdrawal Benefit. This provides a guaranteed withdrawal amount prior to any MVA in each Contract Year of 12% of the cumulative Purchase Payments, regardless of the amount of the Contract Value, until the sum of the amounts (prior to any MVA) withdrawn in all Contract Years reaches 100% of the Purchase Payments. Withdrawals in a Contract Year in excess of the Guaranteed Withdrawal amount will reduce the remaining available amount for Guaranteed Withdrawals in subsequent years by a proportional amount.

THERE IS NO ADDITIONAL FEE FOR THESE GUARANTEES. HOWEVER, THE COMPANY MONITORS YOUR CONTRACT VALUE DAILY AND SYSTEMATICALLY TRANSFERS AMOUNTS BETWEEN THE FIXED ACCOUNT AND THE INVESTMENT OPTIONS YOU CHOOSE. THIS MEANS THAT YOU MAY NOT ALWAYS BE ABLE TO FULLY PARTICIPATE IN ANY UPSIDE POTENTIAL RETURNS AVAILABLE FROM THE INVESTMENT OPTIONS AND THAT YOUR CONTRACT VALUE MAY POTENTIALLY BE LESS THAN THE CONTRACT VALUE YOU WOULD HAVE WITHOUT THE LIVING GUARANTEES.

The Contract also provides a Traditional Guaranteed Minimum Death Benefit (Traditional GMDB). Or if you prefer, you can choose the Enhanced Guaranteed Minimum Death Benefit (Enhanced GMDB). The benefit under the Traditional GMDB guarantees a minimum benefit of the Purchase Payments adjusted for partial withdrawals. The benefit under the Enhanced GMDB guarantees a minimum benefit of the maximum Contract Value on each Contract Anniversary prior to the Owner's 81st birthday, adjusted for subsequent partial withdrawals and subsequent Purchase Payments.

In addition to the Investment Options, the Contract permits investment allocations to the Fixed Account. During the Accumulation Phase, allocations to the Fixed Account will be invested in the applicable Fixed Period Account. The interest rates on the Fixed Period Accounts are reset annually. You can make transfers in and out of the Fixed Account. We also will make GAV transfers in and out of the Fixed Account as necessary to support the Living Guarantees provided under this Contract, if you chose to include them in your Contract. You generally cannot reduce the Fixed Account Contract Value below the GAV Fixed Account Minimum. TRANSFERS AND WITHDRAWALS OUT OF THE FIXED ACCOUNT MAY BE SUBJECT TO AN MVA, WHICH MAY INCREASE OR DECREASE THE FIXED ACCOUNT CONTRACT VALUE, SUBJECT TO THE FIXED ACCOUNT GMV. See "Guaranteed Account Value Benefit" and "The Fixed Account".

The automatic periodic transfers in and out of the Fixed Period Accounts described in the preceding paragraph may affect the flexible rebalancing program, if elected, or any asset allocation strategy you have established. In addition, to the extent that your investment in a Contract is part of a larger portfolio strategy, and you are relying on the Contract for participation in the equity markets, any transfers from an equity Investment Option into a Fixed
Period Account may affect this strategy. You should review the effect that a purchase of a Contract may have on your investment strategies.

The Contract may be used as a funding vehicle for asset-based fee arrangements offered by brokerage firms or their associated investment advisory firms. There may be fees and charges assessed by these firms for their asset-based programs. These fees and charges would be in addition to the charges and other deductions we describe elsewhere in this prospectus. Any withdrawals made to pay these fees and charges are considered withdrawals under this Contract. Your registered representative will be able to describe the fees assessed in connection with any such asset-based programs. Allianz Life does not sponsor these programs, set the fees for the programs, or assume any responsibility for the programs.

We currently do not permit Contract Owners to borrow money from us using the Contract as security for the loan.

CONTRACT FEATURES MAY NOT BE AVAILABLE IN ALL STATES.

ANNUITY PAYMENTS:

The date you begin receiving Annuity Payments, the Income Date, must be at least two years from the Issue Date. If you want to receive regular income from your annuity, you can choose an Annuity Option. You may elect to receive your Annuity Payments as: a variable payout, a fixed payout, or a combination of both. If you choose to have any part of your payments come from the Investment Options, the dollar amount of your payments will go up or down based on the performance of the Investment Options. However, this Contract also offers guaranteed income protection through the GMIB under the optional Living Guarantees.

PURCHASE:

You can buy the Contract with $25,000 or more. You can add additional Purchase Payments of any amount ($100 minimum if you select our automatic investment plan) any time during the Accumulation Phase. The maximum cumulative Purchase Payments Allianz Life will accept without its prior approval is $1 million (including amounts already invested in other Allianz Life variable annuities). Your registered representative can help you complete the appropriate forms.

You can purchase the Contract as a Non-Qualified Contract. You may also purchase the Contract as a Qualified Contract of a plan or type that is currently issued by the company with monies deemed qualified as determined by the Internal Revenue Code. This would include but may not be limited to Roth and Traditional Individual Retirement Accounts (IRA), Simplified Employee Pension (SEP) IRA and 403(b) rollover contracts.

We will not issue a Contract to you if you or the  Annuitant  are older than age
80.

For more information, see the "Purchase" section in this prospectus.

INVESTMENT OPTIONS:

You can allocate Purchase Payments to as many as 10 of the Investment Options and/or to the Fixed Account. You may not invest in more than 10 Investment Options at any one time. The investment returns on the Investment Options are not guaranteed. You can lose money. You can make transfers between Investment Options or the Fixed Account as permitted.

THE FIXED ACCOUNT:

You can choose to  allocate  your money to Fixed  Period  Accounts  in the Fixed
Account. Only one of these accounts is available for Purchase Payments and transfers made in a single Contract Year. In the first Contract Year, a Fixed Period Account with a ten year Account Period is available. Similarly, a nine year Account Period is available for premiums paid in the second Contract Year, an eight year Account Period is available in the third year, and so on. After the tenth year, there are five year rolling periods: in the 11th year, a five year Account Period is available; in the 12th year, a four year Account Period becomes available and so on until the 16th year when a new five year Account Period is again available.

These Fixed Period Accounts are credited with interest rates that vary based on the length of their Account Periods, ranging from one to ten years. Generally, the interest rate credited is higher when the Account Period is longer. The interest rate on a Fixed Period Account is periodically reset. Withdrawals and transfers from these accounts made after the initial period indicated in your Contract or made more than 30 days prior to the end of the Account Period will reflect a Market Value Adjustment. The Market Value Adjustment may increase or decrease the Contract Value taken out of the Fixed Period Accounts. However, the Fixed Account Contract Value is guaranteed to be at least equal to the Fixed Account GMV. (See "The Fixed Account - Fixed Account Guaranteed Minimum Value".)

Allocations in and out of the Fixed Period Account may be made at the option of the Contract Owner, subject to the GAV Fixed Account Minimum, if any. If you choose to include Living Guarantees in your Contract, we also will make GAV transfers into and out of the Fixed Account. See "Guaranteed Account Value
Benefit". Transfers out of the Fixed Account may involve a Market Value Adjustment (MVA).

The Fixed Account is part of our general account. The general account consists of all of our assets other than those in our variable separate accounts. We have complete ownership and control of all these assets.

EXPENSES:

The Contract has insurance features and investment features, and there are costs related to each.

Each year, Allianz Life deducts a $40 contract maintenance charge from your Contract Value. Allianz Life currently waives this charge if the Contract Value is at least $75,000. (See "Expenses - Contract Maintenance Charge".)

Allianz Life deducts a mortality and expense risk charge from the Variable Contract Value. The charge varies depending upon the death benefit you choose (currently, 1.40% for a Traditional GMDB and 1.60% for an Enhanced GMDB). If you take money out of the Contract, Allianz Life may assess a withdrawal charge against each Purchase Payment withdrawn. The withdrawal charge starts at 8% in the first year and declines to 0% after seven complete years from the date each Purchase Payment was received. Liquidations made during the Annuity Payout Phase may be subject to a withdrawal charge or a commutation fee. (See "Annuity Options" and "Expenses".)

You can make 12 free transfers each year. After that, we deduct a $25 transfer fee for each additional transfer. We reserve the right to restrict the number of transfers to 12 transfers per year.

Each Investment Option deducts portfolio management fees and expenses from the amounts you have invested in the Investment Options. Some Investment Options also deduct 12b-1 fees from Investment Option assets. For 2001, these expenses and fees ranged, on an annual basis, from 0.57% to 1.82% of the average daily value invested in the Investment Option after expense reimbursements and fee waivers.

We will pay sales commissions to broker/dealers who sell the Contracts. For a discussion of these arrangements, see "Distribution".

TAXES:

Your earnings are generally not taxed until you take them out. For tax purposes, if you make a withdrawal during the Accumulation Phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty. Other tax rules and limitations may apply to Qualified Contracts. See "Taxes".

ACCESS TO YOUR MONEY:

You can take money out of your Contract during the Accumulation Phase. Withdrawals during the Accumulation Phase may be subject to a withdrawal charge. You may also request Liquidations under some Annuity Options after the Income Date. A withdrawal charge or commutation fee may apply. Withdrawals from the Fixed Account may be limited. You may also have to pay income tax and a tax penalty on any money you take out. Limits on withdrawals may apply to certain Qualified Contracts.

DEATH BENEFIT:

If you die before moving to the Payout Phase, the person you have chosen as a Beneficiary will receive a death benefit. The amount of the death benefit depends on whether you select the Traditional GMDB or the Enhanced GMDB.

FREE-LOOK / RIGHT TO EXAMINE:

You can cancel the Contract within 10 days after receiving it (or whatever period is required in your state). Allianz Life will pay you the Contract Value on the day it receives your request to cancel the Contract at the Service Center. This may be more or less than your original Purchase Payment. In certain states, or if you have purchased the Contract as an individual retirement annuity, Allianz Life will refund the Purchase Payment. The Free Look provision under the Contract is also called the Right to Examine.

PRIVACY POLICY:

WE PLACE A HIGH PRIORITY ON MAINTAINING YOUR TRUST AND CONFIDENCE. A NOTICE OF THE PRIVACY POLICY FOLLOWED BY ALLIANZ LIFE AND ITS AFFILIATED COMPANIES IS PROVIDED IN THIS PROSPECTUS TO ENHANCE YOUR UNDERSTANDING OF HOW WE PROTECT YOUR PRIVACY WHEN WE COLLECT AND USE INFORMATION ABOUT YOU, AND THE STEPS WE TAKE TO SAFEGUARD THAT INFORMATION. SEE "PRIVACY NOTICE."

INQUIRIES:

If you have any questions about your Contract or need more information, please contact us at:

                            USAllianz Service Center
                                 300 Berwyn Park
                                  P.O. Box 3031
                              Berwyn, PA 19312-0031
                                 1-800-624-0197

FEE TABLE
--------------------------------------------------------------------------------

The purpose of this Fee Table is to help you understand the direct or indirect costs of investing in the Contract. It reflects expenses of the Investment Options as well as the Separate Account. Taxes, including premium tax charges, also may apply, although they do not appear in the table. The table also shows the charges that you will incur during the Payout Phase. See the "Expenses" section of this prospectus for more detail on what the charges are during the Payout Phase.

CONTRACT OWNER TRANSACTION FEES*

Withdrawal Charge-During the Accumulation Phase**              Withdrawal Charge-During the Annuity Payout Phase
     (as a percentage of total Purchase Payments)                  (as a percentage of amount liquidated under
                                                                   Annuity Option 6)


           NUMBER OF COMPLETE                                              NUMBER OF COMPLETE
               YEARS SINCE                                                     YEARS SINCE
               RECEIPT OF                                                      RECEIPT OF
            PURCHASE PAYMENT           CHARGE                               PURCHASE PAYMENT             CHARGE
            ----------------           ------                               ----------------             ------
                   0                    8.0%                                         0                    8.0%
                   1                    8.0%                                         1                    8.0%
                   2                    7.0%                                         2                    7.0%
                   3                    6.0%                                         3                    6.0%
                   4                    5.0%                                         4                    5.0%
                   5                    4.0%                                         5                    4.0%
                   6                    3.0%                                         6                    3.0%
          7 years or more               0.0%                                     7 years or more          0.0%

Commutation Fee - During the Annuity Payout Phase under either Annuity Option 2 or 4 (as a percentage of amount liquidated) Liquidations can begin no earlier than five complete years from the Income Date.

           NUMBER OF COMPLETE
               YEARS SINCE
               INCOME DATE            CHARGE
--------------------------------------------
                    5                  4.0%
                    6                  3.0%
                    7                  2.0%
              8 years or more          1.0%

Transfer Fee ....................................   First 12 transfers in a Contract Year are free. Thereafter, the fee is currently $25. Allianz Life reserves the right to restrict the number of transfers to 12 transfers per year and to charge a fee for any transfer over 12. Dollar Cost
                                                    Averaging transfers, Flexible Rebalancing transfers and GAV
                                                    Transfers are not currently counted.


CONTRACT MAINTENANCE CHARGE***..................... $40 per Contract per year.

INCREASED ANNUITY PAYMENT BENEFIT CHARGE
(An optional benefit during the Payout Phase) ...... Charge per $100 of basic
                                                     Annuity Payment,
                                                     depending on Annuitant's
                                                     age and gender (where
                                                     allowed); maximum charge
                                                     ranges from $0.95 to $9.97.
SEPARATE ACCOUNT ANNUAL EXPENSES****
(collected as a percentage of average daily account value in the Investment Options)

                                                     MORTALITY AND EXPENSE
                                                            RISK CHARGES

Traditional Guaranteed Minimum Death Benefit                   1.40%

Enhanced Guaranteed Minimum Death Benefit                      1.60%

* If you invested in the Fixed Account, a Market Value Adjustment may apply to certain transactions. This MVA may increase or decrease your Fixed Account Contract Value and/or your transfer or withdrawal amount.

** You may make partial withdrawals of up to a total of 12% of cumulative Purchase Payments in each Contract Year and no withdrawal charge will be assessed. See "Access to Your Money" for additional options. This Free Withdrawal Privilege is non-cumulative, which means that if you do not use your 12% free privilege in a given year, it does not carry over to the next year.

*** The charge is waived if the Contract Value is at least $75,000. If you own more than one Contract offered under this Prospectus (registered with the same social security number), we will determine the total value of all your Contracts. If the total value of all your Contracts is at least $75,000, the charge is waived on all your Contracts.

**** The mortality and expense risk charge during the Payout Phase is charged daily at an annual rate of 1.40% of average daily account value in the Investment Options, regardless of which benefits you selected. The Enhanced GMDB may not be available in all states.

INVESTMENT OPTION ANNUAL EXPENSES NET OF WAIVERS/REIMBURSEMENTS
--------------------------------------------------------------------------------

(as a percentage of an Investment Option's average daily net assets for the most
recent  fiscal  year.)  See  the  Investment   Option   prospectuses   for  more
information.*


                                                  MANAGEMENT           12B-1               OTHER        TOTAL INVESTMENT
INVESTMENT OPTION                                    FEES              FEES**            EXPENSES        OPTION EXPENSES
-------------------------------------------------------------------------------------------------------------------
USAZ AIM Basic Value Fund1                             .75%            .25%                .10%               1.10%
USAZ AIM Blue Chip Fund1                               .80%            .25%                .10%               1.15%
USAZ AIM Dent Demographic Trends Fund1                 .85%            .25%                .10%               1.20%
USAZ AIM International Equity Fund1                    .90%            .25%                .10%               1.25%
USAZ Alliance Capital Growth and Income Fund1          .85%            .25%                 --                1.10%
USAZ Alliance Capital Large Cap Growth Fund1           .85%            .25%                 --                1.10%
USAZ Alliance Capital Technology Fund1                1.00%            .25%                 --                1.25%
Davis VA Financial Portfolio2                          .75%             --                 .25%               1.00%
Davis VA Value Portfolio                               .75%             --                 .12%                .87%
Dreyfus Small Cap Stock Index Fund- Service Shares1    .35%            .25%                 --                 .60%
Dreyfus Stock Index Fund-Service Shares                .25%            .25%                .07%                .57%
Franklin Global Communications Securities Fund
 - Class 23/4                                          .52%            .25%                .03%                .80%
Franklin Growth and Income Securities Fund - Class 23/4.48%            .25%                .03%                .76%
Franklin High Income Fund - Class 23/4                 .57%            .25%                .05%                .87%
Franklin Income Securities Fund - Class 23/4           .49%            .25%                .04%                .78%
Franklin Large Cap Growth Securities Fund - Class 23/4 .75%            .25%                .03%               1.03%
Franklin Real Estate Fund - Class 23/4                 .56%            .25%                .03%                .84%
Franklin Rising Dividends Securities Fund - Class 23/4/5.74%           .25%                .02%               1.01%
Franklin Small Cap Fund - Class 23/5                   .45%            .25%                .31%               1.01%
Franklin Small Cap Value Securities Fund - Class 23/5  .57%            .25%                .20%               1.02%
Franklin U.S. Government Fund - Class 23/4             .51%            .25%                .02%                .78%
Franklin Zero Coupon Fund 2005 - Class 14              .63%             --                 .05%                .68%
Franklin Zero Coupon Fund 2010 - Class 14              .63%             --                 .05%                .68%
Mutual Discovery Securities Fund - Class 23            .80%            .25%                .22%               1.27%
Mutual Shares Securities Fund - Class 23               .60%            .25%                .19%               1.04%
Templeton Developing Markets Securities Fund - Class 231.25%           .25%                .32%               1.82%
Templeton Foreign Securities Fund - Class 23/5         .68%            .25%                .22%               1.15%
Templeton Growth Securities Fund - Class 23/4          .80%            .25%                .05%               1.10%
USAZ Templeton Developed Markets Fund1                 .88%            .25%                .12%               1.25%
Jennison 20/20 Focus Portfolio - Class 21              .75%            .25%                .33%               1.33%
SP Jennison International Growth Portfolio - Class 26  .85%            .25%                .54%               1.64%
SP Strategic Partners Focused Growth Portfolio
 - Class 26                                            .90%            .25%                .26%               1.41%
Oppenheimer Global Securities Fund/VA                  .64%             --                 .06%                .70%
Oppenheimer High Income Fund/VA                        .74%             --                 .05%                .79%
Oppenheimer Main Street Growth & Income Fund/VA        .68%             --                 .05%                .73%
USAZ Oppenheimer Emerging Growth Fund1                 .85%            .25%                .15%               1.25%
PIMCO VIT High Yield Portfolio - Admin. Class7         .25%             --                 .50%                .75%
PIMCO VIT StocksPLUS Growth and Income Portfolio
 - Admin. Class 7                                      .40%             --                 .27%                .67%
PIMCO VIT Total Return Portfolio- Admin. Class 7       .25%             --                 .40%                .65%
USAZ PIMCO Growth and Income Fund1                     .75%            .25%                .10%               1.10%
USAZ PIMCO Renaissance Fund1                           .75%            .25%                .10%               1.10%
USAZ PIMCO Value Fund1                                 .75%            .25%                .10%               1.10%
Seligman Small-Cap Value Portfolio - Class 18         1.00%             --                 .19%               1.19%
USAZ Money Market Fund1                                .35%            .25%                .30%                .90%
USAZ Van Kampen Aggressive Growth Fund1                .80%            .25%                .20%               1.25%
USAZ Van Kampen Comstock Fund1                         .68%            .25%                .27%               1.20%
USAZ Van Kampen Emerging Growth Fund1                  .75%            .25%               .10%                1.10%
USAZ Van Kampen Growth and Income Fund1                .68%            .25%                .17%               1.10%
USAZ Van Kampen Growth Fund1                           .75%            .25%                .20%               1.20%

*The fee and expense information regarding the Investment Options was provided by the investment advisers, and Allianz Life has not independently verified such information. Some of the investment options may pay service fees, which vary by Investment Option. Except for the USAZ Funds and the PIMCO VIT Investment Options, neither the Investment Options nor their Advisers are affiliated with Allianz Life.

**The 12b-1 fees cover certain distribution and shareholder support services provided by the companies selling Contracts. Our principal underwriter, USAllianz Investor Services, LLC will receive 12b-1 fees.

1. The USAZ AIM Basic Value Fund, USAZ AIM Blue Chip Fund, USAZ AIM Dent Demographic Trends Fund, USAZ AIM International Equity Fund, Dreyfus Small Cap Stock Index Fund, Jennison 20/20 Focus Portfolio and the USAZ Oppenheimer Emerging Growth Fund commenced operations as of May 1, 2002. The expenses shown above for these Investment Options are therefore estimated for the Investment Option's current fiscal year. Certain USAZ Fund expenses will be assumed by the Adviser and an annual expense limit has been designated by the Adviser for each Investment Option which is reflected in the total expense amount listed in the table above. Without reimbursement, total Investment Option expenses would be estimated as follows: USAZ Alliance Capital Growth and Income Fund, 3.28%, USAZ Alliance Capital Large Cap Growth Fund, 3.36%, USAZ Alliance Capital Technology Fund, 3.19%, USAZ Templeton Developed Markets Fund, 3.56%, USAZ PIMCO Growth and Income Fund, 3.70%, USAZ PIMCO Renaissance Fund, 2.96%, USAZ PIMCO Value Fund, 3.43%, USAZ Money Market Fund, 1.21%, USAZ Van Kampen Aggressive Growth Fund, 7.59%, USAZ Van Kampen Comstock Fund, 3.01%, USAZ Van Kampen Emerging Growth Fund, 3.81%, USAZ Van Kampen Growth and Income Fund, 2.71%, and the USAZ Van Kampen Growth Fund, 4.46%.

2. Without reimbursement, other expenses and total operating expenses would have been 0.29% and 1.04%, respectively for the Davis VA Financial Portfolio.

3. For the Investment Options of Franklin Templeton Variable Insurance Products Trust, Class 2 shares have a distribution plan which is referred to as a rule 12b-1 plan. See "Fund Account Policies" in the Franklin Templeton Variable Insurance Products Trust prospectus for more information about the rule 12b-1 plan.

4. The Investment Option administration fee is paid indirectly through the management fee.

5. For the Franklin Rising Dividends, Franklin Small Cap, Franklin Small Cap Value Securities and Templeton Foreign Securities Funds, the managers have agreed in advance to make estimated reductions of 0.01%, 0.08%, 0.03% and 0.01%, respectively, in their fees to reflect reduced services resulting from the Investment Options' investment in a Franklin Templeton money fund. The managers are required by the Investment Options' Board of Trustees and an order of the Securities and Exchange Commission to reduce their fees if the Investment Options invest in a Franklin Templeton money fund. Without these reductions, the total annual Investment Options' operating expenses are estimated to be 1.02%, 1.09%, 1.05% and 1.16%, respectively.

6. Without reimbursement, total operating expenses would have been 2.26% and 3.01%, respectively for the SP Jennison International Growth and SP Strategic Partners Focused Growth Portfolios. These reimbursements are voluntary and may be terminated at any time.

7. "Other Expenses" without reduction reflect a 0.35% administrative fee, a 0.15% service fee and 0.01% representing pro rata Trustees' Fees for the PIMCO VIT High Yield Portfolio; a 0.10% administrative fee, a 0.15% service fee and 0.02% interest expense for the PIMCO VIT StocksPLUS Growth and Income Portfolio; and a 0.25% administrative fee, a 0.15% service fee and 0.01% representing pro rata Trustees' fees for the PIMCO VIT Total Return Portfolio. PIMCO has contractually agreed to reduce total annual Investment Option operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.75%, 0.65% and 0.65%, respectively, of average daily net assets for the PIMCO VIT High Yield, StocksPLUS Growth and Income and Total Return Portfolios. Without such reductions, Total Annual Expenses for the fiscal year ended December 31, 2001 would have been 0.76%, 0.67% and 0.66%, respectively. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. Ratio of net expenses to average net assets excluding interest expense is 0.65% for the StocksPLUS Growth and Income Portfolio.

8. Effective March 1, 2001, J & W. Seligman & Co. Incorporated ("Seligman") voluntarily agreed to reimburse expenses of Seligman Small-Cap Value Portfolio, other than management and 12b-1 fees, that exceed 0.20%. Prior to that date, Seligman reimbursed all expenses, other than management and 12b-1 fees. Without reimbursement, other expenses and total investment option expenses would have been 0.22% and 1.22%, respectively. There is no assurance that Seligman will continue this policy in the future.

EXAMPLES
--------------------------------------------------------------------------------

o The examples below should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. These examples assume that the applicable fee waivers and expense reimbursements provided by some of the Investment Options will continue for the periods shown. Premium taxes are not reflected.

o The $40 contract maintenance charge is included in the examples as a prorated charge of $1. Since the average Contract size is greater than $1,000, the contract maintenance charge is reduced accordingly.

o For additional information, see "Expenses."

    You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on your money if you make a full withdrawal at the end of each time period for Contracts with:

          (a) the Traditional GMDB (with the lowest mortality and expense risk charge of 1.40%)

          (b) the Enhanced GMDB (with the highest mortality and expense risk charge of 1.60%).

INVESTMENT OPTION                                1 YEAR            3 YEARS          5 YEARS          10 YEARS
-------------------------------------------------------------------------------------------------------------------
USAZ AIM Basic Value Fund                            (a)$106         (a)$151         (a)$188        (a)$294
                                                     (b) 108         (b)157          (b) 198        (b) 313
-------------------------------------------------------------------------------------------------------------------
USAZ AIM Blue Chip Fund                              (a) 107         (a)152          (a) 191        (a) 299
                                                     (b) 109         (b)158          (b) 200        (b) 318
-------------------------------------------------------------------------------------------------------------------
USAZ AIM Dent Demographic Trends Fund                (a) 107         (a)154          (a) 193        (a) 303
                                                     (b) 109         (b)160          (b) 203        (b) 323
-------------------------------------------------------------------------------------------------------------------
USAZ AIM International Equity Fund                   (a) 108         (a)155          (a) 196        (a) 308
                                                     (b) 110         (b)161          (b) 205        (b) 328
-------------------------------------------------------------------------------------------------------------------
USAZ Alliance Capital Growth and Income Fund         (a) 106         (a)151          (a) 188        (a) 294
                                                     (b) 108         (b)157          (b) 198        (b) 313
-------------------------------------------------------------------------------------------------------------------
USAZ Alliance Capital Large Cap Growth Fund          (a) 106         (a)151          (a) 188        (a) 294
                                                     (b) 108         (b)157          (b) 198        (b) 313
-------------------------------------------------------------------------------------------------------------------
USAZ Alliance Capital Technology Fund                (a) 108         (a)155          (a) 196        (a) 308
                                                     (b) 110         (b)161          (b) 205        (b) 328
-------------------------------------------------------------------------------------------------------------------
Davis VA Financial Portfolio                         (a) 105         (a)148          (a) 183        (b) 284
                                                     (b) 107         (b)154          (b) 193        (b) 303
-------------------------------------------------------------------------------------------------------------------
Davis VA Value Portfolio                             (a) 104         (a)144          (a) 177        (a) 271
                                                     (b) 106         (b)150          (b) 187        (b) 291
-------------------------------------------------------------------------------------------------------------------
Dreyfus Small Cap Stock Index Fund                   (a) 101         (a)136          (a) 163        (a) 243
                                                     (b) 103         (b)142          (b) 173        (b) 263
-------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund                             (a) 101         (a)135          (a) 161        (a) 240
                                                     (b) 103         (b)141          (b) 171        (b) 260
-------------------------------------------------------------------------------------------------------------------
Franklin Global Communications Securities Fund       (a) 103         (a)142          (a) 173        (a) 263
                                                     (b) 105         (b)148          (b) 183        (b) 284
-------------------------------------------------------------------------------------------------------------------
Franklin Growth and Income Securities Fund           (a) 103         (a)141          (a) 171        (a) 259
                                                     (b) 105         (b)147          (b) 181        (b) 280
-------------------------------------------------------------------------------------------------------------------
Franklin High Income Fund                            (a) 104         (a)144          (a) 177        (a) 271
                                                     (b) 106         (b)150          (b) 187        (b) 291
-------------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund                      (a) 103         (a)141          (a) 172        (a) 261
                                                     (b) 105         (b)147          (b) 182        (b) 282
-------------------------------------------------------------------------------------------------------------------
Franklin Large Cap Growth Securities Fund            (a) 106         (a)149          (a) 185        (a) 287
                                                     (b) 108         (b)155          (b) 195        (b) 306
-------------------------------------------------------------------------------------------------------------------
Franklin Real Estate Fund                            (a) 104         (a)143          (a) 175        (a) 267
                                                     (b) 106         (b)149          (b) 185        (b) 288
-------------------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities Fund            (a) 105         (a)148          (a) 184        (a) 285
                                                     (b) 107         (b)154          (b) 194        (b) 304
-------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Fund                              (a) 105         (a)148          (a) 184        (a) 285
                                                     (b) 107         (b)154          (b) 194        (b) 304
-------------------------------------------------------------------------------------------------------------------
Franklin Small CapValue Securities Fund              (a) 106         (a)148          (a) 184        (a) 286
                                                     (b) 108         (b)154          (b) 194        (b) 305
-------------------------------------------------------------------------------------------------------------------
Franklin U.S. Government Fund                        (a) 103         (a)141          (a) 172        (a) 261
                                                     (b) 105         (b)147          (b) 182        (b) 282
-------------------------------------------------------------------------------------------------------------------
Franklin Zero Coupon Fund 2005                       (a) 102         (a)138          (a) 167        (a) 251
                                                     (b) 104         (b)144          (b) 177        (b) 272
-------------------------------------------------------------------------------------------------------------------
Franklin Zero Coupon Fund 2010                       (a) 102         (a)138          (a) 167        (a) 251
                                                     (b) 104         (b)144          (b) 177        (b) 272
-------------------------------------------------------------------------------------------------------------------
Mutual Discovery Securities Fund                     (a) 108         (a)156          (a) 196        (a) 310
                                                     (b) 110         (b)162          (b) 206        (b) 329
-------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                        (a) 106         (a)149          (a) 185        (a) 288
                                                     (b) 108         (b)155          (b) 195        (b) 307
-------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund         (a) 113         (a)172          (a) 223        (a) 362
                                                     (b) 115         (b)178          (b) 233        (b) 380
-------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                    (a) 107         (a)152          (a) 191        (a) 299
                                                     (b) 109         (b)158          (b) 200        (b) 318
-------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                     (a) 106         (a)151          (a) 188        (a) 294
                                                     (b) 108         (b)157          (b) 198        (b) 313
-------------------------------------------------------------------------------------------------------------------
USAZ Templeton Developed Markets Fund                (a) 108         (a)155          (a) 196        (a) 308
                                                     (b) 110         (b)161          (b) 205        (b) 328
-------------------------------------------------------------------------------------------------------------------
Jennison 20/20 Focus Portfolio                       (a) 109         (a)158          (a) 199        (a) 316
                                                     (b) 111         (b)164          (b) 209        (b) 335
-------------------------------------------------------------------------------------------------------------------
SP Jennison International Growth Portfolio           (a) 112         (a)167          (a) 215        (a) 346
                                                     (b) 114         (b)173          (b) 224        (b) 364
-------------------------------------------------------------------------------------------------------------------
SP Strategic Partners Focused Growth Portfolio       (a) 109         (a)160          (a) 203        (a) 324
                                                     (b) 111         (b)166          (b) 213        (b) 343
-------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA                (a) 102         (a)139          (a) 168        (a) 253
                                                     (b) 104         (b)145          (b) 178        (b) 274
-------------------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund/VA                      (a) 103         (a)142          (a) 172        (a) 262
                                                     (b) 105         (b)148          (b) 183        (b) 283
-------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Growth & Income Fund/VA      (a) 103         (a)140          (a) 169        (a) 256
                                                     (b) 105         (b)146          (b) 180        (b) 277
-------------------------------------------------------------------------------------------------------------------
USAZ Oppenheimer Emerging Growth Fund                (a) 108         (a)155          (a) 196        (a) 308
                                                     (b) 110         (b)161          (b) 205        (b) 328
-------------------------------------------------------------------------------------------------------------------
PIMCO VIT High Yield Portfolio                       (a) 103         (a)140          (a) 170        (a) 258
                                                     (b) 105         (b)146          (b) 181        (b) 279
-------------------------------------------------------------------------------------------------------------------
PIMCO VIT StocksPLUS Growth & Income Portfolio       (a) 102         (a)138          (a) 166        (a) 250
                                                     (b) 104         (b)144          (b) 177        (b) 271
-------------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio                     (a) 102         (a)137          (a) 165        (a) 248
                                                     (b) 104         (b)143          (b) 175        (b) 268
-------------------------------------------------------------------------------------------------------------------
USAZ PIMCO Growth and Income Fund                    (a) 106         (a)151          (a) 188        (a) 294
                                                     (b) 108         (b)157          (b) 198        (b) 313
-------------------------------------------------------------------------------------------------------------------
USAZ PIMCO Renaissance Fund                          (a) 106         (a)151          (a) 188        (a) 294
                                                     (b) 108         (b)157          (b) 198        (b) 313
-------------------------------------------------------------------------------------------------------------------
USAZ PIMCO Value Fund                                (a) 106         (a)151          (a) 188        (a) 294
                                                     (b) 108         (b)157          (b) 198        (b) 313
-------------------------------------------------------------------------------------------------------------------
Seligman Small-Cap Value Portfolio                   (a) 107         (a)154          (a) 193        (a) 302
                                                     (b) 109         (b)160          (b) 202        (b) 322
-------------------------------------------------------------------------------------------------------------------
USAZ Money Market Fund                               (a) 104         (a)145          (a) 178        (a) 274
                                                     (b) 106         (b)151          (b) 188        (b) 294
-------------------------------------------------------------------------------------------------------------------
USAZ Van Kampen Aggressive Growth Fund               (a) 108         (a)155          (a) 196        (a) 308
                                                     (b) 110         (b)161          (b) 205        (b) 328
-------------------------------------------------------------------------------------------------------------------
USAZ Van Kampen Comstock Fund                        (a) 107         (a)154          (a) 193        (a) 303
                                                     (b) 109         (b)160          (b) 203        (b) 323
-------------------------------------------------------------------------------------------------------------------
USAZ Van Kampen Emerging Growth Fund                 (a) 106         (a)151          (a) 188        (a) 294
                                                     (b) 108         (b)157          (b) 198        (b) 313
-------------------------------------------------------------------------------------------------------------------
USAZ Van Kampen Growth and Income Fund               (a) 106         (a)151          (a) 188        (a) 294
                                                     (b) 108         (b)157          (b) 198        (b) 313
-------------------------------------------------------------------------------------------------------------------
USAZ Van Kampen Growth Fund                          (a) 107         (a)154          (a) 193        (a) 303
                                                     (b) 109         (b)160          (b) 203        (b) 323
-------------------------------------------------------------------------------------------------------------------


      You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on your money if you do not make a full withdrawal or if you apply your Contract Value to an Annuity Option for Contracts with:

               (a) the Traditional GMDB (with the lowest mortality and expense risk charge of 1.40%)

               (b) the Enhanced GMDB (with the highest mortality and expense risk charge of 1.60%)

INVESTMENT OPTION                                1 YEAR            3 YEARS          5 YEARS          10 YEARS
-------------------------------------------------------------------------------------------------------------------
USAZ AIM Basic Value Fund                            (a)$ 26         (a)$81          (a)$138        (a)$294
                                                     (b)  28         (b) 87          (b) 148        (b) 313
-------------------------------------------------------------------------------------------------------------------
USAZ AIM Blue Chip Fund                              (a)  27         (a) 82          (a) 141        (a) 299
                                                     (b)  29         (b) 88          (b) 150        (b) 318
-------------------------------------------------------------------------------------------------------------------
USAZ AIM Dent Demographic Trends Fund                (a)  27         (a) 84          (a) 143        (a) 303
                                                     (b)  29         (b) 90          (b) 153        (b) 323
-------------------------------------------------------------------------------------------------------------------
USAZ AIM International Equity Fund                   (a)  28         (a) 85          (a) 146        (a) 308
                                                     (b)  30         (b) 91          (b) 155        (b) 328
-------------------------------------------------------------------------------------------------------------------
USAZ Alliance Capital Growth and Income Fund         (a)  26         (a) 81          (a) 138        (a) 294
                                                     (b)  28         (b) 87          (b) 148        (b) 313
-------------------------------------------------------------------------------------------------------------------
USAZ Alliance Capital Large Cap Growth Fund          (a)  26         (a) 81          (a) 138        (a) 294
                                                     (b)  28         (b) 87          (b) 148        (b) 313
-------------------------------------------------------------------------------------------------------------------
USAZ Alliance Capital Technology Fund                (a)  28         (a) 85          (a) 146        (a) 308
                                                     (b)  30         (b) 91          (b) 155        (b) 328
-------------------------------------------------------------------------------------------------------------------
Davis VA Financial Portfolio                         (a)  25         (a) 78          (a) 133        (b) 284
                                                     (b)  27         (b) 84          (b) 143        (b) 303
-------------------------------------------------------------------------------------------------------------------
Davis VA Value Portfolio                             (a)  24         (a) 74          (a) 127        (a) 271
                                                     (b)  26         (b) 80          (b) 137        (b) 291
-------------------------------------------------------------------------------------------------------------------
Dreyfus Small Cap Stock Index Fund                   (a)  21         (a) 66          (a) 113        (a) 243
                                                     (b)  23         (b) 72          (b) 123        (b) 263
-------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund                             (a)  21         (a) 65          (a) 111        (a) 240
                                                     (b)  23         (b) 71          (b) 121        (b) 260
-------------------------------------------------------------------------------------------------------------------
Franklin Global Communications Securities Fund       (a)  23         (a) 72          (a) 123        (a) 263
                                                     (b)  25         (b) 78          (b) 133        (b) 284
-------------------------------------------------------------------------------------------------------------------
Franklin Growth and Income Securities Fund           (a)  23         (a) 71          (a) 121        (a) 259
                                                     (b)  25         (b) 77          (b) 131        (b) 280
-------------------------------------------------------------------------------------------------------------------
Franklin High Income Fund                            (a)  24         (a) 74          (a) 127        (a) 271
                                                     (b)  26         (b) 80          (b) 137        (b) 291
-------------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund                      (a)  23         (a) 71          (a) 122        (a) 261
                                                     (b)  25         (b) 77          (b) 132        (b) 282
-------------------------------------------------------------------------------------------------------------------
Franklin Large Cap Growth Securities Fund            (a)  26         (a) 79          (a) 135        (a) 287
                                                     (b)  28         (b) 85          (b) 145        (b) 306
-------------------------------------------------------------------------------------------------------------------
Franklin Real Estate Fund                            (a)  24         (a) 73          (a) 125        (a) 267
                                                     (b)  26         (b) 79          (b) 135        (b) 288
-------------------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities Fund            (a)  25         (a) 78          (a) 134        (a) 285
                                                     (b)  27         (b) 84          (b) 144        (b) 304
-------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Fund                              (a)  25         (a) 78          (a) 134        (a) 285
                                                     (b)  27         (b) 84          (b) 144        (b) 304
-------------------------------------------------------------------------------------------------------------------
Franklin Small CapValue Securities Fund              (a)  26         (a) 78          (a) 134        (a) 286
                                                     (b)  28         (b) 84          (b) 144        (b) 305
-------------------------------------------------------------------------------------------------------------------
Franklin U.S. Government Fund                        (a)  23         (a) 71          (a) 122        (a) 261
                                                     (b)  25         (b) 77          (b) 132        (b) 282
-------------------------------------------------------------------------------------------------------------------
Franklin Zero Coupon Fund 2005                       (a)  22         (a) 68          (a) 117        (a) 251
                                                     (b)  24         (b) 74          (b) 127        (b) 272
-------------------------------------------------------------------------------------------------------------------
Franklin Zero Coupon Fund 2010                       (a)  22         (a) 68          (a) 117        (a) 251
                                                     (b)  24         (b) 74          (b) 127        (b) 272
-------------------------------------------------------------------------------------------------------------------
Mutual Discovery Securities Fund                     (a)  28         (a) 86          (a) 146        (a) 310
                                                     (b)  30         (b) 92          (b) 156        (b) 329
-------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                        (a)  26         (a) 79          (a) 135        (a) 288
                                                     (b)  28         (b) 85          (b) 145        (b) 307
-------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund         (a)  33         (a)102          (a) 173        (a) 362
                                                     (b)  35         (b)108          (b) 183        (b) 380
-------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                    (a)  27         (a) 82          (a) 141        (a) 299
                                                     (b)  29         (b) 88          (b) 150        (b) 318
-------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                     (a)  26         (a) 81          (a) 138        (a) 294
                                                     (b)  28         (b) 87          (b) 148        (b) 313
-------------------------------------------------------------------------------------------------------------------
USAZ Templeton Developed Markets Fund                (a)  28         (a) 85          (a) 146        (a) 308
                                                     (b)  30         (b) 91          (b) 155        (b) 328
-------------------------------------------------------------------------------------------------------------------
Jennison 20/20 Focus Portfolio                       (a)  29         (a) 88          (a) 149        (a) 316
                                                     (b)  31         (b) 94          (b) 159        (b) 335
-------------------------------------------------------------------------------------------------------------------
SP Jennison International Growth Portfolio           (a)  32         (a) 97          (a) 165        (a) 346
                                                     (b)  34         (b)103          (b) 174        (b) 364
-------------------------------------------------------------------------------------------------------------------
SP Strategic Partners Focused Growth Portfolio       (a)  29         (a) 90          (a) 153        (a) 324
                                                     (b)  31         (b) 96          (b) 163        (b) 343
-------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA                (a)  22         (a) 69          (a) 118        (a) 253
                                                     (b)  24         (b) 75          (b) 128        (b) 274
-------------------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund/VA                      (a)  23         (a) 72          (a) 122        (a) 262
                                                     (b)  25         (b) 78          (b) 133        (b) 283
-------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Growth & Income Fund/VA      (a)  23         (a) 70          (a) 119        (a) 256
                                                     (b)  25         (b) 76          (b) 130        (b) 277
-------------------------------------------------------------------------------------------------------------------
USAZ Oppenheimer Emerging Growth Fund                (a)  28         (a) 85          (a) 146        (a) 308
                                                     (b)  30         (b) 91          (b) 155        (b) 328
-------------------------------------------------------------------------------------------------------------------
PIMCO VIT High Yield Portfolio                       (a)  23         (a) 70          (a) 120        (a) 258
                                                     (b)  25         (b) 76          (b) 131        (b) 279
-------------------------------------------------------------------------------------------------------------------
PIMCO VIT StocksPLUS Growth & Income Portfolio       (a)  22         (a) 68          (a) 116        (a) 250
                                                     (b)  24         (b) 74          (b) 127        (b) 271
-------------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio                     (a)  22         (a) 67          (a) 115        (a) 248
                                                     (b)  24         (b) 73          (b) 125        (b) 268
-------------------------------------------------------------------------------------------------------------------
USAZ PIMCO Growth and Income Fund                    (a)  26         (a) 81          (a) 138        (a) 294
                                                     (b)  28         (b) 87          (b) 148        (b) 313
-------------------------------------------------------------------------------------------------------------------
USAZ PIMCO Renaissance Fund                          (a)  26         (a) 81          (a) 138        (a) 294
                                                     (b)  28         (b) 87          (b) 148        (b) 313
-------------------------------------------------------------------------------------------------------------------
USAZ PIMCO Value Fund                                (a)  26         (a) 81          (a) 138        (a) 294
                                                     (b)  28         (b) 87          (b) 148        (b) 313
-------------------------------------------------------------------------------------------------------------------
Seligman Small-Cap Value Portfolio                   (a)  27         (a) 84          (a) 143        (a) 302
                                                     (b)  29         (b) 90          (b) 152        (b) 322
-------------------------------------------------------------------------------------------------------------------
USAZ Money Market Fund                               (a)  24         (a) 75          (a) 128        (a) 274
                                                     (b)  26         (b) 81          (b) 138        (b) 294
-------------------------------------------------------------------------------------------------------------------
USAZ Van Kampen Aggressive Growth Fund               (a)  28         (a) 85          (a) 146        (a) 308
                                                     (b)  30         (b) 91          (b) 155        (b) 328
-------------------------------------------------------------------------------------------------------------------
USAZ Van Kampen Comstock Fund                        (a)  27         (a) 84          (a) 143        (a) 303
                                                     (b)  29         (b) 90          (b) 153        (b) 323
-------------------------------------------------------------------------------------------------------------------
USAZ Van Kampen Emerging Growth Fund                 (a)  26         (a) 81          (a) 138        (a) 294
                                                     (b)  28         (b) 87          (b) 148        (b) 313
-------------------------------------------------------------------------------------------------------------------
USAZ Van Kampen Growth and Income Fund               (a)  26         (a) 81          (a) 138        (a) 294
                                                     (b)  28         (b) 87          (b) 148        (b) 313
-------------------------------------------------------------------------------------------------------------------
USAZ Van Kampen Growth Fund                          (a)  27         (a) 84          (a) 143        (a) 303
                                                     (b)  29         (b) 90          (b) 153        (b) 323
-------------------------------------------------------------------------------------------------------------------

As of December 31, 2001, no Contracts had been sold. Therefore, Allianz Life has not provided Condensed Financial Information.


1.THE VARIABLE ANNUITY CONTRACT
--------------------------------------------------------------------------------

This prospectus describes a flexible purchase payment, tax deferred variable annuity Contract.

o Flexible Purchase Payments means that you may choose to make Purchase Payments at any time during the Accumulation Phase, in whatever amount you choose, subject to certain minimum and maximum requirements.

o A deferred annuity contract means that Annuity Payments do not begin for a specified period of time in the future (usually when you retire) or until you reach a certain age.

o A variable annuity is one in which Contract Values and/or the Annuity Payments vary depending on the performance of the underlying Investment Options.

An annuity is a contract between you, the Contract Owner, and an insurance company (in this case Allianz Life), where the insurance company promises to pay you (or someone else you choose) an income, in the form of Annuity Payments. The Annuity Payments must begin on a designated date (the Income Date) that is at least two years after you buy the Contract. Until you decide to begin receiving Annuity Payments, your Contract is in the Accumulation Phase. Once you begin receiving Annuity Payments, your Contract switches to the Payout Phase.

The Contract benefits from tax deferral. Tax deferral means that you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. For Qualified Contracts, the tax deferral is provided through compliance with tax-qualification rules and not necessarily by purchasing the Contract.

Your investment choices include the Investment Options and the Fixed Account of Allianz Life. You may not invest in more than 10 Investment Options at any one time. Depending upon market conditions, you can make or lose money in the Contract based on the investment performance of the Investment Options. The Investment Options are designed to offer a better return than the Fixed Account. However, this is not guaranteed.

The amount of Contract Value you are able to accumulate in your Contract during the Accumulation Phase depends in large part upon the investment performance of the Investment Option(s) you select. The amount of the variable Annuity Payments you receive during the Payout Phase also depends in large part upon the investment performance of any Investment Options you select for the Payout Phase.

The Contract also contains a Fixed Account. Amounts you allocate to this account earn interest that we declare periodically. Fixed Period Accounts are part of the Fixed Account to which you may allocate Purchase Payments during the Accumulation Phase. Fixed Period Accounts have Account Periods ranging from one to ten years. Only one Fixed Period Account is available for Purchase Payments or transfers in a Contract Year. In the first Contract Year, the Fixed Period Account with a ten year Account Period is available. Withdrawals or transfers from these accounts are subject to a Market Value Adjustment (See "The Fixed Account - Market Value Adjustment). Your Fixed Account Contract Value after any MVAs is guaranteed to be at least equal to the Fixed Account GMV. (see " The Fixed Account - Fixed Account Guaranteed Minimum Value".)

If you select the Fixed Account, the amount of money you are able to accumulate in your Contract during the Accumulation Phase depends upon the total interest credited to your Contract.

Allianz Life will not make any changes to your Contract without your permission except as may be required by law.

OWNERSHIP

CONTRACT OWNER. You, as the Contract Owner, have all the rights under the Contract. The Contract Owner is as designated at the time the Contract is issued, unless changed. You may change Contract Owners at any time subject to our underwriting rules then in effect. There may be restrictions on changing the ownership of a Qualified Contract. Any change will become effective as of the date the request is signed. This may be a taxable event. You should consult with your tax adviser before doing this.

JOINT OWNER. The Non-Qualified Contract can be owned by Joint Owners. Any Joint Owner must be the spouse of the other Contract Owner (may not apply in all states). Upon the death of either Joint Owner, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation at the time the Contract was issued or as may have been later changed will be treated as a contingent Beneficiary unless otherwise indicated. Joint Owners can also be changed under the same conditions as described for a Contract Owner.

ANNUITANT. The Annuitant is the natural person on whose life we base Annuity Payments. You name an Annuitant (subject to our underwriting rules then in effect). You may change the Annuitant at any time before the Income Date unless the Contract is owned by a non-individual. For a Qualified Contract, there is a requirement that the Owner and the Annuitant are the same person.

BENEFICIARY. The Beneficiary is the person(s) or entity you name to receive any death benefit. The Beneficiary is named at the time the Contract is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary or contingent Beneficiary. If no Beneficiary is named, your death benefit will be paid to your estate.

ASSIGNMENT. You can transfer ownership of (assign) the Contract at any time during your lifetime. Allianz Life will not be liable for any payment or other action it takes in accordance with the Contract before it receives notice of the assignment. Any assignment made after the death benefit has become payable can only be done with our consent. An assignment may be a taxable event. If the Contract is issued pursuant to a Qualified plan, you may be unable to assign the Contract. If you assign the Contract, you may only exercise your rights with the consent of the assignee.


2.ANNUITY PAYMENTS
(THE PAYOUT PHASE)
--------------------------------------------------------------------------------

INCOME DATE

You can annuitize your Contract and receive regular monthly income payments under your Contract. Your Income Date is the date your monthly income payments will begin. Your Income Date must be the first day of a calendar month. If you do not select an Income Date at Contract Issue we will appoint an Income Date for you. Your Income Date is specified in your Contract. You may make an authorized request for a different Income Date after Contract Issue; however, any such request is subject to our approval. The earliest Income Date you can select must be at least two years after the Issue Date. Your Income Date must not be after the calendar month following the later of the Annuitant's 90th birthday or ten years from the Issue Date, unless approved by us. However, the Income Date will never be later than what is permitted under state and federal law. After the Income Date, the Living Guarantees and the Fixed Period Accounts will no longer be available. Your selection to start Annuity Payments may involve a MVA if any of your Contract Value is in the Fixed Account on the Income Date.

ANNUITY PAYMENTS

You may elect to receive your Annuity Payments as:

o    a variable payout,
o    a fixed payout, or
o    a combination of both.

Under a fixed payout, all of the Annuity Payments will be the same dollar amount (equal installments). If you choose a variable payout, you can invest in up to ten of the available Investment Options. If you do not tell us otherwise, your Annuity Payments will be based on the investment allocations that were in place on the Income Date. Your Annuity Payment must be at least $20. We will not allow amounts less than $5,000 to be applied under any Annuity Option. After the Income Date, you will not be able to make a transfer from a Fixed Annuity Option to a Variable Annuity Option (but can do the reverse). Guaranteed fixed Annuity Payments are based on an interest rate of 2.5% per year and the mortality table specified in your Contract. We may pay fixed Annuity Payments greater than the guaranteed Annuity Payments. If so, these "current" Annuity Payments will be greater than other "current" Annuity Payments if the Income Date is at least seven years from the last Purchase Payment.

If you choose to have any portion of your Annuity Payments based on the investment performance of the Investment Option(s), the dollar amount of your payments will depend upon three factors:

1) the amount available for Annuity Payments and the Annuity Option based on the investment performance in the Investment Option(s) on the Income Date,

2) the assumed investment rate (AIR) used in the annuity table for the Contract, and

3)   the future performance of the Investment Option(s) you selected.

The amount available for Annuity Payments is your Contract Value (adjusted for any MVA) less any applicable premium taxes. You can choose a 3%, 5% or 7% AIR. The 5% and 7% AIRs are not available in all states. Using a higher AIR results in a higher initial Annuity Payment but later payments will increase more slowly when investment performance rises and decrease more rapidly when investment performance declines. If the actual performance exceeds the AIR, your Annuity Payments will increase. Similarly, if the actual rate is less than the AIR, your Annuity Payments will decrease.

You (or someone you designate) will receive the Annuity Payments. You will receive tax reporting on those payments.

ANNUITY OPTIONS

You can choose among income plans. We call those Annuity Options. You can choose one of the Annuity Options described below or any other payment option that you and Allianz Life agree to. You may, at any time before the Income Date, select and/or change the Annuity Option with at least 30 days written notice to us. After Annuity Payments begin, you cannot change the Annuity Option. If you do not choose an Annuity Option prior to the Income Date, we will make payments to you under variable Annuity Option 2, which provides a life annuity with ten years of monthly payments guaranteed.

OPTION 1. LIFE ANNUITY. We will make monthly Annuity Payments during the life of the Annuitant, ceasing with the last Annuity Payment due prior to the Annuitant's death.

OPTION 2. LIFE ANNUITY WITH MONTHLY PAYMENTS OVER 5, 10, 15 OR 20 YEARS GUARANTEED. We will make monthly Annuity Payments during the life of the Annuitant with a guarantee that if, at the Annuitant's death, there have been fewer than 60, 120, 180, or 240 monthly Annuity Payments made as selected, monthly Annuity Payments will continue for the remainder of the guaranteed period. Alternatively, the Contract Owner may elect to receive a lump-sum payment equal to the present value of the guaranteed monthly Annuity Payments remaining, as of the date proof of the Annuitant's death is received at the Service Center, commuted as set forth in the Contract. Proof of the Annuitant's death and return of the Contract are required prior to the payment of any commuted values.

During the lifetime of the Annuitant, and while the number of Annuity Payments made is less than the guaranteed number of payments elected, and if you elected to receive payments on a variable basis, you may request a withdrawal (partial Liquidation). You will be allowed to make a partial Liquidation at least once per Contract Year starting 5 years after the Income Date. The Liquidation value is equal to the present value of the remaining guaranteed number of Annuity Payments based on the Annuity Payment's current value, to the end of the guaranteed period, commuted at the selected AIR. The total of all partial Liquidations, measured as the sum of the percentages of the total Liquidation value at the time of each partial Liquidation, cannot exceed 75%. A commutation fee will be subtracted from the amount liquidated before the proceeds are paid out. Partial Liquidations will be processed within seven days after your written request is received in good order at our Service Center. After a partial Liquidation, the subsequent monthly Annuity Payments during the remaining guaranteed period will be reduced by the percentage of Liquidation value liquidated, including the commutation fee. After the guaranteed number of payments has been made, the number of Annuity Units used in calculating the monthly payments will be restored to their original values as if no Liquidations had taken place.

OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. We will make monthly Annuity Payments during the joint lifetime of the Annuitant and the Joint Annuitant. Upon the death of the Annuitant, if the Joint Annuitant is then living, Annuity Payments will continue to be paid during the remaining lifetime of the Joint Annuitant at a level of 100%, 75% or 50% of the previous level, as selected. Monthly Annuity Payments cease with the final Annuity Payment due prior to the last survivor's death.

OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH MONTHLY PAYMENTS OVER 5, 10, 15 OR 20 YEARS GUARANTEED. We will make monthly Annuity Payments during the joint lifetime of the Annuitant and the Joint Annuitant. Monthly Annuity Payments will continue to be paid during the remaining lifetime of the Joint Annuitant at 100% of the previous level. We guarantee that if at the last death of the Annuitant and the Joint Annuitant, there have been fewer than 60, 120, 180, or 240 monthly Annuity Payments made as selected, monthly Annuity Payments will continue to be made for the remainder of the guaranteed period. Alternatively, the Contract Owner may elect to receive a lump-sum payment equal to the present value of the guaranteed monthly Annuity Payments remaining, as of the date proof of the Annuitant's and Joint Annuitant's death is received at the Service Center, commuted at an appropriate rate as set forth in the Contract. Proof of death of the Annuitant and Joint Annuitant and return of the Contract are required prior to the payment of any commuted values.

During the lifetime of the Annuitant or joint Annuitant, and while the number of Annuity Payments made is less than the guaranteed number of payments elected, and if you elected to receive payments on a variable basis, you may request a withdrawal (partial Liquidation). You will be allowed to make a partial Liquidation at least once per Contract Year starting 5 years after the Income Date. The Liquidation value is equal to the present value of the remaining guaranteed number of Annuity Payments based on the Annuity Payment's current value, to the end of the guaranteed period, commuted at the selected AIR. The total of all partial Liquidations, measured as the sum of the percentages of the total Liquidation value at the time of each partial Liquidation, cannot exceed 75%. A commutation fee will be subtracted from the amount liquidated before the proceeds are paid out. Partial Liquidations will be processed within seven days after your written request is received in good order at our Service Center. After a partial Liquidation, the subsequent monthly Annuity Payments during the remaining guaranteed period will be reduced by the percentage of the Liquidation value liquidated, including the commutation fee. After the guaranteed number of payments has been made, the number of Annuity Units used in calculating the monthly payments will be restored to their original values as if no Liquidations had taken place.

OPTION 5. REFUND LIFE ANNUITY. We will make monthly Annuity Payments during the lifetime of the Annuitant ceasing with the last Annuity Payment due prior to the Annuitant's death. After the Annuitant's death, you may receive a refund. For a Fixed Annuity, the amount of the refund will be any excess of the amount available for Annuity Payments applied under this Option over the sum of all Annuity Payments made under this Option. For a Variable Annuity, the amount of the refund will depend on the current Investment Option allocation and will be the sum of refund amounts attributable to each Investment Option. The refund amount for a given Investment Option is calculated using the following formula:

(1) x {[(2) x (3) x (4)/(5)] - [(4) x (6)]}

where:   (1) = Annuity Unit value of that given Investment Option when claim proofs are received.
         (2) = The amount available for Annuity Payments on the Income Date.
         (3) = Allocation percentage in that given Investment Option (in decimal form) when claim proofs are received.
         (4)    = Current  number of  Annuity  Units  used in  determining  each
                Annuity Payment attributable to that given Investment Option.
         (5) = Dollar value of first Annuity Payment.
         (6) = Number of Annuity Payments made since the Income Date.

This calculation will be based upon the allocation of Annuity Units actually in-force at the time claim proofs are received at the Service Center. There will be no refund paid if the total refund determined using the above calculations is less than or equal to zero.

OPTION 6. SPECIFIED PERIOD CERTAIN ANNUITY . Monthly Annuity Payments are paid for a specified period of time. The Specified Period Certain is elected by the Contract Owner and must be specified as a whole number of years from 10 to 30. If at the time of the last death of the Annuitant and any Joint Annuitant, the Annuity Payments actually made have been for less than the Specified Period Certain, then Annuity Payments will be continued thereafter to the Contract Owner for the remainder of the Specified Period Certain.

If you have selected to receive payments on a variable basis, you may make a Liquidation at least once each Contract Year of up to 100% of the Liquidation value in the Contract. The Liquidation value is equal to the present value of the remaining Annuity Payments based on the Annuity Payment's current value, to the end of the period certain, commuted at the selected AIR. A withdrawal charge will be subtracted from the amount liquidated before the proceeds are paid out. See "Expenses - Withdrawal Charge". The Liquidation will be processed within seven days after your written request is received, reduced as set forth in the Contract.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB) -- ANNUITY INCOME PROTECTION

In most states, if you choose to include Living Guarantees in your Contract, you will have a Guaranteed Minimum Income Benefit (GMIB). Living Guarantees must be selected at issue and cannot be cancelled after issue. If the Contract is owned by a non-individual, then the GMIB only applies if the Contract is owned for the benefit of an individual. THE GMIB MAY NOT BE AVAILABLE IN YOUR STATE. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY.

The annuity income benefits provided are described below and are used in determining the amount of each Annuity Payment you receive during the Payout Phase. The GMIB provides for guaranteed minimum Annuity Payments during the Payout Phase. The guaranteed minimum income benefit protection will apply only under the following circumstances:

1. Your Income Date must be within 30 days following a Contract Anniversary beginning with the 5th Contract Anniversary;

2. Annuity Payments can only be made under a fixed annuity payout (regardless of the Annuity Option you select); and

3.   You must elect a lifetime income Annuity Option (Options 1-5).

The GMIB guarantees that your Annuity Payments will be equal to the greater of:

o fixed payout rates declared by us effective for the election date applied to the Contract Value (adjusted for any MVA and any premium tax) at that time; or

o    guaranteed fixed payout rates applied to the GMIB Value.

Before your 81st birthday and before the date of your death, the GMIB Value is equal to the greater of:

o    Purchase   Payments  you  have  made,   less  any  GMIB  Adjusted   Partial
     Withdrawals, or

o The maximum anniversary value. The maximum anniversary value is the highest anniversary value on all previous Contract Anniversaries until the Contract Owner's 81st birthday (and before the date of death). The "anniversary value" is the value of the Contract on a Contract Anniversary, increased by Purchase Payments you have made since that Contract Anniversary and decreased by any GMIB Adjusted Partial Withdrawals since that Contract Anniversary.

After your 81st birthday and before the date of your death, the GMIB Value is the GMIB Value as of the last Contract Anniversary prior to your 81st birthday, increased by the Purchase Payments you have made since that anniversary and decreased by any GMIB Adjusted Partial Withdrawals since that anniversary.

A GMIB Adjusted Partial Withdrawal is equal to (a) plus (b), where

(a) is the dollar amount of the partial withdrawal (prior to any MVAs), that together with previous partial withdrawals (prior to any MVAs) during the Contract Year, do not exceed 12% of the cumulative Purchase Payments; and

(b)      is  the  dollar  amount  of  the  partial  withdrawal,   including  any
         applicable MVA made and withdrawal charge assessed, in excess of (a), multiplied by the greater of 1 or the ratio of (i) to (ii), where

          (i) the GMIB Value (on the date of but prior to the withdrawal)

          (ii) the Contract Value (on the date of but prior to the withdrawal), adjusted for any MVA.

GMIB EXAMPLE

ASSUMPTIONS:
------------------------------------ -----------------------------------------------------------------------------------------------
DATE OF ACTIVITY                     ACTIVITY
------------------------------------ -----------------------------------------------------------------------------------------------
January 1, 2003                      o        Issue Date of Contract with Purchase Payment of $100,000.
                                     -----------------------------------------------------------------------------------------------

                                     o        The  Annuitant  is male and the  Joint
                                              Annuitant  is female,  both are Age 55
                                              on the Issue Date.  The Joint and Last
                                              Survivor Annuity Option is chosen.
------------------------------------ -----------------------------------------------------------------------------------------------
January 1, 2008,                     o        The maximum anniversary value is $120,000.

The 5th Contract Anniversary
-------------------------------- ---------------------------------------------------------------------------------------------------
January 1, 2010                      o        The maximum anniversary value is $150,000.

The 7th Contract Anniversary
-------------------------------- ---------------------------------------------------------------------------------------------------
July 10, 2010,                       o        Contract Value (on the date of but prior to the withdrawal) is $160,000.

In 8th Contract Year                 o        You take a partial withdrawal (including withdrawal charges) from the Investment
                                              Options of $20,000.
-------------------------------- ---------------------------------------------------------------------------------------------------
January 1, 2011                      o        Contract Value is $110,000.

The 8th Contract Anniversary
-------------------------------- ---------------------------------------------------------------------------------------------------
January 1, 2013                      o        The maximum anniversary value is $180,000.

The 10th Contract Anniversary
-------------------------------- ---------------------------------------------------------------------------------------------------
January 1, 2018                      o        The maximum anniversary value is $230,000.

The 15th Contract Anniversary
------------------------------------ -----------------------------------------------------------------------------------------------

On the 8th Contract Anniversary, the GMIB Adjusted Partial Withdrawal is equal to (a) plus (b):

     (a) the dollar amount of the partial withdrawal up to 12% of the Purchase Payment = $12,000 (12% x $100,000 Purchase Payment)

     (b) the dollar amount of the partial withdrawal, in excess of (a), multiplied by the greater of 1 or the ratio of GMIB Value to Contract Value = $8,000 ($8,000 x greater of 1 or $150,000/$160,000)

For a sum of $20,000.

The GMIB Value on January 1, 2011 is equal to the greater of:

o the Purchase Payment less GMIB Adjusted Partial Withdrawal = $80,000 ($100,000 - $20,000).

o    the maximum anniversary value = $130,000 = ($150,000 - $20,000).

Therefore, the GMIB Value is equal to $130,000.

Below are examples of guaranteed monthly Annuity Payments provided by the GMIB:

                                                                      Fixed Annuity Payout Options
                                                          --------------------------------------------------------
                                                            Option 1           Option 2              Option 3
Within 30 days after                                      Life Annuity       Life Annuity           Joint & Last
 Contract Anniversary               GMIB Value                                w/ 10 years        Survivor Annuity
-----------------------------------------------------------------------------------------------------------------
            5                      $  120,000           $       540.00      $      531.60         $      440.40
           10                      $  180,000           $       925.20      $      900.00         $      730.80
           15                      $  230,000           $     1,386.90      $    1,311.00         $    1,055.70

The earliest date you can exercise the GMIB is within 30 days after the fifth Contract Anniversary.

INCREASED ANNUITY PAYMENT BENEFIT UNDER LIFETIME ANNUITY OPTIONS

If you choose a lifetime Annuity Option (Options 1 to 5), you are also the Annuitant, you are 80 years old or younger on the Income Date and your Income Date is at least five years from the Issue Date, you can choose to purchase this benefit subject to our underwriting rules at that time. Under this benefit, you may be eligible for increased Annuity Payments if you become disabled. There is a charge per $100 of your basic Annuity Payment. This charge varies (where allowed) by the Annuitant's age and gender on the Income Date. The charge per $100 currently has a range of $0.70 to $7.38 with the maximum charge per $100 ranging from $0.95 to $9.97. If the Contract is owned by Joint Owners or if there are Joint Annuitants, then an Owner must be an Annuitant and both Annuitants must be 80 years old or younger on the Income Date, in order to purchase this benefit. If the Contract is owned by Joint Owners or by a non-individual, then all references to you mean the Annuitant.

This benefit may not be available or may be restricted in some states. (Check with your registered representative).

To receive increased Annuity Payments, disability must occur at least two years after the Income Date. Benefits will continue as long as the impairment lasts. The benefit is a constant percentage of the basic Annuity Payment. If you elected to receive payments on a fixed basis, the basic Annuity Payment is the current Annuity Payment. If you elected to receive payments on a variable basis, the basic Annuity Payment is the number of Annuity Units in the current Annuity Payment multiplied by the value of the Annuity Unit on the Income Date. The maximum basic Annuity Payment is $10,000 multiplied by the number of months between each Annuity Payment.

The amount of the increased payment is 30% or 60% (20% or 40% if an Annuitant is age 75 or older on the Income Date), depending on the level of impairment, as described in the Contract. The levels are defined by the amount of help you need to perform daily activities, as set forth in your Contract. If you request a partial Liquidation under Annuity Options 2 or 4, the amount of the benefit you receive under this benefit may be reduced.

To request increased Annuity Payments, we must receive a completed request form which details the level of impairment as explained in your Contract.

If a request for increased benefits is approved, benefits will begin with the first Annuity Payment made 90 days after the request is received.

A detailed description of the terms and conditions relating to the Increased Annuity Payment benefit is contained in the Contract.

The charges for this benefit are deducted from the Annuity Payments but do not reduce the amount of the Annuity Payment that is taxed. This means that the charges may be taxable. Moreover, while the issue is not free from doubt, Allianz Life believes that the benefit payments should be excludable from income under Internal Revenue Code section 104(a)(3).

3.PURCHASE
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

A Purchase Payment is the money you invest in the Contract during the Accumulation Phase. The Purchase Payment requirements are:

o    the minimum initial payment Allianz Life will accept is $25,000.

o the maximum cumulative amount Allianz Life will accept without its prior approval is $1 million (including amounts already invested in other Allianz Life variable annuities).

o you can make additional Purchase Payments of any amount ( $100 minimum if you have selected the Automatic Investment Plan).

On the Issue Date, neither you nor the Annuitant can be older than 80 years old.

This Contract is not designed for professional market timing organizations, other entities, or persons using programmed, large or frequent transfers.

When available, the Contract may be used in connection with certain tax qualified retirement plans. The Contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this Contract does not provide additional tax deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing the Contract through a qualified plan, you should consider purchasing this Contract for its Living Guarantees, Death Benefit and annuity benefits. Please consult a tax advisor for information specific to your circumstances to determine whether the Contract is an appropriate investment for you.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan (AIP) is a program which allows you to make additional Purchase Payments to your Contract on a monthly or quarterly basis by electronic transfer of monies from your savings, checking or brokerage account. You may participate in this program by completing the appropriate form. The Service Center must receive your form by the first of the month in order for AIP to begin that same month. Investments will take place on the 20th of the month, or the next Business Day. The minimum investment that can be made by AIP is $100. You may stop AIP at any time you want. We need to be notified by the first of the month in order to stop or change AIP that month. If AIP is used for a Qualified Contract, you should consult your tax adviser for advice regarding maximum contributions.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a Contract, we will allocate your Purchase Payment to the Investment Options and/or the ten year Fixed Period Account as you have selected. We ask that you allocate your money in either whole percentages or round dollars. Transfers do not change the allocation instructions for payments. You can instruct us how to allocate additional amounts. If you do not instruct us, we will allocate them in the same way as your most recent instructions to us. You may change the allocation of future payments without fee, penalty or other charge upon written notice or telephone instructions to the Service Center. A change will be effective for payments received on or after we receive your notice or instructions.

Allianz Life reserves the right to limit the number of Investment Options that you may invest in at one time. Currently you may not invest in more than 10 Investment Options at any one time. We may change this in the future. However, we will always allow you to invest in at least five Investment Options.

Once we receive your initial Purchase Payment and the necessary information, we will issue your Contract and allocate your first Purchase Payment within two Business Days. If you do not give us all of the information we need, we will contact you or your registered representative to get it. If for some reason we are unable to complete this process within five Business Days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we will credit these amounts to your Contract within one Business Day. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern time.

TAX-FREE SECTION 1035 EXCHANGES

You generally can exchange one annuity contract for another in a "tax-free" exchange under Section 1035 of the Internal Revenue Code. You also can generally exchange a life insurance product for an annuity contract. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus: you might have to pay a withdrawal charge on your old contract; there will be a new withdrawal charge period for the new contract; other charges under the new Contract may be higher (or lower); and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange an existing life insurance contract or another annuity contract for this one unless you determine that the exchange is in your best interest.

FREE LOOK / RIGHT TO EXAMINE

If you change your mind about owning the Contract, you can cancel it within ten days after receiving it (or the period required in your state). When you cancel the Contract within this time period, Allianz Life will not assess a withdrawal charge. You will receive your Contract Value as of the day we receive your request. If you have purchased the Contract as an IRA, we may be required to give you back your Purchase Payment if you decide to cancel your Contract within ten days after receiving it (or the period required in your state). If that is the case, we reserve the right to allocate your initial Purchase Payment to the USAZ Money Market Fund for 15 days after we receive it. At the end of that period, we will re-allocate your money as you selected. Currently, however, we will directly allocate your money to the Investment Options and/or the 10 year Fixed Period Account as you have selected. The Free Look provision under the Contract is also called the Right to Examine.

ACCUMULATION UNITS

Your Variable Contract Value will go up or down based upon the investment performance of the Investment Option(s) you choose. Your Contract Value will also depend on the charges of the Contract. In order to keep track of the value of your Contract, we use a measurement called an Accumulation Unit (which is like a share of a mutual fund). During the Payout Phase of the Contract, we call it an Annuity Unit.

Every Business Day, we determine the value of an Accumulation Unit for each Investment Option by multiplying the Accumulation Unit value for the previous period by a factor for the current period. The factor is determined by:

o dividing the value of an Investment Option at the end of the current period by the value of Investment Option for the previous period; and

o multiplying it by one minus the amount of the mortality and expense risk charge for the period and any charges for taxes.

The value of an Accumulation Unit may go up or down from Business Day to Business Day. The Variable Contract Value is calculated by summing the value of the Accumulation Units multiplied by the Accumulation Unit value in each Investment Option. Therefore, the Variable Contract Value will go up and down from Business Day to Business Day.

When you make a Purchase Payment, we credit your Contract with Accumulation Units for any portion of your Purchase Payment allocated to an Investment Option. The number of Accumulation Units we credit your Contract with is determined by dividing the amount of the Purchase Payment amount allocated to an Investment Option by the value of the corresponding Accumulation Unit.

We calculate the value of each Accumulation Unit after regular trading on the New York Stock Exchange closes each Business Day and then credit your Contract.

EXAMPLE:

On Wednesday we receive an additional Purchase Payment of $3,000 from you. You have told us you want this to go to the Franklin Growth and Income Securities Fund. When the New York Stock Exchange closes on that Wednesday, we determine that the value of an Accumulation Unit based on an investment in the Franklin Growth and Income Securities Fund is $13.25. We then divide $3,000 by $13.25 and credit your Contract on Wednesday night with 226.41509 Accumulation Units.

4.Investment Options
--------------------------------------------------------------------------------
The Contract offers the Investment Options listed in the following table. Each Investment Option has its own investment objective. The Contract also offers a Fixed Account of Allianz Life. Additional Investment Options may be available in the future. In the future, we also may eliminate Investment Options.

YOU SHOULD READ THE INVESTMENT OPTION PROSPECTUSES CAREFULLY. The Investment Options invest in different types of securities and follow varying investment strategies. There are potential risks associated with each of these types of securities and investment strategies. For example, an Investment Option's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an Investment Option with a small asset base. An Investment Option may not experience similar performance as its assets grow. The operation of the Investment Options and the various risks associated with the Investment Options are described in the Investment Option prospectuses. To obtain a current prospectus for any of the Investment Options call your Registered Representative or USAllianz at 1-800-542-5427. Copies of the Investment Option prospectuses will be sent to you with your Contract.

Certain Investment Options issue two or more classes of shares and certain share classes may have Rule 12b-1 expenses. The classes of shares currently offered by this Contract are listed in the "Investment Option Annual Expenses Net of Waivers/Reimbursements" table of the prospectus. For more information about share classes, see the Investment Option prospectuses.

The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such portfolios. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Options have the same investment advisers and objectives.

We offer other variable annuity contracts that may invest in the same Investment Options. These Contracts may have different charges and may offer different benefits more suitable to your needs. For more information about these contracts, please contact us at the Service Center.

The following is a list of the Investment Options available under the Contract, the investment advisers and sub-advisers for each Investment Option, the investment objectives for each Investment Option and the primary investments of each Investment Option:

                                                     INVESTMENT OPTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                      ASSET CATEGORIES
                                             -----------------------------------

Investment Management      Investment         SB  S  CE  IT  HB  IE   L  L  S  M    Objective(s)          Primary Investments
Company                    Option             ho  p  aq  ne  io  nq   a  a  m  i
----------------------                        on  e  su  tr  gn  tu   r  r  a  d
                                              rd  c  hi  em  hd  ei   g  g  l
   Adviser/Sub-Adviser                        ts  i   v  r    s  rt   e  e  l  C
                                              -   a   a  mB  Y   ny            a
                                              T   l   l  eo  i   a    V  G  C  p
                                              e   t   e  dn  e   t    a  r  a
                                              r   y   n  id  l   i    l  o  p
                                              m       t  as  d   o    u  w
                                                         t       n    e  t
                                                         e       a       h
                                                                 l
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
AIM                     USAZ AIM Basic Value                         X            Long-term growth of   At least 65% of total assets
o  managed by           Fund                                                      capital               in equity securities of U.S.
   USAllianz Advisers,                                                                                  issuers that have market
   LLC/ A I M Advisors,                                                                                 capitalizations of greater
   Inc.                                                                                                 than $500 million and that
                                                                                                        the portfolio managers
                                                                                                        believe to be undervalued
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        USAZ AIM Blue Chip                           X            Long-term growth of   At least 65% of total assets
                        Fund                                                      capital with a        in the common stocks of blue
                                                                                  secondary objective   chip companies
                                                                                  of current income
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        USAZ AIM Dent                                   X         Long-term growth of   Investment in securities of
                        Demographic Trends                                        capital               companies that are likely to
                        Fund                                                                            benefit from changing
                                                                                                        demographic, economic and
                                                                                                        lifestyle trends. May invest
                                                                                                        up to 25% of total assets in
                                                                                                        foreign securities of which
                                                                                                        no more than 15% of its
                                                                                                        total assets may be invested
                                                                                                        in securities of companies
                                                                                                        domiciled in developing
                                                                                                        countries.
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        USAZ AIM                                  X               Long-term growth of   At least 70% of net assets
                        International Equity                                      capital               in marketable equity
                        Fund                                                                            securities of foreign
                                                                                                        companies that are listed on
                                                                                                        a recognized foreign
                                                                                                        securities exchange or
                                                                                                        traded in a foreign
                                                                                                        over-the-counter market
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
ALLIANCE CAPITAL        USAZ Alliance Capital                        X            Income and long-term  At least 65% in dividend
o  managed by USAllianz Growth and Income                                         growth of capital     paying stocks of large
   Advisers, LLC/       Fund                                                                            well-established "blue
   Alliance Capital                                                                                     chip" companies
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        USAZ Alliance  Capital                          X         Long-term growth of   At least 80% of net assets
                        Large Cap Growth Fund                                     capital               in equity securities of U.S.
                                                                                                        companies judged by adviser
                                                                                                        likely to achieve superior
                                                                                                        earnings growth.
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        USAZ Alliance Capital     X                               Superior long-term    At least 80% of assets in
                        Technology Fund                                           growth of capital     securities of companies
                                                                                                        involved with innovative
                                                                                                        technologies
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
DAVIS                   Davis VA Financial        X                               Growth of capital     At least 65% in common stock
o  managed by Davis     Portfolio                                                                       of companies "principally
   Advisors                                                                                             engaged" in financial
                                                                                                        services
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Davis VA  Value                              X            Growth of capital     Common stock of U.S.
                        Portfolio                                                                       companies with market
                                                                                                        capitalizations of at
                                                                                                        least $5 billion, which
                                                                                                        adviser believes are of
                                                                                                        high quality and whose
                                                                                                        shares are selling at
                                                                                                        attractive prices, stocks
                                                                                                        are selected with the
                                                                                                        intention of holding them
                                                                                                        for the long term
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
DREYFUS                 Dreyfus Small Cap                                  X      Match performance     Invests in a representative
o  managed by The       Stock Index Fund                                          of the Standard &     sample of stocks included in
   Dreyfus Corporation                                                            Poor's Small Cap      the S&P Small Cap 600 Index,
                                                                                  600 Index             and in futures whose
                                                                                                        performance is related to
                                                                                                        the index, rather than
                                                                                                        attempt to replicate the
                                                                                                        index
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Dreyfus Stock Index                             X         Match total return    Invests in all 500 stocks in
                        Fund                                                      of the S&P 500        the S&P 500 in proportion to
                                                                                  Composite Stock       their weighting in the index
                                                                                  Price Index
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
FRANKLIN TEMPLETON      Franklin Global           X                               Capital               At least 80% of net assets
o  managed by           Communications                                            appreciation and      in investments of
   Franklin             Securities Fund                                           current income        communications companies
   Advisers, Inc.
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Franklin Growth and                          X            Capital               At least 65% of total assets
                        Income Securities Fund                                    appreciation, with    in broadly diversified
                                                                                  current income as a   portfolio of equity
                                                                                  secondary goal        securities the adviser
                                                                                                        considers financially
                                                                                                        strong, but undervalued by
                                                                                                        the market
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Franklin High Income                  X                   High level of         At least 65% of total assets
                        Fund                                                      current income;       in debt securities offering
                                                                                  secondary goal is     high yield and expected
                                                                                  capital appreciation  total return
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Franklin Income                       X                   Maximize income       Investment in debt and
                        Securities Fund                                           while maintaining     equity securities, including
                                                                                  prospects for         high yield, lower-rated
                                                                                  capital appreciation  bonds
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Franklin Large Cap                              X         Capital appreciation  At least 80% of net assets
                        Growth Securities Fund                                                          in investments of large
                                                                                                        capitalization companies.
                                                                                                        For this Fund, large
                                                                                                        capitalization companies are
                                                                                                        those with market
                                                                                                        capitalization values within
                                                                                                        the top 50% of market
                                                                                                        capitalization values in the
                                                                                                        Russell 1000 Index at the
                                                                                                        time of purchase
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Franklin Real Estate      X                               Capital               At least 80% of net assets
                        Fund                                                      appreciation;         in investment of companies
                                                                                  secondary emphasis    operating in the real estate
                                                                                  on current income     sector
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by Franklin  Franklin Rising                                        X  Long-term capital     At least 80% of net assets
   Advisory             Dividends Securities                                      appreciation; while   in investments of companies
   Services, LLC        Fund                                                      not a goal, capital   that have paid rising
                                                                                  preservation is a     dividends
                                                                                  secondary
                                                                                  consideration
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by           Franklin Small Cap                                 X      Long-term capital     At least 80% of net assets
   Franklin             Fund                                                      growth                in investments of small
   Advisers, Inc.                                                                                       capitalization companies.
                                                                                                        For this Fund, small
                                                                                                        capitalization companies are
                                                                                                        those with market
                                                                                                        capitalization values not
                                                                                                        exceeding (i) $1.5 billion;
                                                                                                        or (ii) the highest market
                                                                                                        capitalization values in the
                                                                                                        Russell 2000 Index;
                                                                                                        whichever is greater at the
                                                                                                        time of purchase
----------------------  --------------------  --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by Franklin  Franklin Small Cap                                 X      Long term total       At least 80% of net assets
   Advisory             Value Securities Fund                                     return                in investments of small
   Services, LLC                                                                                        capitalization companies.
                                                                                                        For this Fund, small
                                                                                                        capitalization companies are
                                                                                                        those with market
                                                                                                        capitalization values not
                                                                                                        exceeding $2.5 billion in
                                                                                                        assets. The Fund invests in
                                                                                                        equity securities of
                                                                                                        companies the adviser
                                                                                                        believes are undervalued
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by Franklin  Franklin U.S.          X                                  Income                At least 80% of its net
       Advisers, Inc.   Government Fund                                                                 assets in U.S. government
                                                                                                        securities. The Fund
                                                                                                        currently invests primarily
                                                                                                        in fixed and variable rate
                                                                                                        mortgage-backed securities
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Franklin Zero Coupon              X                       As high an            At least 80% of net assets
                        Fund 2005                                                 investment return     in zero coupon debt
                                                                                  as is consistent      securities. The Fund invests
                                                                                  with capital          primarily in U.S. Treasury
                                                                                  preservation          issued stripped securities
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Franklin Zero Coupon              X                       As high an            At least 80% of net assets
                        Fund 2010                                                 investment return     in zero coupon debt
                                                                                  as is consistent      securities. The Fund invests
                                                                                  with capital          primarily in U.S. Treasury
                                                                                  preservation          issued stripped securities
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by Franklin  Mutual Discovery                          X               Capital appreciation  At least 65% of total assets
   Mutual               Securities Fund                                                                 in equity securities of
   Advisers, LLC                                                                                        companies of any nation the
                                                                                                        adviser believes are
                                                                                                        available at market prices
                                                                                                        less than their value, based
                                                                                                        on certain recognized or
                                                                                                        objective criteria
                                                                                                        (intrinsic value)
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Mutual Shares                                          X  Capital               At least 65% of total assets
                        Securities Fund                                           appreciation, with    in equity securities of
                                                                                  income as a           companies the adviser
                                                                                  secondary goal        believes are available at
                                                                                                        market prices less than
                                                                                                        their value, based on
                                                                                                        certain recognized or
                                                                                                        objective criteria
                                                                                                        (intrinsic value)
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by           Templeton Developing      X                               Long-term capital     At least 80% of net assets
   Templeton  Asset     Markets Securities                                        appreciation          in emerging market
   Management, Ltd.     Fund                                                                            investments, typically
                                                                                                        located in the Asia-Pacific
                                                                                                        region, Eastern Europe,
                                                                                                        Central and South America,
                                                                                                        and Africa
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by Templeton  Templeton Foreign                        X               Long-term capital     At least 80% of net asets in
   Investment            Securities Fund                                          growth                investments of issuers
   Counsel, LLC                                                                                         outside the U.S., including
                                                                                                        emerging markets
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by           Templeton Growth                          X               Long-term capital     At least 65% of total assets
   Templeton            Securities Fund                                           growth                in the equity securities of
   Global  Advisors                                                                                     companies located anywhere
   Limited                                                                                              in the world, including
                                                                                                        those in the U.S. and
                                                                                                        emerging markets
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by           USAZ Templeton                            X               Long-term capital     At least 80% of net assets
   USAllianz            Developed Markets Fund                                    appreciation          in equity securities of
   Advisers, LLC/                                                                                       companies located in any
   Templeton                                                                                            developed country outside
   Investment                                                                                           the U.S., with particular
   Counsel, LLC                                                                                         areas of interest in Western
                                                                                                        Europe, Australia, Canada
                                                                                                        New Zealand, Hong Kong,
                                                                                                        Japan, Bermuda and Singapore
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
JENNISON                Jennison 20/20 Focus                            X         Long-term growth of   Invests in up to 20 value
o  managed by           Portfolio                                                 capital               stocks and 20 growth stocks
   Prudential                                                                                           of mid-to-large size U.S.
   Investments Fund                                                                                     companies
   Management
   LLC/Jennison
   Associates, LLC
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        SP Jennison                               X               Long-term growth of   Equity-related securities of
                        International Growth                                      capital               foreign issuers
                        Portfolio
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        SP Strategic Partners                           X         Long-term growth of   At least 65% of total assets
                        Focused Growth                                            capital               in equity-related securities
                        Portfolio                                                                       of U.S. companies that the
                                                                                                        adviser believes to have
                                                                                                        strong capital appreciation
                                                                                                        potential
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
OPPENHEIMER             Oppenheimer Global                       X                Long-term capital     Securities - mainly common
o  managed by           Securities Fund/VA                                        appreciation          stocks, but also other
   Oppenheimer Funds,                                                                                   equity securities including
   Inc.                                                                                                 preferred stocks and
                                                                                                        securities convertible
                                                                                                        into common stock-of
                                                                                                        foreign issuers,
                                                                                                        "growth-type" companies,
                                                                                                        cyclical industries and
                                                                                                        special situations the
                                                                                                        adviser believes offer
                                                                                                        appreciation possibilities
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Oppenheimer High                     X                   High level of         High-yield fixed-income
                        Income Fund/VA                                            current income        securities of domestic and
                                                                                                        foreign issuers
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Oppenheimer Main                            X            High total return     Common stocks of U.S.
                        Street Growth &                                           (which includes       companies; other equity
                        Income Fund/VA                                            growth in the value   securities -- such as
                                                                                  of its shares as      preferred stocks and
                                                                                  well as current       securities convertible into
                                                                                  income)               common stocks; debt
                                                                                                        securities
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by           USAZ Oppenheimer                                   X      Capital appreciation  Invests in companies that
   USAllianz Advisers,  Emerging Growth Fund                                                            have the potential to become
   LLC/Oppenheimer                                                                                      leaders in new emerging
   Funds, Inc.                                                                                          markets
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
PIMCO                   PIMCO VIT High Yield                  X                   Maximum total         At least 80% of assets in
o  managed by Pacific   Portfolio                                                 return, consistent    high-yield securities ("junk
   Investment                                                                     with preservation     bonds") rated below
   Management Company                                                             of capital and        investment grade, but at
   LLC                                                                            prudent investment    least "B" by Moody's or S&P
                                                                                  management
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        PIMCO VIT StocksPLUS                            X         Total return          Substantially in S&P 500
                        Growth and Income                                         exceeding that of     derivatives, backed by a
                        Portfolio                                                 the S&P 500           portfolio of fixed income
                                                                                                        instruments
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        PIMCO VIT Total                   X                       Maximum total         At least 65% of assets in
                        Return Portfolio                                          return, consistent    fixed income instruments of
                                                                                  with preservation     varying maturities
                                                                                  of capital and
                                                                                  prudent investment
                                                                                  management
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by           USAZ PIMCO Growth &                          X            Long-term growth of   At least 65% of its total
   USAllianz Advisers,  Income Fund                                               capital ; secondary   assets in common stocks of
   LLC/ Allianz                                                                   emphasis on income    companies with market
   Dresdner Asset                                                                                       capitalizations of more than
   Management of                                                                                        $1 billion at the time of
   America L.P.                                                                                         investment
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        USAZ PIMCO                                             X  Long-term growth of   At least 65% of total assets
                        Renaissance Fund                                          capital and income    in common stocks of
                                                                                                        companies with below-average
                                                                                                        valuations whose business
                                                                                                        fundamentals are expected to
                                                                                                        improve
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        USAZ PIMCO Value Fund                        X            Long-term growth of   At least 65% of its total
                                                                                  capital and income    assets in common stocks of
                                                                                                        companies with market
                                                                                                        capitalizations of more than
                                                                                                        $5 billion at the time of
                                                                                                        investment
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
SELIGMAN                Seligman Small-Cap                                 X      Long-term capital     At least 80% of net assets
o  managed by J. & W.   Value Portfolio                                           appreciation          in common stocks of "value"
   Seligman & Co.                                                                                       companies with small market
   Incorporated                                                                                         capitalization (up to $2
                                                                                                        billion) at the time of
                                                                                                        purchase by the portfolio
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------



USAZ                    USAZ Money Market Fund        X                           Current income        At least 80% of total assets
o  managed by USAllianz                                                           consistent with       in portfolio of high
   Advisers, LLC/                                                                  stability of         quality, money market
   Allianz of America,                                                             principal            investments
   Inc.
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
VAN KAMPEN              USAZ Van Kampen                                        X  Capital growth        At least 65% of total assets
o  managed by USAllianz Aggressive Growth Fund                                                          in common stocks and other
   Advisers, LLC/Van                                                                                    equity securities the
   Kampen Investment                                                                                    adviser believes have an
   Advisory Corp.                                                                                       above-average potential for
                                                                                                        capital growth
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by USAllianz USAZ Van Kampen                              X            Capital growth and    Invests primarily
   Advisers, LLC/Van    Comstock Fund                                             income                in common stocks
   Kampen Asset
   Management Inc.
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        USAZ Van Kampen                                 X         Capital               Invests primarily
                        Emerging Growth Fund                                      appreciation          in portfolios of common
                                                                                                        stocks of emerging growth
                                                                                                        companies
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        USAZ Van Kampen                              X            Income and            Invests primarily
                        Growth and Income Fund                                    long-term growth of   in income-producing
                                                                                  capital               equity securities, including
                                                                                                        common stocks and
                                                                                                        convertible securities; also
                                                                                                        in non-convertible preferred
                                                                                                        stocks and debt securities
                                                                                                        rated "investment grade"
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by USAllianz USAZ Van Kampen                                        X  Capital growth        Invests primarily
   Advisers, LLC/Van    Growth Fund                                                                     in common stocks and other
   Kampen Investment                                                                                    equity securities of growth
   Advisory Corp.                                                                                       companies; also in preferred
                                                                                                        stocks and securities
                                                                                                        convertible into common
                                                                                                        stocks or other equity
                                                                                                        securities
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------

Shares of the Investment Options may be offered in connection with certain variable annuity contracts and variable life insurance policies of various insurance companies which may or may not be affiliated with Allianz Life. Certain Investment Options may also be sold directly to pension and retirement plans that qualify under Section 401 of the Internal Revenue Code. As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants. Each Investment Option's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken.

Allianz Life may enter into certain arrangements under which it, or our affiliate USAllianz Investor Services, LLC, the principal underwriter for the Contracts, is compensated by the Investment Options' advisers, distributors and/or affiliates for the administrative services and benefits which it provides to the Investment Options. The amount of the compensation usually is based on the aggregate assets of the Investment Options or other investment portfolios from Contracts that we issue or administer. Some advisers may pay us more or less than others. The amounts we receive under these arrangements may be significant. In addition, we or our affiliate USAllianz Investor Services, LLC, may receive 12b-1 fees deducted from certain Investment Option assets attributable to the Contract for providing distribution and shareholder support services to some Investment Options. Because 12b-1 fees are paid out of an Investment Option's assets on an ongoing basis, over time they will increase the cost of an investment in the Investment Option.

SUBSTITUTION AND LIMITATION ON FURTHER INVESTMENTS

We may substitute another Investment Option for one of the Investment Options you have selected. Substitutions may be made with respect to existing investments, the investment of future Purchase Payments, or both. New or substitute Investment Options may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We also may close Investment Options to allocations of Purchase Payments or Contract Value, or both, at any time and at our sole discretion. The Investment Options which sell shares of the Investment Options to us pursuant to participation agreements may terminate those agreements and discontinue offering their shares to us. We may not substitute any shares without notice to you and prior approval of the SEC, to the extent required by the Investment Company Act of 1940 or other applicable law.

TRANSFERS

You can transfer money among the Investment Options and with some restrictions, the Fixed Account. Transfers may be subject to a transfer fee. This fee is currently $25 for each transfer in excess of 12 in a Contract Year. Allianz Life currently allows you to make as many transfers as you want to each year. Allianz Life may change this practice in the future. However this product is not designed for professional market timing organizations or other persons using programmed, large, or frequent transfers. Such activity may be disruptive to an Investment Option. We reserve the right to reject any specific Purchase Payment allocation or transfer request from any person, if in the investment adviser's or Allianz Life's judgment, an Investment Option would be unable to invest effectively in accordance with its investment objectives and policies. Excess trading activity can disrupt fund management strategy and increase expenses, which are borne by all Contract Owners who allocated Purchase Payments or made transfers to the Investment Option, regardless of their activity. There is no minimum required transfer amount.

The following applies to any transfer:

1. We may choose not to allow you to make transfers during the free look period.

2.   Your request for a transfer must clearly state:

     o which Investment Option(s) and/or the Fixed Account is involved in the transfer; and

     o    how much the transfer is for.

3. You can make transfers from the Fixed Account to the extent that the GAV Fixed Account Minimum in the Fixed Account is met (see "Guaranteed Account Value Benefit"). These transfers may be subject to a MVA unless the transfers are made within the initial period indicated in your Contract or 30 days before the end of the Account Periods. (See "The Fixed Account - Market Value Adjustment")

4. You cannot make any transfers within 7 calendar days prior to the date your first Annuity Payment is due.

5. After the Income Date, you may not make a transfer from a fixed Annuity Option to a variable Annuity Option.

6. After the Income Date, you can make transfers from a variable Annuity Option to a fixed Annuity Option.

7. Your right to make transfers is subject to modification if we determine in our sole opinion that exercising the right by one or more Contract Owners is, or would be, to the disadvantage of other Contract Owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which we consider to be to the disadvantage of other Contract Owners. A modification could be applied to transfers to or from one or more of the Investment Options and/or Fixed Account and could include, but is not limited to:

     o    the requirement of a minimum time period between each transfer;

     o not accepting a transfer request from an agent acting under telephone authorization on behalf of more than one Contract Owner; or

     o limiting the dollar amount that may be transferred between the Investment Options and/or Fixed Account by a Contract Owner at any one time.

If a transfer request is rejected, we will call your registered representative to request alternate instructions. If we are unable to contact your registered representative, we will contact you directly. If the transfer is rejected, we will send you a written notification within five Business Days.

Allianz Life has reserved the right at any time without prior notice to any party to modify the transfer provisions subject to the guarantees described above and subject to applicable state law.

TELEPHONE TRANSFERS. You can make transfers by telephone or by fax. We may allow you to authorize someone else to make transfers by telephone or fax on your behalf. If you own the Contract with a Joint Owner, unless Allianz Life is instructed otherwise, Allianz Life will accept instructions from either one of you. Allianz Life will use reasonable procedures to confirm that instructions given us by telephone are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Allianz Life tape records all telephone instructions. We reserve the right to discontinue or modify the telephone/fax transfer privilege at any time and for any reason.

We do not currently accept transfer instructions via e-mail, web site, or other electronic communications. This service may be available in the future.

Please note that telephone, fax and/or electronic communications may not always be available. Any telephone, fax and/or computer system, whether it is ours, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer by writing to the Service Center.

EXCESSIVE TRADING. We may allow you to give third parties the right to effect transfers on your behalf. However, when the same third party makes transfers for multiple Contract Owners, the result can be simultaneous transfers involving large amounts of Contract Value. Such transfers can disrupt the orderly management of the Investment Options, can result in higher costs to Contract Owners, and generally are not compatible with the long-range goals of Contract Owners. We believe that such simultaneous transfers effected by such third parties may not be in the best interests of all Contract holders and the management of the Investment Options share this position. Therefore, we may place restrictions designed to prevent any use of a transfer right which we consider to be to the disadvantage of the Contract Owners.

DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging Program allows you to systematically transfer a set amount of money each month or quarter from any one Investment Option to other Investment Options. The Investment Option(s) you transfer from may not be the Investment Option(s) you transfer to in this program. You cannot dollar cost average to or from the Fixed Account. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You may only participate in this program during the Accumulation Phase.

Generally, the Dollar Cost Averaging Program requires a minimum transfer of $500 per month for at least three months (or $1,500 per quarter). You must have a $1,500 minimum allocation to participate in the program.

All Dollar Cost Averaging transfers will be made on the 10th day of the month unless that day is not a Business Day. If it is not, then the transfer will be made the next Business Day. You may elect this program by properly completing the Dollar Cost Averaging form provided by Allianz Life. Your participation in the program will end when any of the following occurs:

o   the number of desired transfers has been made;

o you do not have enough money in the Investment Option(s) to make the transfer (if less money is available, that amount will be dollar cost averaged and the program will end);

o you request to terminate the program (your request must be received at the Service Center by the first of the month to terminate that month); or

o   the Contract is terminated.

If you participate in the Dollar Cost Averaging Program, the transfers made under the program are not currently taken into account in determining any transfer fee, and you will not be charged additional fees for participating in this program. We reserve the right to discontinue or modify the Dollar Cost Averaging program at any time and for any reason.

FLEXIBLE REBALANCING

You may choose to have us rebalance you account. Once your money has been invested, the performance of the Investment Options may cause your chosen allocation to shift. Flexible Rebalancing is designed to help you maintain your specified allocation mix among the different Investment Options. The Fixed Account is not part of Flexible Rebalancing. You can direct us to automatically readjust your Contract Value in the Investment Options on a quarterly, semi-annual or annual basis to return to your selected Investment Option allocations. Flexible Rebalancing transfers will be made on the 20th day of the month unless that day is not a Business Day. If it is not, then the transfer will be made on the previous Business Day. If you participate in Flexible Rebalancing, the transfers made under the program are not currently taken into account in determining any transfer fee, and you will not be charged additional fees for participation in this program. We reserve the right to discontinue or modify the Flexible Rebalancing program at any time and for any reason. To terminate your participation in this program, your request must be received at the Service Center by the eighth of the month to terminate that month.

FINANCIAL ADVISERS - ASSET ALLOCATION PROGRAMS

Allianz Life understands the importance of advice from a financial adviser regarding your investments in the Contract (asset allocation program). You may be required to enter into an advisory agreement with your investment adviser to have the fees paid out of your Contract during the Accumulation Phase. Allianz Life does not set the amount of the fees charged or receive any portion of the fees from the adviser. Any fee that is withdrawn will be treated as a withdrawal under the terms of this Contract. Allianz Life does not review or approve the actions of any adviser, and does not assume any responsibility for these actions.

Allianz Life will, pursuant to written instructions from you in a form acceptable to us, make a partial withdrawal from the value of your Contract to pay for the services of the investment adviser. If the Contract is Non-Qualified, the withdrawal will be treated like any other distribution and may be included in gross income for federal tax purposes and, if you are under age 59 1/2, may be subject to a tax penalty. If the Contract is Qualified, the withdrawal for the payment of fees may not be treated as a taxable distribution if certain conditions are met. You should consult a tax adviser regarding the tax treatment of the payment of investment adviser fees from your Contract.

VOTING PRIVILEGES

Allianz Life is the legal owner of the Investment Option shares. However, when an Investment Option solicits proxies in conjunction with a shareholder vote which affects your investment, Allianz Life will obtain from you and other affected Contract Owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that Allianz Life owns on its own behalf. Should Allianz Life determine that it is no longer required to comply with the above, we will vote the shares in our own right.

5.The Fixed Account
--------------------------------------------------------------------------------
Purchase Payments you allocate to the Fixed Account become part of the general account of Allianz Life. Interests in the general account have not been registered under the Securities Act of 1933 (1933 Act), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (1940 Act). Accordingly, neither the general account nor any interests in the general account is subject to the provisions of the 1933 Act or the 1940 Act. Allianz Life has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus that relates to the Fixed Account.

We have no specific formula for determining Fixed Account current interest rates. We establish the interest rate, at our sole discretion, for each Purchase Payment allocated or each amount transferred to the Fixed Account. Rates are guaranteed for at least a year when the allocation to the Fixed Account is made. Rates are then guaranteed for each subsequent Contract Year. The Fixed Account Contract Value has a guaranteed minimum value as described below.

If you allocate Purchase Payments or if Contract Value is transferred to the Fixed Account, your money will be placed with the other general assets of Allianz Life. All assets in our general account are subject to the general liabilities of our business operations. The amount of Fixed Account Contract Value you are able to accumulate during the Accumulation Phase depends on the total interest credited. The amount of the Annuity Payments you receive during the Payout Phase under a fixed Annuity Option will remain level for the entire Payout Phase except as provided for under the Annuity Option. You cannot make a transfer from a fixed Annuity Option to a variable Annuity Option.

FIXED PERIOD ACCOUNTS

Fixed Period Accounts are part of our Fixed Account. They are only available during the Accumulation Phase. During the Accumulation Phase, your allocations to the Fixed Account will go to specific Fixed Period Accounts, which vary in length.

When you purchase a Contract, you may allocate all or a part of your Purchase Payments to a ten year Fixed Period Account. Any additional transfers or Purchase Payments allocated to the Fixed Account during the year will also be allocated to this ten year account.

Any transfers or Purchase Payments allocated to the Fixed Account in the second Contract Year are allocated to a nine year Fixed Period Account. Similarly, any allocation made into the Fixed Account in the third Contract Year is allocated to an eight year Fixed Period Account. Also, any allocation made into the Fixed Account in the fourth to tenth Contract Year is allocated to a Fixed Period Account with an Account Period length equal to one plus the remaining number of years to the end of the tenth Contract Year.

After the tenth year, the Fixed Period Account offered each year has an Account Period length reflecting five year rolling periods. In the 11th Contract Year, any amounts invested into the Fixed Account are allocated to a five year Fixed Period Account. In the 12th to the 15th Contract Year, amounts are allocated to a Fixed Period Account with an Account Period length equal to one, plus the remaining number of years to the end of the 15th Contract Year. Similarly, amounts invested in the Fixed Account in the 16th to the 20th Contract Year are allocated to Fixed Period Accounts with Account Period lengths equal to one plus the remaining number of years to the end of the 20th year.

New amounts allocated to Fixed Period Accounts are credited with interest rates that vary with the length of the Account Period for the specific Fixed Period Account. Generally, the longer the Account Period, the higher the interest rate.

Generally, your initial interest rate is set on the date your Purchase Payment or your transfer is invested in the applicable Fixed Period Account and will remain in effect until the second Contract Anniversary following the transaction. On that Contract Anniversary, the amount allocated to that Fixed Period Account (plus interest) is credited with the interest rate declared for all accounts of the same length and duration. This interest rate remains in effect for that Contract Year. Every Contract Anniversary, a new rate can be set for the next Contract Year for Fixed Account Periods of the same length and duration. For one year Fixed Period Accounts, the interest rate is set at the start of the Fixed Period Account and is effective for any amounts allocated to the account during the Contract Year. The interest rate for new amounts allocated to the Fixed Account may be different from the interest rate declared for amounts already in the Fixed Account. For example, new transfers into the Fixed Account in the third Contract Year may be credited a different interest rate than the amount in the initial ten year Fixed Period Account at that time.

Partial withdrawals generally may be made only during the Accumulation Phase. Unless you requested the withdrawal to come from the Fixed Account, the withdrawals would be made first from the Variable Contract Value.

When you request a transfer or partial withdrawal from the Fixed Account, we will account for it on a first-in, first-out (FIFO) basis. That is, a transfer or a withdrawal from the Fixed Account will first reduce Fixed Account Contract Value in the earliest Fixed Period Account, then the next earliest, and so on. If you elect the Living Guarantees, you may transfer Fixed Account Contract Value to the Investment Options to the extent that the GAV Fixed Account Minimum is met.

Any withdrawal or transfer (whether such transfer is made through your request or through our GAV transfers to maintain the Living Guarantees ) from Fixed Period Accounts may be subject to a Market Value Adjustment. The Fixed Account Contract Value after any MVA will at least be equal to the Fixed Account GMV as described below.

MARKET VALUE ADJUSTMENT (MVA)

If you transfer or withdraw Contract Value from a Fixed Period Account at any time other than the initial period indicated in your Contract or 30 days before the end of its Account Period, we will adjust the value of withdrawal or transfer based on a formula called a "Market Value Adjustment" or "MVA". The Market Value Adjustment formula compares the interest rates credited at the time you invested, to interest rates being credited when you make a transfer or withdrawal. The amount of any Market Value Adjustment can be either positive or negative, depending on the rates that are currently being credited on Fixed Period Accounts. This is shown in the following table:

If your Fixed Period Account rate is:                       then the MVA is:
-------------------------------------                       ----------------

Less than the rate for a new Fixed Period Account           negative

Equal to the rate for a new Fixed Period Account            zero

Greater than the rate for a new Fixed Period Account        positive



The MVA Formula is equal to [(1+I)/(1+J)]N where

I = current rate earned in the Fixed Period Account from which amounts are being transferred or withdrawn.

J = current rate for a new Account Period equal to the remaining term in the current Account Period.

N = number of years remaining in the current Account Period (including fraction).

We will not make MVAs for amounts withdrawn for withdrawal charges, the Contract Maintenance Charge, death claims or for amounts you receive if you return the Contract under the Right to Examine provision. We determine any applicable withdrawal charges based on the market value adjusted withdrawals. In some states, the MVA is limited or revised.

During the initial period indicated in your Contract there will be no MVAs. Currently we do not offer an initial period where there will be no MVA, however, we can change this initial period for new Contracts at any time. Within 30 days before the end of the Account Periods, which will be on the tenth Contract Anniversary, and every fifth Contract Anniversary after that, there will also be no MVAs. You will receive at least 30 days advance notice of the period in which no MVA will be made, before these Contract Anniversaries. The GAV Fixed Account Minimum and any excess amounts for which we have not received instructions will then be allocated to the five-year Fixed Period Account. (See "Guaranteed Account Value Benefit").

MVA EXAMPLES
------------

The following examples show the effect of the MVA on your Contract Value.

o The Contract is purchased on January 1, 2003 with a Purchase Payment of $100,000 (no Living Guarantees are selected).

o On that day, you allocate $10,000 to the 10 year Fixed Period Account. The interest rate is set at 6%.

o There are no additional Purchase Payments, transfers or withdrawals made until July 1, 2008.

o    On July 1, 2008,  you  transfer  the entire  amount out of the Fixed Period
     Account.


o The credited interest rate for the Fixed Period Account remained at 6%. The value in the 10 year Fixed Period Account is $13,777.88.

Example of a positive MVA:
--------------------------
Assume that the current interest rate for a five year Fixed Period Account is 5%, then the MVA is 1.043577 = (1.06/1.05)4.5. The actual value transferred is the Fixed Account Contract Value of $13,777.88, adjusted for the MVA = $13,777.88 x 1.043577 = $14,378.28. In other words, the value transferred out of the Fixed Account is $13,777.88 and the value transferred into the Investment Options is $14,378.28.

Example of a negative MVA:
-------------------------
Assume that the current interest rate for a five year Fixed Period Account is 7%, then the MVA is .958626 = (1.06/1.07)4.5. The actual value transferred is the Fixed Account Contract Value of $13,777.88, adjusted for the MVA = $13,777.88 x .958626 = $13,207.84. In other words, the value transferred out of the Fixed Account is $13,777.88 and the value transferred into the Investment Options is $13,207.84.

FIXED ACCOUNT GUARANTEED MINIMUM VALUE

The Fixed Account Contract Value, adjusted for any MVA, is guaranteed to be at least equal to the greater of (a) all allocations to the Fixed Account less partial withdrawals (including any withdrawal charges) or transfers from the Fixed Account, or (b) the sum of:

(i) 87.5% of all Purchase Payments, allocations and transfers to the Fixed Account less all partial withdrawals (including any withdrawal charges) or transfers from the Fixed Account, accumulated at the guaranteed rate specified in the Contract, currently at 3% and;


(ii) any withdrawal charges that would have been assessed against the Fixed Account on a full withdrawal.

All partial withdrawals and transfers in the above calculation of the Fixed Account GMV do not reflect any MVA.

6.Guaranteed Account Value Benefit
--------------------------------------------------------------------------------

If you choose to include Living Guarantees in your Contract, your Contract will provide a long term Guaranteed Account Value Benefit (GAV Benefit) during the Accumulation Phase. Living Guarantees must be selected at Contract issue and cannot be cancelled after issue.

THIS GUARANTEE MAY NOT BE AVAILABLE IN ALL STATES. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY.

Your Variable Contract Value will increase or decrease depending on the performance of the underlying Investment Options you have selected. Depending on market conditions, you can make or lose value in the Investment Options. However, the GAV Benefit is intended to provide a level of protection for your principal and locks in some of the investment gains in your Contract that occurred at least five years ago.

The GAV Benefit guarantees that beginning on your fifth Contract Anniversary and on each subsequent Contract Anniversary, until the Contract terminates or you start receiving Annuity Payments, your Contract Value will be at least the GAV Benefit calculated and established five years ago, reduced by GAV Adjusted Partial Withdrawals since then.

GUARANTEED CONTRACT VALUE ON THE FIFTH CONTRACT ANNIVERSARY. The GAV Benefit starts providing protection on the fifth Contract Anniversary. On the fifth Contract Anniversary, the GAV Benefit guarantees that your Contract Value will be at least equal to your initial Purchase Payment, reduced by any GAV Adjusted Partial Withdrawals during the first five Contract Years. If on your fifth Contract Anniversary, your Contract Value is less than the guaranteed amount, we credit the difference to your Contract Value from our general assets.

GUARANTEED CONTRACT VALUE ON THE SIXTH AND SUBSEQUENT CONTRACT ANNIVERSARIES. On the sixth and each subsequent Contract Anniversary, until the Contract terminates or you start receiving Annuity Payments, the GAV Benefit guarantees that your Contract Value will be at least the GAV established on the Contract Anniversary occurring five years before that Contract Anniversary, reduced by any GAV Adjusted Partial Withdrawals since that Contract Anniversary. For example, on your sixth Contract Anniversary, your Contract Value is guaranteed to be at least the GAV established on the first Contract Anniversary, reduced by any GAV Adjusted Partial Withdrawals since the first Contract Anniversary. If your Contract Value is less than the guarantee amount on the sixth and subsequent Contract Anniversaries, we credit the difference to your Contract Value from our general assets.

CALCULATION OF GUARANTEED ACCOUNT VALUE (GAV). A new GAV is calculated and established on the Issue Date and each Contract Anniversary.

The amount of the GAV established on the Issue Date is equal to your initial Purchase Payment. On the Issue Date and subsequent Contract Anniversaries, the new GAV is equal to the greater of (a) or (b), where

(a) is the GAV established on the previous Contract Anniversary (or in the case of the GAV being calculated on the first Contract Anniversary, your initial Purchase Payment), increased by additional Purchase Payments during that Contract Year and reduced by GAV Adjusted Partial Withdrawals made during that Contract Year; and,

(b) is your Contract Value on the Contract Anniversary for which the GAV is being calculated.

For example, assuming there are no withdrawals or additional Purchase Payments, your Contract Value on the fifth Contract Anniversary is guaranteed to be at least as great as your initial Purchase Payment. On your sixth Contract Anniversary, your Contract Value is guaranteed to be at least the greater of your initial Purchase Payment or your Contract Value on the first Contract Anniversary.

Assuming no withdrawals, the GAV Benefit has the effect of guaranteeing that your Contract Value on the fifth Contract Anniversary and on any subsequent
Contract Anniversary, until the Contract terminates or you begin receiving Annuity Payments, will be at least the highest GAV from all the Contract Anniversaries up to and including the Contract Anniversary five years ago (or, in the case of the fifth Contract Anniversary, your initial Purchase Payment). This type of guarantee is sometimes referred to as a "high water mark." For example, assuming no withdrawals, on your 12th Contract Anniversary, the GAV Benefit guarantees your Contract Value will be at least the highest GAV established on any Contract Anniversary up to and including the seventh Contract Anniversary, that is, the "high water mark" from that period.

As noted above, if on a Contract Anniversary, your Contract Value is less than the guaranteed amount, we will credit your account with an amount equal to that difference. We will allocate this amount to your Investment Options in proportion to the amount of Variable Contract Value in each of the Investment Options on the date of allocation.

An additional Purchase Payment does not become part of the GAV until it is at least five years old. Thus, if you make large additional Purchase Payments, the value of the GAV Benefit five years ago may be diminished. To get the maximum guarantee, you may want to consider purchasing a new Contract with the additional Purchase Payments.

CALCULATING GAV ADJUSTED PARTIAL WITHDRAWALS. The GAV Benefit guarantees that beginning on your fifth Contract Anniversary and on each subsequent Contract Anniversary, your Contract Value will be at least the GAV established five years ago, reduced by the sum of all GAV Adjusted Partial Withdrawals since that Contract Anniversary. GAV Adjusted Partial Withdrawals means the sum of each individual GAV Adjusted Partial Withdrawal. A GAV Adjusted Partial Withdrawal is equal to (a) plus (b), where:

(a) is the dollar amount of the partial withdrawal (prior to any MVAs), that together with previous partial withdrawals (prior to any MVAs) during the Contract Year, do not exceed 12% of the cumulative Purchase Payments; and

(b) is the dollar amount of the partial withdrawal, including any applicable MVA made and withdrawal charge assessed, in excess of (a), multiplied by the greater of 1 or the ratio of (i) to (ii), where

     (i)  is the GAV (on the date of but prior to the withdrawal)

     (ii) is the Contract Value (on the date of but prior to the withdrawal), adjusted for any MVA.

GAV TRANSFERS BETWEEN THE INVESTMENT OPTIONS AND THE FIXED PERIOD ACCOUNTS. There is no additional charge for the GAV Benefit. However, to make this guarantee available, we monitor your Contract Value daily and periodically may transfer amounts between the Fixed Account and the Investment Options you choose. We will transfer amounts from the Investment Options to the Fixed Account to the extent we deem, at our sole discretion, necessary to support the guarantees under the Contract. We will transfer amounts to the Fixed Account proportionally from all the Investment Options, unless you instruct us otherwise. We use a mathematical model to make these GAV Transfers based upon your Contract Value, the GAV Benefit provided in the future, and the remaining time until the guarantees are effective.

Each Business Day, we compare your Contract Value, the value of your future guarantees and the time until each future guarantee. Based on these, we may transfer some or all of your Contract Value to or from the Fixed Account, except that

o any transfers to the Fixed Account in the first two Contract Years is limited to 50% of your Purchase Payments; and,

o any transfers from the Fixed Account will not include any amount needed to maintain the percentage you allocated to the Fixed Account according to your most recent allocation instructions for your Purchase Payments. For example, if your most recent allocation instructions indicate you want 10% of your Purchase Payment allocated to the Fixed Account, we will make sure that when we transfer amounts out of the Fixed Account that we maintain a balance of 10% of your Contract Value in the Fixed Account.

These GAV Transfers are not subject to any transfer fee. Transfers out of a Fixed Period Account may be subject to a MVA. (See "The Fixed Account - Market Value Adjustment"). Any transfer to the Investment Options will be allocated according to your most recent allocation of your Purchase Payments excluding any allocation to the Fixed Account. You have complete discretion over the allocation of your Contract Value in the Investment Options. You may transfer amounts into or out of the Fixed Account subject to the GAV Fixed Account Minimum. The GAV Fixed Account Minimum is the amount of Fixed Account Contract Value that is required in the Fixed Account to maintain the guarantee protection. If you allocate or transfer amounts to the Fixed Account, the amounts we need to transfer to the Fixed Account to maintain the guarantee will be less. If you withdraw or transfer amounts out of the Fixed Account (subject to the GAV Fixed Account Minimum), the amounts we need to transfer to the Fixed Account to maintain the guarantee will be greater.

Generally, transfers to the Fixed Account first occur when the Contract Value drops from its last high point by a cumulative 6% to 7% over any period of time. If the Contract Value continues to fall, more transfers to the Fixed Account will occur. As time to the guarantee shortens, the frequency of the allocations increase if your chosen Investment Options perform poorly in relation to the guarantees. When a transfer to the Fixed Account occurs, the transferred Contract Value is allocated to the available Fixed Period Account. The Contract Value allocated to the Fixed Account will remain invested in the Fixed Account until the performance of your chosen Investment Options recovers sufficiently to enable us to transfer amounts back to the Investment Options while maintaining the guarantee protection under the Contract. This generally occurs when the Contract Value increases to equal the Contract Value at the last high point before the most recent GAV transfer to the Fixed Account. As the time to the guarantee shortens, the frequency of allocations back to the Investment Options decrease. See the Statement of Additional Information for more details on these GAV Transfers.

WE WILL TRANSFER AMOUNTS FROM THE INVESTMENT OPTIONS TO THE FIXED PERIOD ACCOUNT TO THE EXTENT WE DEEM, IN OUR SOLE DISCRETION, NECESSARY TO SUPPORT THE GUARANTEES UNDER THE CONTRACTS. YOU SHOULD VIEW THE GAV BENEFIT AS A WAY TO PERMIT YOU TO INVEST IN THE VARIABLE INVESTMENT OPTIONS WHILE STILL HAVING YOUR PRINCIPAL AND INVESTMENT GAINS (IF ANY) PROTECTED TO THE EXTENT PROVIDED BY THE GAV BENEFIT. YOU SHOULD NOT VIEW THE GAV BENEFIT AS A "MARKET TIMING" OR OTHER TYPE OF INVESTMENT PROGRAM DESIGNED TO ENHANCE YOUR EARNINGS UNDER THE CONTRACT. IF CONTRACT VALUE IS TRANSFERRED FROM YOUR CHOSEN INVESTMENT OPTIONS TO THE FIXED PERIOD ACCOUNT DURING A MARKET DOWNTURN, LESS OF YOUR CONTRACT VALUE WILL BE AVAILABLE TO PARTICIPATE IN ANY UPSIDE POTENTIAL OF THE INVESTMENT OPTIONS IF THERE IS A SUBSEQUENT RECOVERY. THIS MAY POTENTIALLY PROVIDE LESS CONTRACT VALUE THAN IF YOU DID NOT SELECT THE LIVING GUARANTEES.

YOU DO NOT HAVE ANY PROTECTION UNDER THE GAV BENEFIT UNLESS YOU HOLD THE CONTRACT FOR AT LEAST 5 YEARS. IF YOU THINK THAT YOU MAY TERMINATE THE CONTRACT OR ELECT TO START RECEIVING ANNUITY PAYMENTS BEFORE YOU HAVE HELD THE CONTRACT FOR AT LEAST FIVE YEARS, YOU SHOULD CONSIDER WHETHER PURCHASING THE CONTRACT AND ELECTING THE GAV BENEFIT IS IN YOUR BEST INTERESTS.

RESETTING THE GAV BENEFIT. You may elect to reset the operation of the GAV Benefit at any time, as long as the reset date (Reset Date) is at least 90 days from any earlier Reset Date. If you reset the operation of the GAV Benefit, the first Contract Anniversary on which your Contract Value will be guaranteed will be the Contract Anniversary occurring five years after the Contract Anniversary following the Reset Date. The GAV on the Reset Date is the greater of (a) or
(b), where:

(a) is the GAV calculated on the last Contract Anniversary occurring before the Reset Date, increased by additional Purchase Payments made since such last Contract Anniversary to the Reset Date and reduced by any GAV Adjusted Partial Withdrawals since such last Contract Anniversary to the Reset Date; and,

(b)  is your Contract Value on the Reset Date.

On the Reset Date we will transfer to the Investment Options the Contract Value in the Fixed Account, excluding any amount needed to maintain the percentage you allocated to the Fixed Account, according to your most recent allocation instructions for your Purchase Payments. Unless otherwise instructed, we will allocate this amount to your Investment Options on the Reset Date. If your Contract Value on the Reset Date is less than the GAV at that time, the GAV Transfers to the Fixed Account will occur more rapidly and at a larger amount than those for a new Contract with Purchase Payments equal to the Contract Value on the Reset Date. This occurs because the guarantee available to you is larger than the guarantees available for a new Contract.

On the next Contract Anniversary after the Reset Date, the new GAV is equal to the greater of (a) or (b), where:

(a) is the GAV established on the Reset Date, increased by additional Purchase Payments since the Reset Date and reduced by GAV Adjusted Partial Withdrawals made since the Reset Date;

(b)  is your  Contract  Value on the next Contract  Anniversary  after the Reset
     Date.

On subsequent Contract Anniversaries, the new GAV is calculated as described previously under Calculation of Guaranteed Account Value (GAV).

OTHER INFORMATION ON THE GAV BENEFIT. Once any credits are made to your Contract Value as a result of this benefit, the credits become part of your Contract Value and are available for immediate withdrawal. Such a withdrawal may be subject to a MVA or to withdrawal charges. Also, as part of the Contract Value in the Investment Options, any credits will reflect the investment performance of the Investment Options you chose.

The guarantee will terminate on the Income Date or when the Contract terminates.


EXAMPLE:

o The Contract is purchased with an initial Purchase Payment of $100,000 on January 1, 2003.

o    An additional Purchase Payment of $20,000 is made on July 1, 2003.

o A partial withdrawal (including withdrawal charge) of $27,111.11 is taken on July 1, 2004 from the Investment Options when the Contract Value (on the date of but prior to the withdrawal) is $110,000.

o    There are no other additional Purchase Payments or withdrawals.

o The Contract Values on the 1st and 2nd Contract Anniversaries are $135,000 and $95,000 respectively.

Based on the above assumptions, the GAVs and guarantees are calculated as follows:

At issue your GAV is equal to your $100,000 Purchase Payment.

On the 1st Contract Anniversary the GAV is equal to the greater of:

o The previous GAV increased by additional Purchase Payments during that Contract Year reduced by GAV Adjusted Partial Withdrawals during that Contract Year = $120,000 ($100,000 + $20,000 - $0).

o    The Contract Anniversary Contract Value of $135,000.

Therefore the GAV is equal to $135,000.

On the 2nd Contract  Anniversary the GAV Adjusted Partial Withdrawal is equal to
(a) plus (b):

(a) the dollar amount of the partial withdrawal, up to 12% of the Purchase Payment = $14,400 (12% x $120,000 Purchase Payments).

(b) the dollar amount of the partial withdrawal, including any applicable withdrawal charge assessed, in excess of (a) multiplied by the greater of 1 or the ratio of GAV to Contract Value = 15,600 ($12,711.11 x $135,000/$110,000).

For a sum of $30,000.

The GAV on the 2nd Contract Anniversary is equal to the greater of:

o The previous GAV increased by additional Purchase Payments during that Contract Year reduced by GAV Adjusted Partial Withdrawals during that Contract Year = $105,000 ($135,000 + $0 - $30,000).

o    The 2nd Contract Anniversary Contract Value of $95,000.

Therefore the GAV is equal to $105,000.

On the 5th Contract Anniversary, the guarantee is the GAV of 5 years earlier reduced by any GAV Adjusted Partial Withdrawals in the last 5 years = $70,000 ($100,000 - $30,000).

On the 6th Contract Anniversary, the guarantee is the GAV of 5 years earlier reduced by any GAV Adjusted Partial Withdrawals in the last 5 years = $105,000 ($135,000 - $30,000).

On the 7th Contract Anniversary, the guarantee is the GAV of 5 years earlier reduced by any GAV Adjusted Partial Withdrawals in the last 5 years = $105,000 ($105,000 - $0).

In tabular form, the guarantees available in the example above are:

---------------------------------- ------------------------------- -------------------- ----------------------- --------------------
                                      Contract Value prior to              GAV                                   Amount Credited to
                                     Adjustment for Guarantees                               Guaranteed         Contract to Maintain
                                                                                            Contract Value            Guarantee
---------------------------------- ------------------------------- -------------------- ----------------------- --------------------
Contract Issue                     $100,000 of Purchase Payment         $100,000
---------------------------------- ------------------------------- -------------------- ----------------------- --------------------
First Contract Anniversary                 $135,000                     $135,000
---------------------------------- ------------------------------- -------------------- ----------------------- --------------------
Second Contract Anniversary                $  95,000                    $105,000
---------------------------------- ------------------------------- -------------------- ----------------------- --------------------
Third Contract Anniversary                 $110,000                     $110,000
---------------------------------- ------------------------------- -------------------- ----------------------- --------------------
Fourth Contract Anniversary                $120,000                     $120,000
---------------------------------- ------------------------------- -------------------- ----------------------- --------------------
Fifth Contract Anniversary                 $102,000                     $120,000               $ 70,000
---------------------------------- ------------------------------- -------------------- ----------------------- --------------------
Sixth Contract Anniversary                 $  90,000                    $120,000               $105,000                 $15,000
---------------------------------- ------------------------------- -------------------- ----------------------- --------------------
Seventh Contract Anniversary               $  85,000                    $120,000               $105,000                 $20,000
---------------------------------- ------------------------------- -------------------- ----------------------- --------------------

7.EXPENSES
--------------------------------------------------------------------------------

There are charges and other expenses associated with the Contract that will reduce your investment return. These charges and expenses are:

MORTALITY AND EXPENSE RISK CHARGE

Each Business Day, Allianz Life makes a deduction from the Variable Account Contract Value in the Investment Options for mortality and expense risk charges. Allianz Life does this as part of its calculation of the value of the Accumulation Units and the Annuity Units. The amount of the mortality and expense risk charge depends on whether you select the Traditional GMDB, or the Enhanced GMDB.

                                              MORTALITY AND EXPENSE RISK CHARGES
Traditional Guaranteed Minimum Death Benefit              1.40%
Enhanced Guaranteed Minimum Death Benefit                 1.60%


During the Payout Phase, the mortality and expense risk charge is 1.40% of the average daily account value in the Investment Options.

This charge compensates us for all the insurance benefits provided by your Contract (for example, our contractual obligation to make Annuity Payments, the death benefits, certain expenses related to the Contract, and for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the Contract).

If the mortality and expense risk charges are sufficient to cover such costs and risks, any excess will be profit to us. We anticipate making such a profit, and using it to cover distribution expenses as well as the cost of providing certain features under the Contract.

CONTRACT MAINTENANCE CHARGE

On each Contract Anniversary, Allianz Life deducts $40 from the Contract Value as a contract maintenance charge. The charge is assessed on the last day of each Contract Year. The charge is deducted pro rata from the Investment Options in which you are invested, assuming there is at least $40 in the Investment Options. If there is an insufficient amount in the Investment Options, the charge is deducted first from the Investment Options, and any remaining amount is deducted from the Fixed Account. The charge is for administrative expenses.

If you make a full withdrawal from your Contract other than on a Contract Anniversary, Allianz Life will deduct the contract maintenance charge. During the Payout Phase, the charge will be collected monthly out of each Annuity Payment.

However, if your Contract Value is at least $75,000 when the deduction for the charge is to be made, Allianz Life will not deduct this charge. If you own more than one Contract offered under this prospectus, Allianz Life will determine the total value of all your Contracts. If the total value of all Contracts registered under the same social security number is at least $75,000, Allianz Life will not assess the contract maintenance charge. Currently, the charge is also waived during the Payout Phase if the amount available for Annuity Payments at the Income Date is $75,000. If the Contract is owned by a non-individual, Allianz Life will look to the Annuitant to determine if it will assess the charge.

WITHDRAWAL CHARGE

Withdrawals may be subject to a withdrawal charge.

During the Accumulation Phase, you can                            During the Payout Phase under Annuity Option 6, if you choose
make withdrawals from your Contract.                              to make a withdrawal from Annuity Option 6, your withdrawal charge
The withdrawal charge as a percentage of Purchase                 is as follows:
Payments is:



           NUMBER OF COMPLETE                                              NUMBER OF COMPLETE
               YEARS SINCE                                                     YEARS SINCE
               RECEIPT OF                                                       RECEIPT OF
            PURCHASE PAYMENT           CHARGE                               PURCHASE PAYMENT             CHARGE
            ----------------           ------                               ----------------             ------
                   0                    8.0%                                         0                    8.0%
                   1                    8.0%                                         1                    8.0%
                   2                    7.0%                                         2                    7.0%
                   3                    6.0%                                         3                    6.0%
                   4                    5.0%                                         4                    5.0%
                   5                    4.0%                                         5                    4.0%
                   6                    3.0%                                         6                    3.0%
          7 years or more               0.0%                                     7 years or more          0.0%

For a partial withdrawal that is subject to a withdrawal charge, the amount deducted for the withdrawal charge will be a percentage of the requested withdrawal amount up to the Purchase Payment amount still subject to a withdrawal charge. Example: Assume you requested a withdrawal of $1,000 and there is a 7% withdrawal charge. The withdrawal charge is $70.00 for a total withdrawal amount of $1,070.00, assuming this withdrawal comes entirely from the Investment Options.

However, after Allianz Life has had a Purchase Payment for 7 full years, there is no charge when you withdraw that Purchase Payment. The charge is calculated at the time of each withdrawal. For purposes of the withdrawal charge, we treat withdrawals as coming from the oldest Purchase Payments first, then from all Purchase Payments and finally from earnings.

Allianz Life does not assess the withdrawal charge on any payments paid out as Annuity Payments or as death benefits. The withdrawal charge compensates Allianz Life for expenses associated with selling the Contract.

NOTE: For tax purposes, withdrawals are considered to have come from the last money you put into the Contract. Thus, for tax purposes, earnings are considered to come out first.

WAIVER OF WITHDRAWAL CHARGE BENEFITS. Under certain circumstances, after the first Contract Year, Allianz Life will permit you to take your money out of the Contract without deducting a withdrawal charge:

1.   if you become confined to a nursing home; or

2. if you become terminally ill, which is defined as life expectancy of 12 months or less (a full withdrawal of the Contract will be required).

The waiver will not apply if any of the above conditions existed on the date your Contract was issued.

These benefits vary from state to state and may not be available in your state. (Check with your registered representative.)

FREE WITHDRAWAL PRIVILEGE. Each Contract Year, you can make multiple withdrawals (prior to any MVA) up to 12% of cumulative Purchase Payments and no withdrawal charge will be deducted from this amount. This right is non- cumulative, which means that if you do not use your Free Withdrawal Privilege in a given year, it does not carry over to the next year. However, the withdrawal is still subject to any applicable MVA if the amount is withdrawn from the Fixed Account. If you make a withdrawal of more than the amount described above, the excess amount will be subject to the withdrawal charge. If you make a total withdrawal, Allianz Life will assess the withdrawal charge with no reductions for the Free Withdrawal Privilege.

You may also elect to participate in the Systematic Withdrawal Program or the Minimum Distribution Program. These programs allow you to make withdrawals without the deduction of the withdrawal charge under certain circumstances. See "Access to Your Money" for a description of the Systematic Withdrawal Program and the Minimum Distribution Program.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE. Allianz Life may reduce or eliminate the amount of the withdrawal charge when the Contract is sold under circumstances which reduce its sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the Contract or a prospective purchaser already had a relationship with Allianz Life. Allianz Life may choose not to deduct a withdrawal charge under a Contract issued to an officer, director or employee of Allianz Life or any of its affiliates. Also, Allianz Life may reduce or not deduct a withdrawal charge when a Contract is sold by an agent of Allianz Life to any members of his or her immediate family and the commission is waived. Our prior approval is required for any reduction or elimination of the withdrawal charge.

COMMUTATION FEE

If you elect Annuity Option 2 or 4 and make a Liquidation (allowed 5 years after the Income Date), a commutation fee will be assessed. The fee is a percentage of the amount liquidated and is equal to:


           NUMBER OF COMPLETE
               YEARS SINCE
               INCOME DATE             CHARGE
---------------------------------------------
                    5                    4%
                    6                    3%
                    7                    2%
             8 years or more             1%


In some states, the commutation fee and withdrawal charge during the Payout Phase is replaced with a charge equal to the difference of the present value of the remaining Annuity Payments in the guaranteed period at AIR and AIR plus 1%.

TRANSFER FEE

You can currently make 12 free transfers every Contract Year. If you make more than 12 transfers a year, we will deduct a transfer fee of $25 for each additional transfer. Allianz Life reserves the right to restrict the number of transfers to twelve transfers per year and reserves the right to charge for any transfer. The transfer fee will be deducted from the account (Investment
Option(s) or Fixed Account) from which the transfer is made. If the entire amount in the account is transferred, then the transfer fee will be deducted from the amount transferred. If you are transferring from multiple accounts, we will treat the transfer as a single transfer and we will deduct any transfer fee proportionally from the source accounts if you transfer less than the entire amount in the accounts. If the transfer is part of the Dollar Cost Averaging Program or Flexible Rebalancing, it will not currently count toward the limitation on transfers in determining the transfer fee. GAV Transfers will not count toward the limitation on transfers in determining the transfer fee. (See "Guaranteed Account Value Benefit").

PREMIUM TAXES

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. Allianz Life is responsible for the payment of these taxes. We will make a deduction from the value of the Contract for them. Some of these taxes are due when the Contract is issued, others are due when Annuity Payments begin. It is Allianz Life's current practice to not charge you for these taxes until Annuity Payments begin, you make a complete withdrawal or you die. Allianz Life may discontinue this practice in the future and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5% of the Purchase Payment, depending on the state.

CHARGE FOR THE INCREASED ANNUITY PAYMENT RIDER

If you purchase the Increased Annuity Payment Rider on the Income Date for one of the lifetime payout options, you may be eligible for increased income payments if you become disabled. The monthly charge is per $100 of the basic Annuity Payment. The charge per $100 of the basic Annuity Payment currently ranges from $0.70 to $7.38. The maximum charge per $100 of basic Annuity Payment ranges from $0.95 to $9.97. (See "Annuity Payments - Increased Annuity Payment Rider.")

INCOME TAXES

Allianz Life reserves the right to deduct from the Contract any income taxes which it may incur because of the Contract. Currently, Allianz Life is not making any such deductions.

INVESTMENT OPTION EXPENSES

There are deductions from the assets of the various Investment Options for operating expenses (including management fees) which are described in the Fee Table in this prospectus and the prospectuses for the Investment Options.


8.TAXES
--------------------------------------------------------------------------------

NOTE: Allianz Life has prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice. You should consult your own tax adviser about your own circumstances. Allianz Life has included additional information regarding taxes in the Statement of Additional Information.

ANNUITY CONTRACTS IN GENERAL

Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Basically, these rules provide that you will not be taxed on any earnings on the money held in your annuity Contract until you take the money out. This is referred to as tax deferral. There are different rules regarding how you will be taxed depending upon how you take the money out and the type of Contract - Qualified or Non-Qualified (see following sections).

QUALIFIED AND NON-QUALIFIED CONTRACTS

If you purchase the Contract under a Qualified plan, your Contract is referred to as a Qualified Contract. The Contract is available as one of the following types of individual retirement annuities:

o Traditional Individual Retirement Annuity. Section 408 of the Code permits eligible individuals to maintain Individual Retirement Annuities (IRAs). IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of compensation includible in the Contract Owner's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Purchasers of a Contract for use with IRAs will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA or their purchase.

o Simplified Employee Pension (SEP) IRA. Employers may establish Simplified Employee Pension (SEP) IRAs under Code section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.

o Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of compensation includible in the Contract Owner's income and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. Distributions from a Roth IRA generally are not taxed until after the total amount distributed from the Roth IRA exceeds the amount contributed to the Roth IRA. After that, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2(subject to certain exceptions) or
     (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

o 403(b). Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. Rollovers from existing 403(b)s are the only currently accepted contributions under a 403(b) Contract.

Qualified Contracts are subject to special rules. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law. If you do not purchase the Contract under a tax qualified retirement plan your Contract is referred to as a Non-Qualified Contract.

A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a Qualified Contract.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified deferred annuity contracts which are issued within a calendar year period to the same Contract Owner by one company or its affiliates are treated as one annuity Contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. You should consult a tax adviser prior to purchasing more than one Non-Qualified annuity Contract in any calendar year period.

WITHDRAWALS - NON-QUALIFIED CONTRACTS

You, as the Owner, generally will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal or as Annuity Payments. When you make a withdrawal, you are generally taxed on the amount of the withdrawal from your Contract that is earnings. For Annuity Payments, different rules apply. A portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and will not be taxed. The remaining portion of the Annuity Payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which the Annuity Payments are expected to be made. Annuity Payments received after the payee has received all of the Purchase Payment are fully includible in income.

If the value of your Contract exceeds your Purchase Payment, any withdrawal generally will be included in taxable income to the extent of earnings in your Contract. The Contract provides a Fixed Account where a withdrawal may be subject to an MVA. Although we believe that the Contract Value after the MVA adjustment is treated as the cash value under the Contract, there is no definitive guidance on the proper tax treatment of MVAs and you may want to discuss potential tax consequences of an MVA with your tax advisor. The Code also provides that any amount received under an annuity contract, which is included in income, may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some distributions will be exempt from the penalty. There is an exception to this 10% penalty tax for amounts:

1)   paid on or after you reach age 59 1/2

2)   paid after you die;

3)   paid if you become totally disabled (as that term is defined in the Code);

4) paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

5)   paid as annuity payments under an immediate annuity; or

6)   which come from purchase payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first Annuity Payment, then the tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the tax years in which the exception was used. A partial Liquidation (withdrawal) during the Payout Phase may result in the modification of the series of Annuity Payments made after such Liquidation and therefore could result in the imposition of the 10% penalty tax and interest for the period as described above unless another exception to the penalty tax applies. You should obtain competent tax advice before you make any Liquidations from your Contract.

WITHDRAWALS -- QUALIFIED CONTRACTS

The Internal Revenue Service has issued new final and proposed regulations regarding required distributions from tax qualified retirement plans. You should consult with your qualified plan sponsor and tax advisor to determine how these new rules affect the distribution of your benefits.

If you make a partial withdrawal under a Qualified Contract, a portion of the amount is taxable, generally based on the ratio of your subsequent Annuity Units to the original Annuity Units. If you make a full withdrawal, the amount is taxable to the extent it exceeds any remaining investment in the Contract. Often in the case of Qualified Contracts, there is no cost basis which results in the full amount of the withdrawal being included in taxable income. The Code imposes a 10% penalty tax on the taxable portion of any distributions from Qualified Contracts. The penalty tax will not apply to the following distributions:

(a)  distributions made on or after the date you reach age 59 1/2;

(b)  distributions   following  your  death  or  disability  (for  this  purpose disability is as defined in Section 72(m)(7) of the Code);

(c) distributions that are part of a series of substantially equal periodic payments made at least yearly for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary;

(d) distributions made to you to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 for amounts paid during the taxable year for medical care;

(e)  distributions made on account of an IRS levy upon the Qualified Contract;

(f) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);

(g) distributions from an IRA made to you to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the taxable year;

(h)  distributions  from  an  IRA  which  are  qualified   first-time  homebuyer
     distributions (as defined in Section 72(t)(8) of the Code); and

(i) for 403(b) Contracts, distributions made to an employee after separation from service after age 55.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59 1/2 or five years from the date of the first Annuity Payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. A partial withdrawal may result in the modification of the series of Annuity Payments made after such withdrawal and therefore could result in the imposition of the 10% penalty tax and interest for the period as described above.

Generally, distributions from a Qualified Contract must commence no later than the required beginning date. For IRAs, the required beginning date is April 1 of the calendar year, following the year in which you attain age 70 1/2. For 403(b) Contracts, the required beginning date is April 1 of the calendar year following the later of the calendar year in which you reach age 70 1/2 or retire. Generally, required distributions must be over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. It is unclear whether a partial withdrawal will have an adverse impact on the determination of required minimum distributions. If you are receiving Annuity Payments or are age 70 1/2 or older, you should consult with a tax advisor before taking a partial withdrawal.

Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

DIVERSIFICATION

The Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. Allianz Life believes that the Investment Options are being managed so as to comply with the requirements.

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Allianz Life would be considered the owner of the shares of the Investment Options. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the Contract. It is unknown to what extent Contract Owners are permitted to select Investment Options, to make transfers among the Investment Options or the number and type of Investment Options Contract Owners may select from without being considered the owner of the shares. If any guidance is provided, it may be applied retroactively. This would mean that you, as the Owner of the Contract, could be treated as the owner of the Investment Options.

Due to the uncertainty in this area, Allianz Life reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

9.ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can have access to the money in your Contract:

o by making a partial or full withdrawal;

o by receiving Annuity Payments; or

o when a death benefit is paid to your Beneficiary.

In general, withdrawals can only be made during the Accumulation Phase.

When you make a full withdrawal, you will receive the Contract Value (adjusted for any MVAs) on the day the withdrawal request is received at the Service
Center:

o less any applicable withdrawal charge,

o less any premium tax, and

o less any contract maintenance charge.

(See "Expenses" for a discussion of the charges.)

Unless you instruct Allianz Life otherwise, any partial withdrawal will be made pro-rata from the Investment Options you selected if there is sufficient value for the withdrawal. If the amount in the Investment Options is insufficient for the withdrawal, then the remaining amount of the withdrawal will come from the Fixed Account.

If you make a partial withdrawal from the Fixed Account such that the amount in the Fixed Account is less than the GAV Fixed Account Minimum, transfers from the Investment Options will occur. (See "Guaranteed Account Value Benefit"). Partial withdrawals from the Fixed Account may involve an MVA which may increase or decrease the proceeds you receive, subject to the Fixed Account GMV (See "The Fixed Account - Fixed Account Guaranteed Minimum Value").

We will pay the amount of any withdrawal from the Investment Options within seven (7) days of when we receive your request in good order unless the Suspension of Payments or Transfers provision is in effect (see below).

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. WITHDRAWALS FROM 403(B) CONTRACTS MAY BE RESTRICTED. (SEE "TAXES")

GUARANTEED WITHDRAWAL BENEFIT

If you choose to include Living Guarantees in your Contract, you will also have the Guaranteed Withdrawal Benefit. Living Guarantees must be selected at Contract issue and cannot be cancelled after the Issue Date. Under this benefit, you will be able to take withdrawals (prior to any MVA) up to a total of 12% of your cumulative Purchase Payments (less prior Excess Adjusted Partial Withdrawals) in each Contract Year regardless of the amount of Contract Value, until the total of all Guaranteed Withdrawals (prior to any MVA) you have taken over all years equal 100% of your Purchase Payments (less prior Excess Adjusted Partial Withdrawals). There is no additional charge for this benefit.

Excess Adjusted Partial Withdrawals are partial withdrawals (including any MVA made or withdrawal charges assessed) in excess of Guaranteed Withdrawals made during the Contract Year, multiplied by the greater of 1 or the ratio of the remaining available Guaranteed Withdrawals for all years (prior to the partial withdrawal) to the Contract Value (prior to the withdrawal) adjusted for any MVA.

SYSTEMATIC WITHDRAWAL PROGRAM

If the value of your Contract is at least $25,000, Allianz Life offers a program which provides automatic monthly or quarterly payments to you. The Systematic Withdrawal Program is subject to the Free Withdrawal Privilege which means that the total systematic withdrawals which you can make each year without Allianz Life deducting a withdrawal charge is limited to 12% of your cumulative Purchase Payments. This is determined on the last Business Day prior to the day your request is received. All systematic withdrawals will be made on the 9th day of the month unless that day is not a Business Day. If it is not, then the withdrawal will be made the previous Business Day. You will not be charged additional fees for participating in this program.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS.

MINIMUM DISTRIBUTION PROGRAM

If you own a Qualified Contract, you may select the Minimum Distribution Program. Under this program, Allianz Life will make payments to you from your Contract that are designed to meet the applicable minimum distribution requirements imposed by the Code for Qualified Contracts. Such withdrawals will not be subject to a withdrawal charge. Payments may be made monthly, quarterly, or annually unless your Contract is less than $25,000 in which case the payments will only be made annually. If you have elected the Minimum Distribution Program, any additional withdrawals in a Contract Year which exceed 12% of Purchase Payments when combined with Minimum Distribution withdrawals will be subject to any applicable withdrawal charge.

You cannot participate in the Systematic Withdrawal Program and the Minimum Distribution Program at the same time.

SUSPENSION OF PAYMENTS OR TRANSFERS

Allianz Life may be required to suspend or postpone payments for withdrawals or transfers for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.   trading on the New York Stock Exchange is restricted;

3. an emergency exists as a result of which disposal of the Investment Option shares is not reasonably practicable or Allianz Life cannot reasonably value the Investment Option shares;

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of Contract Owners.

Allianz Life has reserved the right to defer payment for a withdrawal or transfer from the Fixed Account for the period permitted by law but not for more than six months.


10.PERFORMANCE and ILLUSTRATIONS
--------------------------------------------------------------------------------
Allianz Life periodically advertises performance of the divisions of the Separate Account (also known as sub-accounts). Allianz Life will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk charges and the Investment Option expenses. It does not reflect the deduction of any applicable withdrawal charge and contract maintenance charge. The deduction of any applicable contract maintenance charge and withdrawal charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include average annual total return figures which reflect the deduction of the mortality and expense risk charges, contract maintenance charge, withdrawal charges and the expenses of the Investment Options.

Allianz Life may also advertise cumulative total return information. Cumulative total return is determined the same way except that the results are not annualized.

Certain Investment Options have been in existence for some time and have investment performance history. In order to demonstrate how the actual investment experience of the Investment Options may affect your Accumulation Unit values, Allianz Life has prepared performance information which can be found in the SAI. This performance information may date from the inception date of the Investment Options, which generally will pre-date the initial offering date of the Contracts. Performance has been adjusted to reflect certain contract expenses.

Performance information for the Investment Options without Contract charges and expenses may also be advertised; see the Investment Option prospectuses for more information.

Allianz Life may in the future also advertise yield information. If it does, it will provide you with information regarding how yield is calculated. More detailed information regarding how performance is calculated is found in the SAI.

Any performance advertised is based on historical data. It does not guarantee future results of the Investment Options.

Allianz Life may also provide illustrations to customers. These illustrations may provide hypothetical depictions of either the "pay-in" or accumulation phase, or the "pay-out" or annuitization phase. Illustrations may be based upon historical performance of the Investment Options, as adjusted for certain expenses. (Any adjusted historical performance information will be accompanied by "standardized" performance information.) In the alternative, certain illustrations may be based upon assumed rates of return not to exceed 12%. As another illustration alternative, we may use the Standard & Poor's 500 Composite Price Index or other recognized investment benchmark to show how values may vary. "Pay-in" and "pay-out" illustration may have various features as follows:

o Pay-in illustrations assume an initial lump sum Purchase Payment and are designed to show how adjusted historical performance or assumed rates of return would have affected Contract values, withdrawal values, or the death benefit. Pay-in illustrations may also be designed to show the effect of periodic additional Purchase Payments and withdrawals. Pay-in illustrations based upon adjusted historical performance may assume that monies are allocated to a single Investment Option or to multiple Investment Options. In the event that monies are hypothetically allocated to multiple Investment Options, performance may be shown on a weighted aggregate basis. If Living Guarantees are chosen, such pay-in illustrations may reflect the GAV Benefit and the effect of GAV transfers to the Fixed Account to support that guarantee as well as transfers out of the Fixed Account when such allocation is no longer necessary. Transfers out of the Fixed Account are subject to MVAs which may increase or decrease the value of such transfers. These MVAs are not reflected in the illustration. If the transfers were subject to an MVA, the projected values shown in the illustration may be higher or lower than shown. Dollar cost averaging illustrations, which are based upon adjusted historical performance, would compare the hypothetical effect of a lump sum Purchase Payments into the specified Investment
     Options, as contrasted with dollar cost averaging into the Investment Options over some period.

o Pay-out illustrations are designed to show the hypothetical effect of annuitizing a Contract, or receiving a stream of periodic payments. These illustrations may depict either a variable annuitization or a fixed annuitization or a combination of a fixed and variable annuitization. A variable pay-out illustration would be based upon a combination of adjusted historical performance or on the historical returns of an investment benchmark, an assumed investment return (AIR), and the annuitant's age whereas a fixed pay-out illustration would be based upon the annuitant's age, the pay-out option selected, and the pay-out factor rates currently in effect on the date of the illustration. Variable pay-out illustrations may also show the portion of each pay-out that is subject to income tax and the portion that is non-taxable. In addition to variable and fixed pay-out illustrations, an illustration may also be prepared showing the effect of required minimum distribution payments from Qualified Contracts.

The values illustrated will be calculated reflecting the deduction of Investment Option expenses for the specific Investment Options selected and mortality and expense risk charges. Contract maintenance charges may or may not be deducted. For assumed rate or investment benchmark pay-in illustrations, where no Investment Options are selected, an arithmetic average of Investment Option expenses will be reflected. The amount of the mortality and expense risk charges will vary, depending upon the Contract features you select. For withdrawal values, the withdrawal charges are also reflected. Illustrations will not reflect the deduction of any Federal or state income tax or penalties.

The illustrations that are given to customers by Allianz Life are designed to assist customers in understanding how a Contract may function in different scenarios. They are not guarantees or representations as to future performance or any specific rate of return.

More detailed information about customer illustrations is found in Appendix A to the SAI. This information is incorporated herein by reference.


11.DEATH BENEFIT
--------------------------------------------------------------------------------

UPON YOUR DEATH

If you or any Joint Owner die during the Accumulation Phase, Allianz Life will pay a death benefit to your Beneficiary (see below). If you or any Joint Owner die during the Payout Phase, the beneficiary becomes the Contract Owner and any benefit will be as provided for in the Annuity Option selected.

GUARANTEED MINIMUM DEATH BENEFITS (GMDB) -- DEATH BENEFIT PROTECTION

The annuity contract automatically provides a basic Guaranteed Minimum Death Benefit (Traditional GMDB). At the time you buy the Contract, you can elect the Enhanced Guaranteed Minimum Death Benefit (Enhanced GMDB).

Once selected, you cannot change it. The mortality and expense risk charge is higher for Contracts with the Enhanced GMDB. The Traditional, and Enhanced GMDB only apply to Contracts owned for the benefit of an individual. If the Contract is owned by a non-individual, the death benefit will be the Contract Value (less any premium taxes) determined as of the end of the Business Day during which Allianz Life receives both due proof of death and an election for the payment method at the Service Center.

THE ENHANCED GMDB MAY NOT BE AVAILABLE IN YOUR STATE. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY.

TRADITIONAL GUARANTEED MINIMUM DEATH BENEFIT - If you select the Traditional GMDB, the death benefit, less any premium tax, will be the greater of the following amounts.

o The Contract Value determined as of the end of the Business Day when all claim proofs and payment election forms are received by the Service Center; or

o The cumulative Purchase Payments you have made reduced by the GMDB Adjusted Partial Withdrawals.

ENHANCED GUARANTEED MINIMUM DEATH BENEFIT - If you select the Enhanced GMDB, the death benefit, less any premium tax, will be the greatest of the following amounts.

o The Contract Value determined as of the end of the Business Day when all claim proofs and payment election forms are received at the Service Center;

o The cumulative Purchase Payments you have made reduced by GMDB Adjusted Partial Withdrawals: or

o The maximum anniversary value. The "anniversary value" is the value of the Contract on a Contract Anniversary, until the Contract Owner's 81st birthday and before the date of death, increased by Purchase Payments you made since that anniversary and decreased by any GMDB Adjusted Partial Withdrawals since that anniversary. After your 81st birthday and before the date of your death, the maximum anniversary value is the maximum anniversary value as of the last Contract Anniversary prior to your 81st birthday, increased by the Purchase Payments you made since that anniversary and decreased by any GMDB Adjusted Partial Withdrawals since that anniversary.

A GMDB Adjusted Partial Withdrawal is equal to (a) plus (b), where

(a) the dollar amount of the partial withdrawal, (prior to any MVAs) that, together with previous partial withdrawals (prior to any MVAs) during the Contract Year, do not exceed 12% of the Purchase Payments; and

(b) the dollar amount of the partial withdrawal, including any applicable MVA made and withdrawal charge assessed, in excess of (a), multiplied by the greater of 1 or the ratio of (i) to (ii), where

     (i)  the Death Benefit (on the date of but prior to the withdrawal)

     (ii) the Contract Value (on the date of but prior to the withdrawal), adjusted for any MVAs.

    There is no MVA adjustment made on the death benefit.

EXAMPLE:

o The Contract is purchased with an initial Purchase Payment of $100,000 on January 1, 2003.

o A partial withdrawal of $20,000 is taken from the Investment Options in the 8th Contract Year when the Contract Value (prior to the withdrawal) is $160,000.

o    There are no additional Purchase Payments or withdrawals.

o    The maximum anniversary value is $180,000 on the 7th Contract Anniversary.

o The Contract Value on the 8th Contract Anniversary after the withdrawal is $140,000.

The example below assumes that investment performance with the Enhanced GMDB is higher than under the Traditional GMDB to offset the higher mortality and expense charges associated with it.

Example for the Traditional GMDB:
--------------------------------

On the 8th Contract Anniversary, the GMDB Adjusted Partial Withdrawal is equal to (a) plus (b):

(a) the dollar amount of the partial withdrawal, up to 12% of the Purchase Payment = $12,000 (12% x $100,000 Purchase Payment).

(b) the dollar amount of the partial withdrawal, including any applicable withdrawal charge assessed, in excess of (a), multiplied by the greater of 1 or the ratio of Death Benefit to Contract Value = $8,000 ($8,000 x greater of 1 or $100,000/$160,000). for a sum of $20,000.

The death benefit is equal to the greater of:

o    the Contract Value = $140,000.

o the Purchase Payment less GMDB Adjusted Partial Withdrawal = $80,000 ($100,000 - $20,000).

Therefore, the death benefit for the Traditional GMDB is equal to $140,000.

Example for the Enhanced GMDB:
------------------------------

On the 8th Contract Anniversary, the GMDB Adjusted Partial Withdrawal is equal to (a) plus (b):

(a) the dollar amount of the partial withdrawal, including any withdrawal charge assessed, up to the 12% of the Purchase Payment = $12,000 (12% x $100,000 Purchase Payment).

(b) the dollar amount of the partial withdrawal, including any applicable withdrawal charge assessed, in excess of (a), multiplied by the greater of 1 or the ratio of Death Benefit to Contract Value = $9,000 ($8,000 x greater of 1 or $180,000/$160,000). for a sum of $21,000.

The death benefit is equal to the greatest of

o    the Contract Value = $140,000

o the Purchase Payment less GMDB Adjusted Partial Withdrawals = $79,000 ($100,000 - $21,000)

o the maximum anniversary value less GMDB Adjusted Partial Withdrawals = $159,000 = ($180,000 - 21,000).

Therefore the death benefit for the Enhanced GMDB is equal to $159,000.

Any part of the death benefit amount that had been invested in the Investment Options remains in the Investment Options until distribution begins. From the time the death benefit is determined until we make a complete distribution, any amount in the Investment Options will be subject to investment risk which will be borne by the Beneficiary.

If you have a Joint Owner, the age of the older Contract Owner will be used to determine the death benefit. If the Contract is owned by a non-individual, then all references to you mean the Annuitant.

In the case of Joint Owners, if a Joint Owner dies, the surviving Joint Owner will be considered the primary Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. Joint Owners must be spouses.

If the Contract Owner has not previously designated a death benefit option, a Beneficiary must request the death benefit be paid under one of the death benefit options described below. If the Beneficiary is the spouse of the Contract Owner, he/she can choose to continue the Contract in his/her own name at the then current Contract Value, or if greater, the death benefit value. If a lump sum payment is elected and all the necessary requirements, including any required tax consent from some states or other governmental forms, are met, the payment will be made within 7 days unless the Suspension or Deferral of Payments Provision is in effect. Payment of the death benefit may be delayed pending receipt of any applicable tax consents and/or required forms from a state.

DEATH BENEFIT OPTIONS

OPTION A: lump sum payment of the death benefit. Allianz Life will not deduct the contract maintenance charge at the time of a full withdrawal if the distribution is due to death.

OPTION B: payment of the entire death benefit within 5 years of the date of the Contract Owner's or any Joint Owner's death. Allianz Life will assess the full contract maintenance charge to each Beneficiary on each Contract anniversary.

OPTION C: payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution under this option must begin within one year of the date of the Contract Owner's or any Joint Owner's death. The full contract maintenance charge will continue to be assessed to each Beneficiary's share pro rata over the payments.

Any portion of the death benefit not applied under an Annuity Option within one year of the date of the Contract Owner's death must be distributed within five years of the date of death.

If the Beneficiary wants to receive the payment other than in a lump sum, he/she may only make such an election during the 60 day period after the day that the lump sum first became payable by Allianz Life.

If you (or any Joint Owner) die during the Payout Phase and you are not the Annuitant, any payments which are remaining under the Annuity Option selected will continue at least as rapidly as they were being paid at your death. If you die during the Payout Phase, the Beneficiary becomes the Contract Owner.

DEATH OF ANNUITANT

If the Annuitant, who is not a Contract Owner or Joint Owner, dies during the Accumulation Phase, you will become the Annuitant unless you designate another Annuitant within 30 days of the death of the Annuitant. If there are Joint Owners, you and the Joint Owner become the Joint Annuitants. However, if the Contract Owner is a non-individual, then the death of the Annuitant will be treated as the death of the Contract Owner, and a new Annuitant may not be named.

If the Annuitant dies after Annuity Payments have begun, the remaining amounts payable, if any, will be as provided for in the Annuity Option selected. The remaining amounts payable will be paid to the Contract Owner at least as rapidly as they were being paid at the Annuitant's death.


12.OTHER INFORMATION
--------------------------------------------------------------------------------
ALLIANZ LIFE

Allianz Life Insurance Company of North America (Allianz Life), 5701 Golden Hills Drive, Golden Valley, MN 55416, was organized under the laws of the state of Minnesota in 1896. Allianz Life offers fixed and variable life insurance and annuities and group life, accident and health insurance. Allianz Life is licensed to do direct business in 49 states and the District of Columbia. Allianz Life is a wholly-owned subsidiary of Allianz Versicherungs-AG Holding.

THE SEPARATE ACCOUNT

Allianz Life established Allianz Life Variable Account B (Separate Account) under Minnesota insurance law on May 31, 1985. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.

The Separate Account holds the assets that underlie the Contracts, except assets allocated to the Fixed Account. We keep the Separate Account assets separate from the assets of our general account and other separate accounts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

Allianz Life owns the assets of the Separate Account. We credit gains to or charge losses against the Separate Account without regard to the performance of other investment accounts. The Separate Account's assets may not be used to pay any of our liabilities other than those arising from the Contracts. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

DISTRIBUTION

Our wholly-owned subsidiary, USAllianz Investor Services, LLC (USAllianz) serves as principal underwriter for the Contracts. USAllianz, a limited liability company organized in Minnesota, is located at 5701 Golden Hills Drive, Golden Valley, MN 55416. USAllianz is registered as a broker/dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). More information about USAllianz is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

Commissions will be paid to broker/dealers who sell the Contracts. Broker/dealers will be paid commissions up to 6% of Purchase Payments. Sometimes, Allianz Life enters into an agreement with the broker/dealer to pay the broker/dealer commissions as a combination of a certain amount of the commission at the time of sale and a trail commission (which when totaled could exceed 6% of Purchase Payments).

Other compensation options also may be made available. USAllianz may enter into selling agreements with other broker/dealers registered under the 1934 Act. Under the agreements with those broker/dealers, the commission paid to the broker/dealer on behalf of the registered representative will not exceed those described above; selling firms may retain a portion of commissions. We may pay additional expenses.

In addition, Allianz Life may pay certain sellers for other services not directly related to the sale of the Contracts (such as special marketing support allowances). Allianz Life may also periodically pay certain sellers a commission bonus on aggregate sales for special promotional programs.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Contract owners or the Separate Account.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

ADDITIONAL CREDITS FOR CERTAIN GROUPS

Allianz Life may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.

ADMINISTRATION

Our Service Center - Delaware Valley Financial Services, Inc. (DVFS), 300 Berwyn Park, Berwyn, Pennsylvania, performs certain administrative services regarding the Contracts. The administrative services include issuance of the Contracts and maintenance of Contract Owner's records.
To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Investment Options, will be mailed to your household, even if you or other persons in your household have more than one contract issued by Allianz or an affiliate. Call (800) 542-5427 if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.

FINANCIAL STATEMENTS

The consolidated financial statements of Allianz Life and the Separate Account have been included in the Statement of Additional Information.


TABLE OF CONTENTS
OF THE STATEMENT OF
ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

Insurance Company .............................  2
Experts .......................................  2
Legal Opinions ................................  2
Distributor....................................  2
Reduction or Elimination of the
    Withdrawal Charge..........................  2
Calculation of Performance Data................  3
Illustrations.................................. 10
Federal Tax Status............................. 11
Allocation Discussion.......................... 18
Annuity Provisions ............................ 18
Appendix A - Illustrations..................... 20



PRIVACY NOTICE
--------------------------------------------------------------------------------

WE CARE ABOUT YOUR PRIVACY!

In compliance with Gramm-Leach-Bliley (GLB), this notice describes the privacy policy and practices followed by Allianz Life Insurance Company of North America, and their affiliated companies (herein referred to as "Allianz Life").

Your privacy is a high priority for us and it will be treated with the highest degree of confidentiality. In order for us to be able to provide these insurance products and services, we need to collect certain information from you. However, we want to emphasize that we are committed to maintaining the privacy of this information in accordance with law. All individuals with access to personal information about our customers are required to follow this policy.

NON-PUBLIC INFORMATION COLLECTED.

o Information we receive from you on insurance and annuity applications, claim forms or other forms such as your name, address, date and location of birth, marital status, sex, social security number, medical information, beneficiary information, etc.

o Information about your transactions with us, our affiliates or others such as purchase payment history, tax information, investment information, and accounting information; and

o Information we receive from consumer reporting agencies, such as your credit history.

NON-PUBLIC INFORMATION DISCLOSED.

o We may provide the non-public information that we collect to affiliated or nonaffiliated persons or entities involved in the underwriting, processing, servicing and marketing of your Allianz Life insurance products. We will not provide this information to a nonaffiliated third party unless we have a written agreement that requires the third party to protect the confidentiality of this information.

o We may have to provide the above described non-public information that we collect to authorized persons or entities to comply with a subpoena or summons by federal, state or local authorities and to respond to judicial process or regulatory authorities having jurisdiction over our company for examination, compliance or other purposes as required by law.

o We do not disclose any non-public personal information about our customers to anyone except as permitted or required by law.

CONFIDENTIALITY AND SECURITY OF YOUR NON-PUBLIC PERSONAL INFORMATION.

o We restrict access of non-public personal information about you to only those persons who need to know about that information to underwrite, process, service or market Allianz Life insurance products and services.

o We maintain physical, electronic, and procedural safeguards that comply with state and federal standards to guard your non-public personal information.

o If we become aware that an item of personal information may be materially inaccurate, we will make reasonable effort to re-verify its accuracy and correct any error as appropriate.

INFORMATION ABOUT FORMER CUSTOMERS.

Non-public information about our former customers is maintained by Allianz Life on a confidential and secure basis. If any such disclosure is made, it would be for reasons and under the conditions described in this notice. We do not disclose any non-public personal information about our former customers to anyone except as permitted or required by law.

FURTHER INFORMATION.

o You have a right to access and request correction of your personal information that is recorded with Allianz Life.

o Information obtained from a report prepared by an insurance support organization may be retained by the insurance support organization and disclosed to other persons.

If you have any questions about our privacy policy, please write, call, or email:

Allianz Life Insurance Company of North America
PO Box 1344, Minneapolis, MN 55440-1344
800/328-5600, www.allianzlife.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                USALLIANZ NEW VA
                           INDIVIDUAL FLEXIBLE PAYMENT
                           VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                         ALLIANZ LIFE VARIABLE ACCOUNT B
                                       AND
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPTEMBER 20, 2002




THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS WHICH ARE REFERRED TO HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, CALL OR WRITE THE INSURANCE COMPANY AT: 5701 GOLDEN HILLS DRIVE, GOLDEN VALLEY, MN 55416, (800) 542-5427.

THIS  STATEMENT  OF  ADDITIONAL   INFORMATION   AND  THE  PROSPECTUS  ARE  DATED
SEPTEMBER 20, 2002 AND AS MAY BE AMENDED FROM TIME TO TIME.




TABLE OF CONTENTS
---------------------------------------------------------------

                                                 Page
Insurance Company................................   2
Experts..........................................   2
Legal Opinions...................................   2
Distributor......................................   2
Reduction or Elimination of the
 Withdrawal charge...............................   2
Calculation of Performance Data..................   3
Illustrations....................................  10
Federal Tax Status...............................  11
Allocation Discussion............................  18
Annuity Provisions...............................  18
Appendix A - Illustrations.......................  20



                                                                HIGHFIVESAI-0902




INSURANCE COMPANY
--------------------------------------------------------------------------------

Allianz Life Insurance Company of North America (the "Insurance Company") is a stock life insurance company organized under the laws of the state of Minnesota in 1896. The Insurance Company is a wholly-owned subsidiary of Allianz Versicherungs-AG Holding ("Allianz AG"). Allianz is headquartered in Munich, Germany, and has sales outlets throughout the world. The Insurance Company offers fixed and variable life insurance and annuities, and group life, accident and health insurance.
The Insurance Company is rated A++ (Superior, Group Rating) by A.M. BEST, an independent analyst of the insurance industry. The financial strength of an insurance company may be relevant in that it may be a reflection as to the ability of a company to make fixed Annuity Payments from its general account.

EXPERTS
--------------------------------------------------------------------------------

The financial statements of Allianz Life Variable Account B as of and for the year ended December 31, 2001 and the consolidated financial statements of the Insurance Company as of December 31, 2001 and 2000 and for each of the years in the three years ended December 31, 2001 have been included in this Statement of Additional Information in reliance upon the reports of KPMG LLP, independent accountants, included in this Statement of Additional Information and upon the authority of said firm as experts in accounting and auditing.

The Insurance Company audit report refers to a change in its method of accounting for derivative instruments in 2001 and a change in its method of calculating deferred acquisition costs and future benefit reserves for two-tiered annuities in 1999. The principal business address of KPMG LLP is 4200 Wells Fargo Center, Minneapolis, MN.

LEGAL OPINIONS
--------------------------------------------------------------------------------

Sutherland Asbill & Brennan LLP, Washington DC, has provided advice on certain matters relating to federal securities laws in connection with the Contracts. All matters of Minnesota law pertaining to the Contracts have been passed upon by Stewart D. Gregg, Senior Counsel of Allianz Life.

DISTRIBUTOR
--------------------------------------------------------------------------------

USAllianz Investor Services, LLC, a subsidiary of the Insurance Company, acts as the distributor. The offering is on a continuous basis.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE
--------------------------------------------------------------------------------

The amount of the withdrawal charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to a reduction of the withdrawal charge will be determined by the Insurance Company after examination of the following factors: 1) the size of the group; 2) the total amount of Purchase Payments expected to be received from the group; 3) the nature of the group for which the Contracts are purchased, and the persistency expected in that group (i.e., the expectation that the Contract owners will continue to hold the Contracts for a certain period of time); 4) the purpose for which the Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and 5) any other circumstances which the Insurance Company believes to be relevant to determining whether reduced sales or administrative expenses may be expected. None of the reductions in charges for sales is contractually guaranteed.

The withdrawal charge may be eliminated when the Contracts are issued to an officer, director or employee of the Insurance Company or any of its affiliates. The withdrawal charge may be reduced or eliminated when the Contract is sold by an agent of the Insurance Company to any members of his or her immediate family and the commission is waived. In no event will any reduction or elimination of the withdrawal charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

TOTAL RETURN

From time to time, the Insurance Company may advertise the performance data for the divisions of Allianz Life Variable Account B (the "Separate Account", also known as sub-accounts) in sales literature, advertisements, personalized hypothetical illustrations, and Contract Owner communications. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of a sub-account over a stated period of time which is determined by dividing the increase (or decrease) in value for that unit by the Accumulation Unit value at the beginning of the period.

Any such performance data will include total return figures for the one, five, and ten year (or since inception) time periods indicated. Such total return figures will reflect the deduction of the maximum mortality and expense risk charge, the operating expenses of the Investment Options, any applicable withdrawal charge and contract maintenance charge ("Standardized Total Return"). The withdrawal charge and contract maintenance charge deductions are calculated assuming a Contract is surrendered at the end of the reporting period.

The hypothetical value of a Contract purchased for the time periods described will be determined by using the actual Accumulation Unit values for an initial $1,000 Purchase Payment, and deducting any applicable Contract Maintenance Charges and any applicable withdrawal charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 Purchase Payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

                           P(1+T)n = ERV

where:

           P      = a hypothetical initial payment of $1,000;

           T      = average annual total return;

           n      = number of years;

           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the time periods used at the end of such time periods (or fractional portion thereof).

The Insurance Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of the withdrawal charge and the contract maintenance charge and/or will reflect the deduction of the minimum mortality and expense risk charges. The Insurance Company may also advertise cumulative and average total return information over different periods of time. The Company may also present performance information computed on a different basis ("Non-Standardized Total Return").

Cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that no sales load is deducted from the initial $1,000 payment at the time it is allocated to the Investment Options and assumes that the income earned by the investment in the Investment Option is reinvested.

Contract Owners should note that investment results will fluctuate over time, and any presentation of total return for any period should not be considered as a representation of what an investment may earn or what a Contract Owner's total return may be in any future period.

YIELD

The USAZ Money Market Fund ("Money Market Fund"). The Insurance Company may advertise yield information for the Money Market Fund. The Money Market Fund's current yield may vary each day, depending upon, among other things, the average maturity of the Investment Option's investment securities and changes in interest rates, operating expenses, the deduction of the mortality and expense risk charge, the contract maintenance charge and, in certain instances, the value of the Investment Option's investment securities. The fact that the subaccount's current yield will fluctuate and that the principal is not guaranteed should be taken into consideration when using the subacount's current yield as a basis for comparison with savings accounts or other fixed-yield investments. The yield at any particular time is not indicative of what the yield may be at any other time.

The Money Market Fund's current yield is computed on a base period return of a hypothetical Contract having a beginning balance of one Accumulation Unit for a particular period of time (generally seven days). The return is determined by dividing the net change (exclusive of any capital changes) in such Accumulation Unit by its beginning value, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends paid by the Investment Option, the deduction of the maximum mortality and expense risk charge and the deduction of the contract maintenance charge.

The effective yield reflects the effects of compounding and represents an annualization of the current return with all dividends reinvested. (Effective yield = [(Base Period Return + 1)365/7] - 1.)

For the seven-day period ending on December 31, 2001, the USAZ Money Market Fund had a current yield of ______% and an effective yield of ______%.

Other Investment Options. The Insurance Company may also quote yield in sales literature, advertisements, personalized hypothetical illustrations, and Contract Owner communications for the other Investment Options. Each Investment Option (other than the USAZ Money Market Fund) will publish standardized total return information with any quotation of current yield.

The yield computation is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for the maximum mortality and expense risk charge and contract maintenance charge) by the Accumulation Unit value on the last day of the period and annualizing the resulting figure, according to the following formula:

                          Yield = 2 [((a-b) + 1)6 - 1]
                                       cd
where:

          a    =  net  investment   income  earned  during  the  period  by  the
               Investment Option attributable to shares owned by the subaccount;

          b    = expenses accrued for the period (net of reimbursements);

          c = the average daily number of Accumulation Units outstanding during the period;

          d = the maximum offering price per Accumulation Unit on the last day of the period.

The above formula will be used in calculating quotations of yield, based on specified 30-day periods (or one month) identified in the sales literature, advertisement, or communication. Yield calculations assume no sales load. The Insurance Company does not currently advertise yield information for any subaccount (other than the Money Market Fund).

PERFORMANCE RANKING

Total return may be compared to relevant indices, including U.S. domestic and international indices and data from Lipper Analytical Services, Inc., Standard & Poor's Indices, or VARDS(R).

From time to time, evaluation of performance by independent sources may also be used.

PERFORMANCE INFORMATION

Certain Investment Options have been in existence for some time and have investment performance history. In order to show how investment performance of the Investment Options affects Accumulation Unit values, the following performance information was developed. This information is for periods prior to when the Contracts were first offered, and has been adjusted to reflect Contract expenses.

Certain Investment Options issue two or more classes of shares and certain share classes may have Rule 12b-1 expenses. The classes of shares currently offered by this Contract are listed in the "Investment Option Annual Expenses Net of Waivers/Reimbursements" table of the prospectus. For more information about share classes, see the Investment Option prospectuses.

The Investment Options of Franklin Templeton Variable Insurance Products Trust available under this Contract issue Class 2 shares and have a distribution plan which is referred to as a rule 12b-1 plan. Class 2 shares have Rule 12b-1 plan expenses currently equal to 0.25% per year, which will affect future performance. Prior to July 1, 1999, the rule 12b-1 plan fees were equal to .30% per year. Investment Option performance for Class 2 shares reflects a "blended" figure combining (a) for periods prior to Class 2's inception on 1/6/99, historical results of Class 1 shares and (b) for periods after 1/6/99, class 2's results reflecting an additional 12b-1 fee expense which also affects future performance.

Because class 2 shares were not offered until 1/6/99 (or 5/1/97 for Templeton Developing Markets Securities Fund and Templeton Foreign Securities Fund), standardized class 2 Investment Option performance for prior periods represents historical results of class 1 shares. For periods beginning 1/6/99 (or 5/1/97), class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

For Templeton Developing Markets Securities Fund and Templeton Foreign Securities Fund, performance prior to the 5/1/00 merger reflects the historical performance of the Templeton Developing Markets Fund and Templeton International Fund, respectively.

Ongoing stock market volatility can dramatically change the Investment Options' short-term performance; current results may differ.

Charts A, B and C on the following pages reflect Accumulation Unit performance which assumes that the Accumulation Units were fully invested in each of the Investment Options from the Investment Option inception dates listed on the table. The performance numbers do not reflect any Living Guarantees or systematic transfers to and from the Fixed Account needed to support them.

o Chart A is for Contracts with the Traditional GMDB with the lowest mortality and expense risk charge of 1.40%;

o Chart B is for Contracts with the Enhanced GMDB with the highest mortality and expense risk charge of 1.60%; and

o Chart C illustrates performance of the Investment Options and does not include any Contract expenses.

The performance figures in Column I represent performance figures for the Accumulation Units which reflect the mortality and expense risk charge, the contract maintenance charge, the operating expenses of the Investment Options and assume that you make a withdrawal at the end of the period (therefore the withdrawal charge is reflected). Column II represents performance figures for the Accumulation Units which reflect the deduction of the mortality and expense risk charge and the operating expenses of the Investment Options. Past performance does not guarantee future results.

CHART A-CONTRACTS WITH TRADITIONAL GMDB(1.40% MORTALITY AND EXPENSE RISK CHARGE)

Total Return for the periods ended December 31, 2001:
                                                                                                    HYPOTHETICAL


                                                      COLUMN I                                     COLUMN II
------------------------------------------------------------------------------------------------------------------------------------
                                                 (WITH ALL CHARGES)           (WITHOUT CONTRACT MAINTENANCE AND WITHDRAWAL CHARGES)
                         INVESTMENT OPTION
                             INCEPTION    ONE    THREE    FIVE      TEN    SINCE     ONE     THREE    FIVE    TEN      SINCE
INVESTMENT OPTION              DATE      YEAR    YEAR     YEAR     YEAR  INCEPTION  YEAR     YEAR     YEAR   YEAR    INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
USAZ Alliance Capital Growth and   11/5/2001      NA       NA      NA       NA   -3.66%      NA       NA     NA        NA   4.44%
Income*
USAZ Alliance Capital Large Cap    11/5/2001      NA       NA      NA       NA   -2.83%      NA       NA     NA        NA   5.27%
Growth*
USAZ Alliance Capital Technology*  11/5/2001      NA       NA      NA       NA   -0.63%      NA       NA     NA        NA   7.47%
Davis VA Financial                  7/1/1999 -19.72%       NA      NA       NA   -0.84% -11.62%       NA     NA        NA   2.04%
Davis VA Value                      7/1/1999 -19.74%       NA      NA       NA   -4.21% -11.64%       NA     NA        NA  -1.19%
Franklin Global Communications     1/24/1989 -38.48%  -17.64%  -4.11%    1.80%    4.52% -30.38%  -14.24% -2.87%     1.87%   4.58%
Securities - Class 21,2
Franklin Growth and Income         1/24/1989 -11.74%    1.32%   7.60%    9.28%    8.56%  -3.64%    3.63%  8.42%     9.35%   8.63%
Securities - Class 21,2
Franklin High Income - Class 21,2  1/24/1989  -5.38%   -7.50%  -2.27%    4.63%    4.72%   2.72%   -4.74% -1.10%     4.70%   4.79%
Franklin Income Securities -       1/24/1989  -8.75%    1.86%   4.60%    7.58%    8.33%  -0.65%    4.16%  5.52%     7.65%   8.39%
Class 21,2
Franklin Large Cap Growth           5/1/1996 -20.77%    3.30%   9.46%       NA   10.74% -12.67%    5.53% 10.21%        NA  11.25%
Securities - Class 21,2
Franklin Real Estate - Class 21,2  1/24/1989  -1.73%    6.30%   3.52%    9.47%    8.64%   6.37%    8.43%  4.47%     9.54%   8.70%
Franklin Rising Dividends          1/27/1992   3.88%    3.52%   9.58%       NA    9.61%  11.98%    5.75% 10.34%        NA   9.68%
Securities - Class 21,2
Franklin Small Cap - Class 21,2    11/1/1995 -24.53%    8.79%   8.20%       NA   11.40% -16.43%   10.79%  8.99%        NA  11.76%
Franklin Small Cap Value            5/1/1998   4.10%    9.41%      NA       NA    0.08%  12.20%   11.41%     NA        NA   1.79%
Securities - Class 21,2
Franklin U.S. Government - Class   3/14/1989  -2.23%    1.99%   4.39%    5.28%    6.11%   5.87%    4.29%  5.31%     5.36%   6.18%
22
Franklin Zero Coupon 2005 - Class  3/14/1989  -0.69%    1.10%   5.27%    7.21%    8.21%   7.41%    3.43%  6.16%     7.28%   8.27%
12
Franklin Zero Coupon 2010 - Class  3/14/1989  -3.95%   -0.60%   5.60%    8.06%    8.74%   4.15%    1.80%  6.48%     8.13%   8.80%
12
Mutual Discovery Securities -      11/8/1996  -9.27%    7.29%   6.76%       NA    7.07%  -1.17%    9.37%  7.60%        NA   7.75%
Class 21,2
Mutual Shares Securities - Class   11/8/1996  -2.55%    7.64%   7.82%       NA    8.42%   5.55%    9.71%  8.63%        NA   9.06%
21,2
Templeton Developing Markets       3/15/1994 -17.47%   -4.05%  -9.39%       NA   -3.49%  -9.37%   -1.50% -7.83%        NA  -3.39%
Securities - Class 21,2,3
Templeton Foreign Securities -     1/27/1992 -25.27%   -3.78%   0.98%       NA    5.88% -17.17%   -1.24%  2.00%        NA   5.95%
Class 21,2,4
Templeton Growth Securities -      3/15/1994 -10.79%    2.83%   6.03%       NA    8.44%  -2.69%    5.08%  6.89%        NA   8.52%
Class 21,2
USAZ Templeton Developed Markets*  11/5/2001      NA       NA      NA       NA   -5.82%      NA       NA     NA        NA   2.28%
SP Jennison International Growth   12/15/2000-44.92%       NA      NA       NA  -43.88% -36.82%       NA     NA        NA -35.84%
SP Strategic Partners Focused      12/15/2000-25.00%       NA      NA       NA  -28.34% -16.90%       NA     NA        NA -20.38%
Growth
Oppenheimer Global Securities/VA   11/12/1990-21.37%   10.02%  13.12%   12.26%   11.13% -13.27%   11.99% 13.79%    12.32%  11.20%
Oppenheimer High Income/VA         4/30/1986  -7.55%   -3.14%   0.38%    7.14%    8.38%   0.55%   -0.62%  1.45%     7.20%   8.43%
Oppenheimer Main Street Growth &    7/5/1995 -19.51%   -4.04%   4.32%       NA   11.77% -11.41%   -1.48%  5.23%        NA  12.07%
Income/VA
PIMCO VIT High Yield - Admin.      4/30/1998  -7.17%   -2.42%      NA       NA   -1.48%   0.93%    0.07%     NA        NA   0.29%
Class
PIMCO VIT StocksPLUS Growth &      12/31/1997-20.77%   -5.33%      NA       NA    2.83% -12.67%   -2.70%     NA        NA   4.26%
Income - Admin. Class
PIMCO VIT Total Return - Admin.    12/31/1997 -1.22%    2.13%      NA       NA    3.67%   6.88%    4.42%     NA        NA   5.08%
Class
USAZ PIMCO Growth and Income*      11/5/2001      NA       NA      NA       NA   -6.69%      NA       NA     NA        NA   1.41%
USAZ PIMCO Renaissance*            11/5/2001      NA       NA      NA       NA    1.87%      NA       NA     NA        NA   9.97%
USAZ PIMCO Value*                  11/5/2001      NA       NA      NA       NA    1.29%      NA       NA     NA        NA   9.39%
Seligman Small-Cap Value - Class 1  5/1/1998  13.70%   27.17%      NA       NA   15.31%  21.79%   28.68%     NA        NA  16.50%
USAZ Money Market                   2/1/2000  -6.26%       NA      NA       NA   -1.26%   1.83%       NA     NA        NA   2.98%
USAZ Van Kampen Aggressive Growth*  5/1/2001      NA       NA      NA       NA  -27.85%      NA       NA     NA        NA -19.75%
USAZ Van Kampen Comstock*           5/1/2001      NA       NA      NA       NA  -14.61%      NA       NA     NA        NA  -6.51%
USAZ Van Kampen Emerging Growth*    5/1/2001      NA       NA      NA       NA  -16.76%      NA       NA     NA        NA  -8.66%
USAZ Van Kampen Growth and Income*  5/1/2001      NA       NA      NA       NA  -11.42%      NA       NA     NA        NA  -3.32%
USAZ Van Kampen Growth*             5/1/2001      NA       NA      NA       NA  -12.90%      NA       NA     NA        NA  -4.80%
------------------------------------------------------------------------------------------------------------------------------------

* For Investment Options which have existed less than one year, standard cumulative total returns since inception are shown.

1.Ongoing  stock  market  volatility  can  dramatically  change  the  Investment
  Options' short-term performance; current results may differ.
2.Because  Class 2 shares were not offered until 1/6/99 (or 5/1/97 for Templeton
  Developing Markets Securities Fund and Templeton Foreign Securities Fund), standardized Class 2 Investment Option performance for prior periods represents historical results of Class 1 shares. For periods beginning 1/6/99 (or 5/1/97), Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.
3.For Templeton  Developing  Markets  Securities Fund,  performance prior to the
  5/1/00 merger reflects the historical performance of the Templeton Developing Markets Fund.
4.For Templeton Foreign Securities Fund, performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund.

There is no performance shown for the USAZ AIM Basic Value, USAZ AIM Blue Chip, USAZ AIM Dent Demographic Trends, USAZ AIM International Equity, Dreyfus Small Cap Stock Index, Dreyfus Stock Index, Jennison 20/20 Focus and the USAZ Oppenheimer Emerging Growth Investment Options because they were first offered in the Separate Account as of May 1, 2002.


CHART B - CONTRACTS WITH ENHANCED GMDB (1.60% MORTALITY AND EXPENSE RISK CHARGE)

Total Return for the periods ended December 31, 2001
                                                                                                              HYPOTHETICAL


                                                      COLUMN I                                     COLUMN II
------------------------------------------------------------------------------------------------------------------------------------
                                                 (WITH ALL CHARGES)           (WITHOUT CONTRACT MAINTENANCE AND WITHDRAWAL CHARGES)
                               INVESTMENT OPTION
                                   INCEPTION   ONE    THREE    FIVE     TEN     SINCE    ONE     THREE    FIVE     TEN   SINCE
INVESTMENT OPTION                    DATE     YEAR    YEAR     YEAR    YEAR   INCEPTION YEAR     YEAR     YEAR    YEAR INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
USAZ Alliance Capital Growth and   11/5/2001      NA       NA      NA       NA   -3.69%      NA       NA      NA       NA   4.41%
Income*
USAZ Alliance Capital Large Cap    11/5/2001      NA       NA      NA       NA   -2.86%      NA       NA      NA       NA   5.24%
Growth*
USAZ Alliance Capital Technology*  11/5/2001      NA       NA      NA       NA   -0.66%      NA       NA      NA       NA   7.44%
Davis VA Financial                  7/1/1999 -19.90%       NA      NA       NA   -1.05% -11.80%       NA      NA       NA   1.84%
Davis VA Value                      7/1/1999 -19.92%       NA      NA       NA   -4.42% -11.82%       NA      NA       NA  -1.39%
Franklin Global Communications     1/24/1989 -38.62%  -17.83%  -4.31%    1.60%    4.31% -30.52%  -14.42%  -3.07%    1.67%   4.37%
Securities - Class 21,2
Franklin Growth and Income         1/24/1989 -11.93%    1.10%   7.38%    9.06%    8.34%  -3.83%    3.42%   8.20%    9.13%   8.41%
Securities - Class 21,2
Franklin High Income - Class 21,2  1/24/1989  -5.58%   -7.70%  -2.48%    4.42%    4.51%   2.52%   -4.93%  -1.30%    4.49%   4.58%
Franklin Income Securities -       1/24/1989  -8.95%    1.64%   4.39%    7.36%    8.11%  -0.85%    3.95%   5.30%    7.43%   8.17%
Class 21,2
Franklin Large Cap Growth           5/1/1996 -20.94%    3.08%   9.23%       NA   10.51% -12.84%    5.31%   9.99%       NA  11.03%
Securities - Class 21,2
Franklin Real Estate - Class 21,2  1/24/1989  -1.94%    6.08%   3.31%    9.25%    8.42%   6.16%    8.21%   4.26%    9.32%   8.48%
Franklin Rising Dividends          1/27/1992   3.66%    3.30%   9.35%       NA    9.39%  11.75%    5.54%  10.12%       NA   9.46%
Securities - Class 21,2
Franklin Small Cap - Class 21,2    11/1/1995 -24.70%    8.56%   7.97%       NA   11.18% -16.60%   10.57%   8.77%       NA  11.54%
Franklin Small Cap Value            5/1/1998   3.87%    9.17%      NA       NA   -0.13%  11.97%   11.19%      NA       NA   1.59%
Securities - Class 21,2
Franklin U.S. Government - Class   3/14/1989  -2.44%    1.78%   4.17%    5.07%    5.90%   5.66%    4.08%   5.09%    5.14%   5.97%
22
Franklin Zero Coupon 2005 - Class  3/14/1989  -0.90%    0.88%   5.05%    7.00%    7.99%   7.20%    3.22%   5.95%    7.07%   8.05%
12
Franklin Zero Coupon 2010 - Class  3/14/1989  -4.16%   -0.82%   5.38%    7.84%    8.52%   3.94%    1.60%   6.27%    7.91%   8.58%
12
Mutual Discovery Securities -      11/8/1996  -9.47%    7.06%   6.54%       NA    6.85%  -1.37%    9.15%   7.38%       NA   7.53%
Class 21,2
Mutual Shares Securities - Class   11/8/1996  -2.77%    7.41%   7.59%       NA    8.19%   5.33%    9.49%   8.41%       NA   8.84%
21,2
Templeton Developing Markets       3/15/1994 -17.65%   -4.25%  -9.58%       NA   -3.69%  -9.55%   -1.69%  -8.02%       NA  -3.59%
Securities - Class 21,2,3
Templeton Foreign Securities -     1/27/1992 -25.43%   -3.99%   0.77%       NA    5.67% -17.33%   -1.44%   1.80%       NA   5.74%
Class 21,2,4
Templeton Growth Securities -      3/15/1994 -10.99%    2.61%   5.81%       NA    8.22%  -2.89%    4.87%   6.68%       NA   8.30%
Class 21,2
USAZ Templeton Developed Markets*  11/5/2001      NA       NA      NA       NA   -5.85%      NA       NA      NA       NA   2.25%
SP Jennison International Growth   12/15/2000-45.04%       NA      NA       NA  -44.01% -36.95%       NA      NA       NA -35.97%
SP Strategic Partners Focused      12/15/2000-25.16%       NA      NA       NA  -28.50% -17.06%       NA      NA       NA -20.54%
Growth
Oppenheimer Global Securities/VA   11/12/1990-21.54%    9.79%  12.89%   12.03%   10.91% -13.44%   11.76%  13.57%   12.09%  10.98%
Oppenheimer High Income/VA         4/30/1986  -7.75%   -3.35%   0.17%    6.93%    8.16%   0.35%   -0.82%   1.24%    6.99%   8.21%
Oppenheimer Main Street Growth &    7/5/1995 -19.69%   -4.24%   4.10%       NA   11.54% -11.59%   -1.67%   5.02%       NA  11.84%
Income/VA
PIMCO VIT High Yield - Admin.      4/30/1998  -7.37%   -2.63%      NA       NA   -1.69%   0.72%   -0.13%      NA       NA   0.09%
Class
PIMCO VIT StocksPLUS Growth &      12/31/1997-20.94%   -5.53%      NA       NA    2.61% -12.84%   -2.90%      NA       NA   4.05%
Income - Admin. Class
PIMCO VIT Total Return - Admin.    12/31/1997 -1.43%    1.91%      NA       NA    3.45%   6.67%    4.21%      NA       NA   4.87%
Class
USAZ PIMCO Growth and Income*      11/5/2001      NA       NA      NA       NA   -6.72%      NA       NA      NA       NA   1.38%
USAZ PIMCO Renaissance*            11/5/2001      NA       NA      NA       NA    1.83%      NA       NA      NA       NA   9.93%
USAZ PIMCO Value*                  11/5/2001      NA       NA      NA       NA    1.25%      NA       NA      NA       NA   9.35%
Seligman Small-Cap Value - Class 1  5/1/1998  13.45%   26.91%      NA       NA   15.07%  21.55%   28.42%      NA       NA  16.26%
USAZ Money Market                   2/1/2000  -6.47%       NA      NA       NA   -1.48%   1.63%       NA      NA       NA   2.78%
USAZ Van Kampen Aggressive Growth*  5/1/2001      NA       NA      NA       NA  -27.96%      NA       NA      NA       NA -19.86%
USAZ Van Kampen Comstock*           5/1/2001      NA       NA      NA       NA  -14.73%      NA       NA      NA       NA  -6.63%
USAZ Van Kampen Emerging Growth*    5/1/2001      NA       NA      NA       NA  -16.88%      NA       NA      NA       NA  -8.79%
USAZ Van Kampen Growth and Income*  5/1/2001      NA       NA      NA       NA  -11.55%      NA       NA      NA       NA  -3.45%
USAZ Van Kampen Growth*             5/1/2001      NA       NA      NA       NA  -13.03%      NA       NA      NA       NA  -4.93%
----------------------------------------------------------------------------------------------------------------------------------

* For Investment Options which have existed less than one year, standard cumulative total returns since inception are shown.

1.Ongoing  stock  market  volatility  can  dramatically  change  the  Investment
  Options' short-term performance; current results may differ.
2.Because  Class 2 shares were not offered until 1/6/99 (or 5/1/97 for Templeton
  Developing Markets Securities Fund and Templeton Foreign Securities Fund), standardized Class 2 Investment Option performance for prior periods represents historical results of Class 1 shares. For periods beginning 1/6/99 (or 5/1/97), Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.
3.For Templeton  Developing  Markets  Securities Fund,  performance prior to the
  5/1/00 merger reflects the historical performance of the Templeton Developing Markets Fund.
4.For Templeton Foreign Securities Fund, performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund.

There is no performance shown for the USAZ AIM Basic Value, USAZ AIM Blue Chip, USAZ AIM Dent Demographic Trends, USAZ AIM International Equity, Dreyfus Small Cap Stock Index, Dreyfus Stock Index, Jennison 20/20 Focus and the USAZ Oppenheimer Emerging Growth Investment Options because they were first offered in the Separate Account as of May 1, 2002.


CHART  C -  INVESTMENT  OPTION PERFORMANCE (NO CONTRACT CHARGES)

Total Return for the periods ended December 31, 2001          HYPOTHETICAL
---------------------------------------------------------------------------------------------
                                                       ONE      FIVE       TEN        SINCE
INVESTMENT OPTION                                     YEAR      YEAR      YEAR      INCEPTION
                                                        %         %         %           %
---------------------------------------------------------------------------------------------
USAZ Alliance Capital Growth and Income                   N/A       N/A       N/A        4.67
USAZ Alliance Capital Large Cap Growth                    N/A       N/A       N/A        5.50
USAZ Alliance Capital Technology                          N/A       N/A       N/A        7.70
Davis VA Financial                                     -10.37       N/A       N/A        3.48
Davis VA Value                                         -10.39       N/A       N/A        0.21
Franklin Global Communications Securities - Class      -29.40     -1.50      3.40        6.03
21,2
Franklin Growth and Income Securities - Class 21,2      -2.28      9.94     11.22       10.15
Franklin High Income - Class 21,2                        4.18      0.30      6.20        6.25
Franklin Income Securities - Class 21,2                  0.76      7.00      9.26        9.91
Franklin Large Cap Growth Securities - Class 21,2      -11.43     11.77       N/A       12.82
Franklin Real Estate - Class 21,2                        7.88      5.94     11.45       10.22
Franklin Rising Dividends Securities - Class 21,2       13.57     11.90       N/A       11.22
Franklin Small Cap - Class 21,2                        -15.25     10.53       N/A       13.45
Franklin Small Cap Value Securities - Class 21,2        13.79       N/A       N/A        3.23
Franklin U.S. Government - Class 22                      7.37      6.79      6.91        7.69
Franklin Zero Coupon 2005 - Class 12                     8.93      7.66      8.93        9.80
Franklin Zero Coupon 2010 - Class 12                     5.62      7.98      9.87       10.34
Mutual Discovery Securities - Class 21,2                 0.24      9.12       N/A        9.27
Mutual Shares Securities - Class 21,2                    7.04     10.16       N/A       10.60
Templeton Developing Markets Securities - Class         -8.08    -11.78       N/A      -11.10
21,2,3
Templeton Foreign Securities-Class 21,2,4              -15.99      4.63       N/A        9.64
Templeton Growth Securities-Class 21,2                  -1.31      8.40       N/A       10.05
USAZ Templeton Developed Markets                          N/A       N/A       N/A        2.50
SP Jennison International Growth                       -35.92       N/A       N/A      -37.67
SP Strategic Partners Focused Growth                   -20.80       N/A       N/A      -19.93
Oppenheimer Global Securities/VA                       -12.04     15.40     13.91          NA
Oppenheimer High Income/VA                               1.97      2.87      8.71          NA
Oppenheimer Main Street Growth & Income/VA             -10.16      6.71       N/A       13.67
PIMCO VIT High Yield - Admin. Class                      2.35       N/A       N/A        1.70
PIMCO VIT StocksPLUS Growth & Income - Admin. Class    -11.43       N/A       N/A        5.73
PIMCO VIT Total Return - Admin. Class                    8.37       N/A       N/A        6.55
USAZ PIMCO Growth and Income                              N/A       N/A       N/A        1.63
USAZ PIMCO Renaissance                                    N/A       N/A       N/A       10.20
USAZ PIMCO Value                                          N/A       N/A       N/A        9.63
Seligman Small-Cap Value - Class 1                      23.52       N/A       N/A       18.14
USAZ Money Market                                        3.27       N/A       N/A        4.24
USAZ Van Kampen Aggressive Growth                         N/A       N/A       N/A      -19.00
USAZ Van Kampen Comstock                                  N/A       N/A       N/A       -5.63
USAZ Van Kampen Emerging Growth                           N/A       N/A       N/A       -7.80
USAZ Van Kampen Growth and Income                         N/A       N/A       N/A       -2.41
USAZ Van Kampen Growth                                    N/A       N/A       N/A       -3.90

1.Ongoing  stock  market  volatility  can  dramatically  change  the  Investment
  Options' short-term performance; current results may differ.
2.Because  Class 2 shares were not offered until 1/6/99 (or 5/1/97 for Templeton
  Developing Markets Securities Fund and Templeton Foreign Securities Fund), standardized Class 2 Investment Option performance for prior periods represents historical results of Class 1 shares. For periods beginning 1/6/99 (or 5/1/97), Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.
3.For Templeton  Developing  Markets  Securities Fund,  performance prior to the
  5/1/00 merger reflects the historical performance of the Templeton Developing Markets Fund.
4.For Templeton Foreign Securities Fund,  performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund.
There is no performance shown for the USAZ AIM Basic Value, USAZ AIM Blue Chip, USAZ AIM Dent Demographic Trends, USAZ AIM International Equity, Dreyfus Small Cap Stock Index, Dreyfus Stock Index, Jennison 20/20 Focus and the USAZ Oppenheimer Emerging Growth Investment Options because they were first offered in the Separate Account ,as of May 1, 2002.


ILLUSTRATIONS
--------------------------------------------------------------------------------

Allianz Life may also provide illustrations to customers. These illustrations may provide hypothetical depictions of either the "pay-in", or accumulation phase, or the "pay-out", or annuitization phase. Illustrations may be based upon historical performance of the Investment Options, as adjusted for certain expenses. (Any adjusted historical performance information will be accompanied by "standardized" performance information.) In the alternative, certain illustrations may be based upon assumed rates of return not to exceed 12%. As another illustration alternative, we may use the Standard & Poor's 500 Composite Price Index or other recognized investment benchmark to show how values may vary. "Pay-in" and "pay-out" illustration may have various features as follows:

o Pay-in illustrations assume an initial lump sum Purchase Payment and are designed to show how adjusted historical performance or assumed rates of return would have affected Contract values, withdrawal values, or the death benefit. Pay-in illustrations may also be designed to show the effect of periodic additional Purchase Payments and withdrawals. Pay-in illustrations based upon adjusted historical performance may assume that monies are allocated to a single Investment Option or to multiple Investment Options. In the event that monies are hypothetically allocated to multiple Investment Options, performance may be shown on a weighted aggregate basis. If Living Guarantees are selected, such pay-in illustrations may reflect the GAV Benefit and the effect of systematic transfers to the Fixed Account to support that guarantee as well as systematic transfers out of the Fixed Account when such allocation is no longer necessary. Transfers out of the Fixed Account are subject to MVAs which may increase or decrease the value of such transfers. These MVAs are not reflected in the illustration. If the transfers were subject to an MVA, the projected values shown in the illustration may be higher or lower than shown. Dollar cost averaging illustrations, which are based upon adjusted historical performance, would compare the hypothetical effect of a lump sum Purchase Payments into the specified Investment Options, as contrasted with dollar cost averaging into the Investment Options over some period.

o Pay-out illustrations are designed to show the hypothetical effect of annuitizing a Contract, or receiving a stream of periodic payments. These illustrations may depict either a variable annuitization or a fixed annuitization or a combination of fixed and variable annuitization. A variable pay-out illustration would be based upon a combination of adjusted historical performance or on the historical returns of an investment benchmark and an assumed investment rate (AIR), whereas a fixed pay-out illustration would be based upon the annuitant's age, the pay-out option selected, and the pay-out factor rates currently in effect on the date of the illustration. Variable pay-out illustrations may also show the portion of each pay-out that is subject to income tax and the portion that is non-taxable. In addition to variable and fixed pay-out illustrations, an illustration may also be prepared showing the effect of required minimum distribution payments from Qualified Contracts.

The values illustrated will be calculated reflecting the deduction of Investment Option expenses for the specific Investment Options selected and mortality and expense risk charges. Contract maintenance charges may or may not be deducted. For assumed rate or investment benchmark pay-in illustrations, where no Investment Options are selected, an arithmetic average of Investment Option expenses will be reflected. The amount of the mortality and expense risk charges will vary, depending upon the Contract features you select. For withdrawal values, the withdrawal charges are also reflected. Illustrations will not reflect the deduction of any Federal or state income tax or penalties.

The illustrations that are given to customers by Allianz Life are designed to assist customers in understanding how a Contract may function in different scenarios. They are not guarantees or representations as to future performance or any specific rate of return.

More detailed information about customer illustrations is found in Appendix A to this SAI.

FEDERAL TAX STATUS
--------------------------------------------------------------------------------

NOTE: The following description is based upon the Company's understanding of current federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

GENERAL

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. A Contract Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as Annuity Payments under the Annuity Option elected. For Annuity Payments, the portion of a payment includible in income equals the excess of the payment over the exclusion amount. The exclusion amount for payments based on a variable annuity option is determined by dividing the investment in the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid (determined by Treasury Regulations). The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund guarantee) bears to the expected return under the Contract. Payments received after the investment in the Contract has been recovered (i.e. the total of the excludable amounts equal the investment in the Contract) are fully taxable. The taxable portion of an annuity payment is taxed at ordinary income rates. For certain types of tax qualified retirement plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Contract Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company, and its operations form a part of the Company.

DIVERSIFICATION

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued regulations (Treas. Reg. 1.817-5) which established diversification requirements for the Investment Options underlying variable contracts such as this Contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an Investment Option will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the Investment Option is represented by any one investment; (2) no more than 70% of the value of the total assets of the Investment Option is represented by any two investments; (3) no more than 80% of the value of the total assets of the Investment Option is represented by any three investments; and (4) no more than 90% of the value of the total assets of the Investment Option is represented by any four investments.

The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all Investment Options of the Trust underlying the Contracts will be managed by the investment advisers in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Contract Owner control of the investments of the separate account will cause the Contract Owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Contract Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the Contract Owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Contract Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Contract Owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance is not considered to set forth a new position, it may be applied retroactively resulting in the Contract Owner being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

MULTIPLE CONTRACTS

Section 72(e)(11) of the Code provides that multiple non-qualified deferred annuity contracts which are issued within a calendar year period to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. The legislative history of
Section 72(e)(11) indicates that it was not intended to apply to immediate annuities. However, the legislative history also states that no inference is intended as to whether the Treasury Department, under its authority to prescribe rules to enforce the tax laws, may treat the combination purchase of a deferred annuity contract with an immediate annuity contract as a single contract for purposes of determining the tax consequences of any distribution.

REQUIRED DISTRIBUTIONS

In order to be treated as an annuity  contract for Federal  income tax purposes,
Section 72(s) of the Code requires any non-qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an owner of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and
(b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. If the owner of the contract is a non-natural person, then the death or change of an annuitant is treated as the death of the owner.

THE NON-QUALIFIED CONTRACTS CONTAIN PROVISIONS THAT ARE INTENDED TO COMPLY WITH THESE CODE REQUIREMENTS, ALTHOUGH NO REGULATIONS INTERPRETING THESE REQUIREMENTS HAVE YET BEEN ISSUED. WE INTEND TO REVIEW SUCH PROVISIONS AND MODIFY THEM IF NECESSARY TO ASSURE THAT THEY COMPLY WITH THE APPLICABLE REQUIREMENTS WHEN SUCH REQUIREMENTS ARE CLARIFIED BY REGULATION OR OTHERWISE.

OTHER RULES MAY APPLY TO QUALIFIED CONTRACTS.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

Section 72 of the Code governs treatment of distributions from annuity contracts. It generally provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn before the annuity starting date will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income.

In a recent ruling, the Internal Revenue Service indicated that part of a partial withdrawal from an annuity contract on or after the annuity starting date might be excludable from income. In prior rulings, however, the IRS had concluded that the entire amount of such a partial withdrawal from a non-qualified contract was taxable as ordinary income. Allianz Life currently intends to report partial withdrawals from the Contract on or after the annuity starting date in accordance with its interpretation of the IRS's most recent ruling. Given the uncertainty in this area, however, you should consult a tax adviser regarding the tax consequences to you of a partial withdrawal. If you make a total withdrawal from your Contract, the amount that is taxable is the excess of the amount distributed to you over your unrecovered investment in the Contract (i.e., your unrecovered Purchase Payments). You should consult a tax advisor before you partially or totally withdraw your Contract.

Section 72 further provides that a ten percent (10%) penalty will apply to the income portion of any distribution. There is an exception to this 10% penalty tax for Annuity Payments made under an immediate annuity contract. An immediate annuity is defined as a contract to which all of the following apply:

o    Is purchased with a single premium;

o Has an annuity starting date, as defined by the Tax Code, not later than one year from date of purchase; and

o Provides for a series of substantially equal periodic payments to be made no less frequently than annually.

For purposes of determining whether an annuity contract qualifies as an immediate annuity, the IRS has ruled that where an immediate annuity is received in exchange for a deferred annuity contract in a Tax Code section 1035 exchange, the purchase date of the contract will be deemed to be the date the deferred annuity was purchased. This might cause the contract to fail to qualify as an immediate annuity, and the contract will be subject to the 10% penalty tax unless one of the other exceptions to the penalty applies.

There is also a separate exception to the 10% penalty tax where the distribution is made in substantially equal periodic payments (al least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your beneficiary (the "life expectancy exception"). However, modification to such a series of payments prior to the later of age 59 1/2 or five years may result in an additional tax in the year of modification equal to the penalty which would have been imposed, plus interest, if the exception had not applied.

Separate tax withdrawal penalties and restrictions may apply to Qualified Contracts. (See "Tax Treatment of Distributions - IRA Contracts.")

If you are not a natural person, a non-qualified contract generally is not treated as an annuity for income tax purposes and the income on the Contract for the taxable year is currently taxable as ordinary income. This rule does not apply to an immediate annuity contract which is defined in the same way as for penalty tax purposes, or to contracts held by a trust or other entity as agent for a natural person. Therefore, if you are a non-natural person, you should consult with your tax advisor regarding the treatment of income on the contract for tax purposes.

QUALIFIED PLANS

The Contracts offered by the Prospectus may also be used with a plan qualified under Sections 408(b), 408(k), 408A of the Code ("IRA Contracts") as well as
Section 403(b) of the Code (only for rollovers). Contract Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. The following discussion of Qualified Contracts is not exhaustive and is for general informational purposes only. The tax rules regarding Qualified Contracts are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing Qualified Contracts. Qualified Contracts include special provisions restricting Contract provisions that may otherwise be available as described in this Prospectus. Generally, ownership of a Qualified Contract is not transferable except upon surrender or annuitization.

A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a tax qualified retirement plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a tax qualified retirement plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a Qualified Contract.

Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to distributions from Qualified Contracts. (See "Tax Treatment of Distributions - Qualified Contracts.")

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. Qualified Contracts will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Under applicable limitations, certain amounts may be contributed to a Qualified Contract which will be deductible from the individual's gross income. These Qualified Contracts are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Distributions - Qualified Contracts.") Under certain conditions, distributions from other IRAs and other qualified plans may be rolled over or transferred on a tax-deferred basis into an IRA Contract. Sales of Contracts for use as IRA Contracts are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including IRA Contracts. To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions:

(a) if distribution is made on or after the date on which the Annuitant reaches age 59 1/2;

(b) distributions following the death or disability of the Annuitant (for this purpose disability is as defined in Section 72(m)(7) of the Code);

(c) distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Annuitant or the joint lives (or joint life expectancies) of the Annuitant and his or her designated Beneficiary;

(d) distributions made to the Annuitant to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Annuitant for amounts paid during the taxable year for medical care;

(e) distributions from an IRA Contract for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Annuitant and his or her spouse and dependents if the Annuitant has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Annuitant has been re-employed for at least 60 days.);

(f) distributions from an Individual Retirement Annuity made to the Annuitant to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Annuitant for the taxable year;

(g)  distributions made on account of an IRS levy upon the Qualified Contract;

(h) distributions from an Individual Retirement Annuity made to the Annuitant which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code); and

(i) for 403(b) Contracts, distributions made to an employee after separation from service after age 55.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59 1/2 or 5 years from the date of the first annuity payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. A partial withdrawal may result in the modification of the series of Annuity Payments made after such withdrawal and therefore could result in the imposition of the 10% penalty tax and interest for the period as described above. Competent tax advice should be obtained prior to making any withdrawals from an IRA Contract. Any amounts distributed will only be paid to the Annuitant or Beneficiary. The Company will not transfer or pay such amounts to another IRA or tax qualified retirement plan.

Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

Generally, distributions from a Qualified Contract must commence no later than the required beginning date. For IRAs, the required beginning date is April 1 of the calendar year, following the year in which the employee attains age 70 1/2. For 403(b) Contracts, the required beginning date is April 1 of the calendar year following the later of the calendar year in which you reach age 70 1/2 or retire. Generally, required distributions must be over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. It is unclear whether a partial withdrawal will have adverse impact on the determination of required minimum distributions. If you are receiving Annuity Payments or are age 70 1/2 or older, you should consult with a tax advisor prior to taking a partial withdrawal.
Many withdrawals from Qualified Contracts can be rolled over to an IRA, 403(b) plan, qualified retirement plan, or a 457(b) plan sponsored by a governmental employer. If you receive a withdrawal from a 403(b) Contract that could be rolled over and you do not elect to make a direct rollover of that amount to an IRA or qualified plan, 20% of the taxable amount must by law be withheld by us for taxes. In situations where this mandatory tax withholding does not apply, other tax amounts may be withheld unless you elect out of the withholding. You may request more detailed information about income tax withholding at the time of a withdrawal.

ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS

Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulation Value is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the Contract is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If a Contract Owner transfers a Contract without adequate consideration to a person other than the Contract Owner's spouse (or to a former spouse incident to divorce), the Contract Owner will be taxed on the difference between his or her Accumulation Value and the investment in the Contract at the time of transfer. In such case, the transferee's investment in the Contract will be increased to reflect the increase in the transferor's income.

THE TRANSFER OR ASSIGNMENT OF OWNERSHIP OF THE CONTRACT, THE DESIGNATION OF AN ANNUITANT, THE SELECTION OF CERTAIN ANNUITY STARTING DATES, OR THE EXCHANGE OF THE CONTRACT MAY RESULT IN CERTAIN OTHER TAX CONSEQUENCES THAT ARE NOT DISCUSSED HEREIN. A CONTRACT OWNER CONTEMPLATING ANY SUCH TRANSFER, ASSIGNMENT, OR EXCHANGE SHOULD CONSULT A TAX ADVISOR AS TO THE TAX CONSEQUENCES.

DEATH BENEFITS

Any death benefits paid under the Contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments. Estate taxes may also apply.

INCOME TAX WITHHOLDING

All distributions or the portion thereof which is includible in the gross income of the Contract Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Contract Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Contract Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

 GUARANTEED ACCOUNT VALUE BENEFIT
--------------------------------------------------------------------------------
You can choose to include Living Guarantees in your Contract. The Guaranteed Account Value Benefit (GAV Benefit) is part of these Living Guarantees. If you do, you have Contract Value guarantees during the Accumulation Phase, as described below and in the prospectus. At issue and on each Contract anniversary, a new Guaranteed Account Value (GAV) is calculated. Beginning on your 5th Contract anniversary and on each subsequent Contract anniversary, your Contract Value is guaranteed never to be less than the GAV from 5 years earlier reduced by any GAV Adjusted Partial Withdrawals in the last 5 years. For example, on your 8th Contract Anniversary your Contract Value is guaranteed not to be less than the GAV from the 3rd anniversary reduced by any GAV Adjusted Partial Withdrawals in years 4 through 8.

GUARANTEED CONTRACT VALUE ON THE FIFTH CONTRACT ANNIVERSARY. The GAV Benefit starts providing protection on the fifth Contract Anniversary. On the fifth Contract Anniversary, the GAV Benefit guarantees that your Contract Value will not be less than your initial Purchase Payment, reduced by GAV Adjusted Partial Withdrawals during the first five Contract Years. If on your fifth Contract Anniversary, your Contract Value is less than the guaranteed amount, we credit the difference to your Contract Value from our general assets.

GUARANTEED CONTRACT VALUE ON THE SIXTH AND SUBSEQUENT CONTRACT ANNIVERSARIES. On the sixth and each subsequent Contract Anniversary until the Contract terminates or you start receiving Annuity Payments, the GAV Benefit guarantees that your Contract Value will be at least the GAV established on the Contract Anniversary occurring five years before that Contract Anniversary, reduced by any GAV Adjusted Partial Withdrawals since that Contract Anniversary. For example, on your sixth Contract Anniversary, your Contract Value is guaranteed to be at least the GAV established on the first Contract Anniversary, reduced by any GAV Adjusted Partial Withdrawals since the first Contract Anniversary. If your Contract Value is less than the guarantee amount on the sixth and subsequent Contract Anniversaries, we credit the difference to your Contract Value from our general assets.

CALCULATION OF GUARANTEED ACCOUNT VALUE (GAV). A new GAV is calculated and established on the Issue Date and each Contract Anniversary.

The amount of the GAV established on the Issue Date is equal to your initial Purchase Payment. On the first and subsequent Contract Anniversaries, the new GAV is equal to the greater of (a) or (b), where:

(a) is the GAV established on the previous Contract Anniversary (or in the case of the GAV being calculated on the first Contract Anniversary, your initial Purchase Payment), increased by additional Purchase Payments during that Contract Year and reduced by GAV Adjusted Partial Withdrawals made during that Contract Year; and

(b) is your Contract Value on the Contract Anniversary for which the GAV is being calculated.

There is no charge for this guarantee. However, we monitor your Contract Value daily and periodically transfer amounts between the Fixed Account and the Investment Options you choose (GAV Transfers). We will transfer amounts from the Investment Options to the Fixed Account to the extent we deem, at our sole discretion, necessary to support the guarantees under the Contract. We will transfer amounts to the Fixed Account proportionally from all the Investment Options, unless you instruct us otherwise. We use a mathematical model to make these GAV Transfers, based on your Contract Value, the GAV Benefit provided in the future, and the remaining time until the guarantees are effective.

The GAV Transfer process allows us to provide you with a significant guarantee while still giving you the ability to participate in the potential returns of the Investment Options. You have complete discretion on your allocations in the Investment Options. It should be noted, however, that a significant downturn in the Investment Options can cause us to transfer a significant portion of your Contract Value into the Fixed Account. This can limit your participation in any upside potential in the Investment Options in the event of subsequent market recovery. This may potentially provide less Contract Value than if you did not select the Living Guarantees.

When you purchase a Contract, you can invest all your money in the Investment Options. Generally, transfers to the Fixed Account first occur when the Contract Value drops from its last high point by a cumulative 6% to 7% over any period of time. If the Contract Value continues to fall, more transfers to the Fixed Account will occur. The initial transfer to the Fixed Account is typically 20-25% of your Contract Value. Further transfers are 5% to 6%. As time to guarantees shortens, the frequency and amount of transfers to the Fixed Account increase in poor performing markets. Large withdrawals in poor performing markets will result in 3 to 5% additional transfers to the Fixed Account. We do not expect to make more than 4 transfers to the Fixed Account per month. In the first two Contract Years, the total amount of systematic transfers to the Fixed Account will not be more than 50% of your Purchase Payments. Any transfer out of the Fixed Account is subject to an MVA.

To provide you with an example of the potential frequency of transfers to the Fixed Account, we simulated hypothetical contracts issued on each Business Day from 1963 to 2001 with each Contract terminating at the end of ten years. Using the Standard & Poor's 500 Composite Price Index (S&P 500) as the hypothetical return on these contracts, we would have, on average, made five transfers to the Fixed Account every year. The average transfer to the Fixed Account would have been 25 to 30% in the first five Contract Years and 30 to 35% in the remaining years. The average number of transfers out of the Fixed Account was also 5 transfers every year. Transfers out of the Fixed Account may be subject to an MVA. (See "The Fixed Account - Market Value Adjustment") which may increase or decrease the transfer's value, subject to the Fixed Account GMV. See "The Fixed Account - Fixed Account Guaranteed Minimum Value).

It is important to note that this example is provided as an illustration. The S&P 500 returns are not indicative of the returns of any Investment Option and are not necessarily indicative of future results. Also, the numbers given above are averages. The actual systematic transfers made to or from the Fixed Account for your Contract may be more or less than indicated in the illustration.

ANNUITY PROVISIONS
--------------------------------------------------------------------------------

FIXED ANNUITY PAYOUT

A fixed annuity is an annuity with payments which are guaranteed as to dollar amount by Allianz Life and do not vary with the investment experience of an Investment Option. The Fixed Account Contract Value on the day immediately preceding the Income Date will be used to determine the Fixed Annuity monthly payment. The monthly Annuity Payment will be based upon the amount available for Annuity Payments at the time of annuitization, the Annuity Option selected, the age of the Annuitant and any joint Annuitant and the sex of the Annuitant and joint Annuitant where allowed.

VARIABLE ANNUITY PAYOUT

A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable Investment Option(s).

ANNUITY UNIT VALUE

On the Income Date, a fixed number of Annuity Units will be purchased as follows:

The first Annuity Payment is equal to the amount available for Annuity Payments, divided first by $1,000 and then multiplied by the appropriate Annuity Payment amount for each $1,000 of value for the Annuity Option selected. In each Investment Option, the fixed number of Annuity Units is determined by dividing the amount of the initial Annuity Payment determined for each Investment Option by the Annuity Unit value on the Income Date. Thereafter, the number of Annuity Units in each Investment Option remains unchanged unless the Contract Owner elects to transfer between Investment Options. All calculations will appropriately reflect the Annuity Payment frequency selected.

On each subsequent Annuity Payment date, the total Annuity Payment is the sum of the Annuity Payments for each Investment Option. The Annuity Payment in each Investment Option is determined by multiplying the number of Annuity Units then allocated to such Investment Option by the Annuity Unit value for that Investment Option. On each subsequent valuation date, the value of an Annuity Unit is determined in the following way:

First: The Net Investment Factor is determined as described in the Prospectus under "Purchase - Accumulation Units."

Second: The value of an Annuity Unit for a valuation period is equal to:

a. the value of the Annuity Unit for the immediately preceding valuation period.

b.   multiplied by the Net Investment Factor for the current valuation period;

c. divided by the Assumed Net Investment Factor (see below) for the valuation period.

The Assumed Net Investment Factor is equal to one plus the assumed investment rate which is used in determining the basis for the purchase of an Annuity, adjusted to reflect the particular Valuation Period. The assumed investment rate that Allianz Life will use is 5%. However, Allianz Life may agree to use a different rate (which will never exceed 7%).

Allianz Life may provide illustrations to customers. These illustrations may provide hypothetical depictions of either the "pay-in," or accumulation phase, or the "pay-out," or annuitization phase. Illustrations may be based upon historical performance of the Investment Options, as adjusted for certain expenses. In the alternative, certain illustrations may be based upon assumed rates of return not to exceed 12%. As another illustration alternative, we may use the Standard & Poor's 500 Composite Price Index or other recognized investment benchmark to show how values may vary. The general format of some illustrations we may provide is set out in Appendix A.

                        APPENDIX A - ILLUSTRATIONS                           A-1
                              IMPORTANT DISCLOSURES
                        ADJUSTED HISTORICAL ILLUSTRATION

 The USAllianz(R) New Variable Annuity Contract is a "variable" contract. That means that your contract values and/or annuity payments will increase or decrease depending on the performance of the underlying Investment Options you select. The Investment Options invest in different types of securities and follow varying investment strategies. Depending on market conditions, you can make or lose value by investing in the Investment Options. The Contract provides "Living Guarantees" - the Guaranteed Account Value Benefit (GAV Benefit), the Guaranteed Minimum Income Benefit (GMIB) and the Guaranteed Withdrawal Benefit. If you prefer, you could purchase a Contract without these Living Guarantees, but you will not be able to elect them after the Issue Date. The Living Guarantees cannot be cancelled after issue.

THIS IS AN ILLUSTRATION, NOT A CONTRACT. The purpose of this illustration is to demonstrate how contract values, Guaranteed Account Values, death benefits, and income benefits provided by the contract's Living Guarantees benefits are affected by the investment performance of the variable Investment Options. The actual investment performance of the Investment Options you select will likely be both positive and negative over an extended period of time. To demonstrate the effects of the rates of return of the Investment Options, the illustration uses the historical rates of return of the Investment Options, adjusted for current Contract charges (adjusted historical performance). These rates are used for illustration purposes only and are not intended to serve as a projection or prediction of future investment income. These historical rates of return are not necessarily indicative of future results. No representation is made as to the future performance of any Investment Option. The illustration shows how much the contract would hypothetically be worth and how much the guaranteed benefits would be at the end of each year if: (1) the product were offered and the customer purchased the variable annuity on the hypothetical Issue Date; and (2) the customer had made the purchase payments shown.

To assist you in understanding this illustration, mathematical depictions of hypothetical performance may be accompanied by visual depictions, including pie charts, graphs, and other types of charts.

The value of a variable annuity will fluctuate up and down, based on the performance of the underlying Investment Options, and the Contract Owner may experience a gain or loss. Actual investment results may be more or less than those shown on this illustration and will depend on a number of factors, including the choice and investment experience of the variable Investment Options.

 DESCRIPTION OF THE LIVING GUARANTEES:

 You can choose to have Living Guarantees included in your Contract. If you do, the following guarantees are available to you:

(1) A Guaranteed Account Value (GAV Benefit). The guarantee provides that on any anniversary from the 5th anniversary forward, your contract value will never be less than your highest anniversary value that is at least 5 years old or purchase payments at least 5 years old, if greater. This guarantee is adjusted for subsequent partial withdrawals. The illustration shows how the GAV Benefit is affected by changing rates of return of the Investment Options. The illustration also reflects the systematic transfers to the Fixed Account necessary to support such guarantee during a market downturn as well as transfers out of the Fixed Account when such allocation is no longer necessary. Transfers out of the Fixed Account are subject to a Market Value Adjustment which may increase or decrease the transfer's value. The illustration reflects interest rates for the Fixed Account for the different lengths of Account Periods that remain fixed at the rates in effect at the time of the illustration. These rates are not guaranteed. The rates actually credited to the Fixed Account will depend on the effective rates on the date of the transfer to the Fixed Account and subsequent rates declared effective for such money. Because the illustration does not reflect changes in interest rates, no MVA adjustment is made in the illustration. If the transfers were subject to an MVA, the projected values shown in the illustration may be higher or lower than shown.

 (2) A Guaranteed Minimum Income Benefit (GMIB). This guarantees a minimum income at annuitization within thirty days following the fifth and later anniversaries. The minimum income is based on guaranteed payout factors and on a GMIB value of the greater of (a) your Purchase Payments adjusted for partial withdrawals, or (b) the maximum anniversary value adjusted for any subsequent partial withdrawals and subsequent additional Purchase Payments. These are available regardless of the value in your Contract. However, you can always (after 2 years from issue) annuitize your Contract Value under fixed and variable Annuity Options, without the guarantee.

(3) A Guaranteed Withdrawal Benefit. This provides a guaranteed income alternative through guaranteed partial withdrawals of 12% of your cumulative Purchase Payments each Contract year until you have made total guaranteed partial withdrawals equal to 100% of your Purchase Payments. This guarantee is adjusted for partial withdrawals that are above the guaranteed amount. The guaranteed partial withdrawal is guaranteed each year until the maximum amount has been withdrawn, regardless of the amount of your Contract Value.

The Contract also provides you with a selection of death benefits. The selection of the Traditional or Enhanced Death Benefit must be made at the time of initial purchase payment.

The Traditional Death Benefit guarantees the greater of 1)contract value or 2) total purchase payments adjusted for partial withdrawals.

The Enhanced Death Benefit guarantees the greatest of 1) contract value, 2) total purchase payments adjusted for partial withdrawals; or 3) maximum anniversary value, prior to age 81, adjusted for subsequent partial withdrawals and purchase payments.

 Rates of return reflect adjusted historical performance for one or more Investment Options. If more than one option is illustrated, performance may be shown as aggregate performance for all Investment Options selected. In addition, if you elect to illustrate more than one Investment Option and to hypothetically allocate more money to one option than to other options (for example, 50% to one option, 30% to a second option, and 20% to a third option), performance may be shown as weighted aggregate performance based on the hypothetical allocation you choose.

Performance data for the Investment Options illustrated in this illustration reflects the deduction of the contract mortality and expense risk charge and contract maintenance charge. The fees and expenses of the underlying Investment Options which serve as funding vehicles are also reflected. The withdrawal charge may or may not be reflected, depending upon what is being illustrated. For example, the withdrawal charge would be deducted from cash surrender value figures that are illustrated, but not contract value figures. Please refer to the prospectus for full details on charges, expenses and fees.

STANDARDIZED AVERAGE ANNUAL RETURN: Any adjusted historical performance illustration is accompanied by Standardized Average Annual Return for each Investment Option depicted in the illustration. Standardized return is calculated using uniform guidelines as mandated by the Securities and Exchange Commission. Standardized return figures assume a one-time lump sum investment, and do not reflect the effect of taxation. Standardized return is shown for the most recent 1, 5, and 10 year periods, or from the inception date of the sub-account, if later. (The "inception date of the subaccount" is the date the Investment Option was made available for investment in the applicable division, or "subaccount," of the Separate Account.) Standardized return includes the effect of all portfolio expenses and all contract expenses. If contract expenses vary depending upon which features are selected, standardized return will reflect the highest potential expenses. In contrast, an illustration may reflect only certain expenses. Standardized return also assumes the assessment of a withdrawal charge at the end of each applicable period. Standardized return is computed as of the most recent calendar quarter.

 TAXES:
 The effect of income taxes, premature distribution penalty taxes, and premium taxes have not been reflected in this illustration. While withdrawals may or may not be depicted within this illustration, withdrawals from the contract will be subject to ordinary income tax to the extent that the contract value immediately before the withdrawal exceeds the total amount of after-tax money paid into the contract. A withdrawal in excess of the taxable amount will constitute a nontaxable return of principal. If the taxpayer has not attained age 59 1/2 at the time of the distribution, the portion of the withdrawal that is subject to income tax may also be subject to a 10% premature distribution penalty. Please read the prospectus for further information.

For any tax-qualified account, such as an Individual Retirement Account (IRA) , the tax deferred growth feature is already provided by the tax qualified retirement plan. Therefore, product features and benefits other than tax deferral should be reasons for acquiring an annuity in a qualified retirement plan. If the contract is an Individual Retirement Annuity or other qualified contract, the Contract Owner will generally be taxed on all amounts withdrawn, or received on withdrawal. The tax consequences will be different, however, if the contract is a Roth IRA, or a traditional non-deductible IRA. See your tax advisor and read the prospectus for additional information.

 The tax treatment of death benefit proceeds of an annuity contract differs from the tax treatment of a life insurance policy. See your tax advisor and the prospectus for further details.
--------------------------------------------------------------------------------





This is a hypothetical variable annuity illustration, not a contract, and is not complete without all pages. The illustration can only be used when accompanied or preceded by the contract prospectus for the USAllianz New VA, a flexible premium variable annuity. The prospectus contains more information, including fees, expenses, and risk factors, and should be read carefully before sending money. All product guarantees are based on the claims paying ability of Allianz Life Insurance Company of North America. Variable annuities are: not insured by the FDIC or any other governmental agency; not deposits or obligations of, or guarantees by, any bank or deposit or institution; and subject to investment risks, including the possible loss of principal.

USAllianz products are issued by Allianz Life Insurance Company of North America and distributed by its subsidiary, USAllianz Investor Services, LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. Member NASD.


 xx/xx/2002                                                   Page x of y

Please read the prospectus for further information.

COSTS AND EXPENSES: The Contract has insurance features and investment features, and there are costs related to each. The charges that may be deducted over the period shown in the illustration are shown below.

CONTRACT MAINTENANCE CHARGE. Each year, Allianz Life deducts a $40 contract maintenance charge from your Contract. Allianz Life currently waives this charge if the value of your Contract is at least $75,000.

MORTALITY AND EXPENSE RISK CHARGES. Allianz Life deducts a mortality and expense risk charge which varies depending upon the death benefit you choose. The table below shows the combinations available to you and their charges during the Accumulation Phase, as a percentage of the average daily Contract Value invested in the Variable Options. This illustration reflects the mortality and expense risk charge associated with the death benefit you have chosen.

                                                TRADITIONAL          ENHANCED
                                               DEATH BENEFIT       DEATH BENEFIT
 MORTALITY AND EXPENSE RISK CHARGES                1.40%                1.60%

WITHDRAWAL CHARGE. If you take money out of the Contract, Allianz Life may assess a withdrawal charge as a percentage of the Purchase Payments withdrawn. The withdrawal charge starts at 8.0% in the first year and declines to 0% after 7 years of receipt of a Purchase Payment.

VARIABLE OPTION CHARGES. There are also daily Investment Option charges which currently range, on an annual basis, from ____% to ____% of the average daily value of the Investment Option, depending upon the Investment Option.

 This illustration reflects the costs of all optional features you have selected. It does not reflect costs associated with features you have not selected. If you choose to add optional features, it will increase costs and reduce returns. Some optional features must be selected at the Issue Date, and cannot be added once the Contract is issued.






This is a hypothetical variable annuity illustration, not a contract, and is not complete without all pages. The illustration can only be used when accompanied or preceded by the contract prospectus for the USAllianz New VA, a flexible premium variable annuity. The prospectus contains more information, including fees, expenses, and risk factors, and should be read carefully before sending money. All product guarantees are based on the claims paying ability of Allianz Life Insurance Company of North America. Variable annuities are: not insured by the FDIC or any other governmental agency; not deposits or obligations of, or guarantees by, any bank or deposit or institution; and subject to investment risks, including the possible loss of principal.

USAllianz products are issued by Allianz Life Insurance Company of North America and distributed by its subsidiary, USAllianz Investor Services, LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. Member NASD.

xx/xx/2002                                                    Page x of y

The "CONTRACT VALUE" for any point in time is equal to the Fixed Account Contract Value plus the sum of each Accumulation Unit Value multiplied by the number of units allocated to the Contract for each Investment Option. This value will fluctuate due to the investment performance of the selected Investment Option(s). The Contract Value reflects all portfolio expenses and all charges for the contract features selected, but does not include the withdrawal charge. It also does not reflect the impact of premium taxes, income taxes or the 10% federal penalty tax for withdrawals prior to age 59 1/2.

The "CASH SURRENDER VALUE" reflects all of the expenses and charges assessed against "Contract Value", and also reflects any withdrawal charge if applicable. It does not reflect the impact of premium taxes, income taxes or the 10% federal penalty tax for withdrawals prior to age 59 1/2.

IMPORTANT CONSIDERATIONS: Past performance is not necessarily indicative of future results. Values will fluctuate, so that the value of a Contract purchased by you may be worth more or less than your total Purchase Payments.

--------------------------------------------------------------------------------








This is a hypothetical variable annuity illustration, not a contract, and is not complete without all pages. The illustration can only be used when accompanied or preceded by the contract prospectus for the USAllianz New VA, a flexible premium variable annuity. The prospectus contains more information, including fees, expenses, and risk factors, and should be read carefully before sending money. All product guarantees are based on the claims paying ability of Allianz Life Insurance Company of North America. Variable annuities are: not insured by the FDIC or any other governmental agency; not deposits or obligations of, or guarantees by, any bank or deposit or institution; and subject to investment risks, including the possible loss of principal.

USAllianz products are issued by Allianz Life Insurance Company of North America and distributed by its subsidiary, USAllianz Investor Services, LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. Member NASD.

xx/xx/2002                                                    Page x of y
--------------------------------------------------------------------------------

                                USALLIANZ NEW VA


PREPARED FOR:                         CONTRACT INFORMATION FOR FEATURES SELECTED
John Doe
                                      Contract Type: Non-Qualified
                                      Death Benefit:
PERIOD BEGINNING:


                     STANDARDIZED AVERAGE ANNUAL RETURN AND
                            ADJUSTED PORTFOLIO RETURN
 As of [12/31/2001], a one-time investment of $1,000 if withdrawn would have generated the following Standardized Average Annual Return, without regard to taxes and without regard to any contract value guarantees:

                                                                                  SINCE        DATE OF     SINCE       DATE OF
                                                PORTFOLIO INCEPTION             PORTFOLIO     PORTFOLIO SUB-ACCOUNT SUB-ACCOUNT
INVESTMENT OPTION                              1 YEAR   5 YEAR     10 YEAR       INCEPTION    INCEPTION  INCEPTION    INCEPTION
-------------------------------                ------   ------     -------      ----------    --------- ----------- -----------
USAZ MONEY MARKET FUND                           *         *           *           *                                  5/1/2001
DAVIS VA FINANCIAL PORTFOLIO                     *         *           *           *                                  5/1/2001
DAVIS VA VALUE PORTFOLIO                         *         *           *           *                                 4/19/1995

Standardized average annual return figures are calculated from the inception date of the applicable Allianz Life Sub-Account. Figures reflect the deduction of all contract and Investment Option charges. Where there is a varying charge depending upon which feature selected, the highest potential charge is shown. The effect of the withdrawal charge is reflected at the end of each period shown. Non-standardized performance reflecting Portfolio returns prior to Sub-Account inception have been adjusted for contract expenses.



Past performance is not necessarily indicative of future results.


       [THIS PAGE MUST ACCOMPANY ANY ACCUMULATION ILLUSTRATION CONTAINING
                       ADJUSTED HISTORICAL PERFORMANCE.]





--------------------------------------------------------------------------------
This is a hypothetical variable annuity illustration, not a contract, and is not complete without all pages. The illustration can only be used when accompanied or preceded by the contract prospectus for the USAllianz New VA, a flexible premium variable annuity. The prospectus contains more information, including fees, expenses, and risk factors, and should be read carefully before sending money. All product guarantees are based on the claims paying ability of Allianz Life Insurance Company of North America. Variable annuities are: not insured by the FDIC or any other governmental agency; not deposits or obligations of, or guarantees by, any bank or deposit or institution; and subject to investment risks, including the possible loss of principal.

USAllianz products are issued by Allianz Life Insurance Company of North America and distributed by its subsidiary, USAllianz Investor Services, LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. Member NASD.


xx/xx/2002                                                    Page x of y

                                USALLIANZ NEW VA


PREPARED FOR:                         CONTRACT INFORMATION FOR FEATURES SELECTED
John Doe
                                      Contract Type: Non-Qualified
                                      Death Benefit:
PERIOD BEGINNING:                     CONTRACT INCLUDES LIVING GUARANTEES

FIXED ACCOUNT RATES:
Current Effective Rates as shown below

INVESTMENT OPTIONS AND ALLOCATIONS:

____ Portfolio (___%)
____ Portfolio (___%)

                          EFFECT OF ADJUSTED HISTORICAL
                     RETURNS ON ILLUSTRATED CONTRACT VALUES

----------- ----- --------------- ------------- --------------- ------------- ------------- -------------- -------------- ----------
  END OF    AGE      ADJUSTED       CREDITED       PURCHASE       CONTRACT        CASH       GUARANTEED     GUARANTEED    DEATH
----------          HISTORICAL      RATE FOR    PAYMENTS LESS      VALUE       SURRENDER       ANNUITY         VALUE      BENEFIT
   YEAR              AVERAGE         FIXED       WITHDRAWALS                     VALUE          VALUE        FOR GMIB
                  ANNUAL RETURN     ACCOUNT*
----------- ----- --------------- ------------- --------------- ------------- ------------- -------------- -------------- ----------
Mm/dd/yyyy   45       Xx.xx%         Xx.xx%       $(xxx.00)      $x,xxxx.00    $x,xxxx.00     $x,xxx.00      $x,xxx.00    $x,xxx.00

----------- ----- --------------- ------------- --------------- ------------- ------------- -------------- -------------- ----------

     *Rate credited on new transfers to the Fixed Account and all amounts rolled over to a new 5 year Guaranteed Period Account at the end of the tenth year and every five years thereafter.
     This illustration is based upon adjusted historical returns during the period indicated. However, past returns are not indicative of future results. This illustration is not intended to serve as a projection or prediction of future returns and is presented as of the most recent calendar [year/quarter]. The values reflect the effect of systematic transfers to and from the Fixed Account which support the Guaranteed Account Value benefit, based on the current effective rates of interest. Actual rates of interest credited to your Contract Value in the Fixed Account depend on the interest rates in effect at the time of the transfer and subsequent interest rates declared effective for such money.

       AN ILLUSTRATION SHOWING A GUARANTEED 3% RATE OF RETURN IN THE FIXED
                  ACCOUNT IS PROVIDED ON THE FOLLOWING PAGES.

--------------------------------------------------------------------------------
This is a hypothetical variable annuity illustration, not a contract, and is not complete without all pages. The illustration can only be used when accompanied or preceded by the contract prospectus for the USAllianz New VA, a flexible premium variable annuity. The prospectus contains more information, including fees, expenses, and risk factors, and should be read carefully before sending money. All product guarantees are based on the claims paying ability of Allianz Life Insurance Company of North America. Variable annuities are: not insured by the FDIC or any other governmental agency; not deposits or obligations of, or guarantees by, any bank or deposit or institution; and subject to investment risks, including the possible loss of principal.

USAllianz products are issued by Allianz Life Insurance Company of North America and distributed by its subsidiary, USAllianz Investor Services, LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. Member NASD.


xx/xx/2002                                                    Page x of y

                                                                             A-6
                                USALLIANZ NEW VA


PREPARED FOR:                        CONTRACT INFORMATION FOR FEATURES SELECTED
John Doe
                                     Contract Type: Non-Qualified
                                     Death Benefit:
PERIOD BEGINNING:                    CONTRACT INCLUDES LIVING GUARANTEES

FIXED ACCOUNT RATES:
Guaranteed rate at 3%

INVESTMENT OPTIONS AND ALLOCATIONS:

____ Portfolio (___%)
____ Portfolio (___%)

                          EFFECT OF ADJUSTED HISTORICAL
                     RETURNS ON ILLUSTRATED CONTRACT VALUES
----------- ----- --------------- ------------- --------------- ------------- ------------- -------------- -------------- ----------
  END OF    AGE      ADJUSTED       CREDITED       PURCHASE       CONTRACT        CASH       GUARANTEED     GUARANTEED    DEATH
----------          HISTORICAL      RATE FOR    PAYMENTS LESS      VALUE       SURRENDER        VALUE         ANNUITY     BENEFIT
   YEAR              AVERAGE         FIXED        WITHDRAWALS                    VALUE         FOR GMIB        VALUE
                  ANNUAL RETURN     ACCOUNT*
----------- ----- --------------- ------------- --------------- ------------- ------------- -------------- -------------- ----------

Mm/dd/yyyy   45       Xx.xx%         Xx.xx%       $(xxx.00)      $x,xxxx.00    $x,xxxx.00     $x,xxx.00      $x,xxx.00    $x,xxx.00
----------- ----- --------------- ------------- --------------- ------------- ------------- -------------- -------------- ----------

     *Rate credited on new transfers to the Fixed Account and all amounts rolled over to a new 5 year Guaranteed Period Account at the end of the tenth year and every five years thereafter. This illustration is based upon adjusted historical returns during the period indicated. However, past returns are not indicative of future results. This illustration is not intended to serve as a projection or prediction of future returns and is presented as of the most recent calendar [year/quarter]. The values reflect the effect of systematic transfers to and from the Fixed Account which support the Guaranteed Account Value benefit, based on the guaranteed rate of interest, currently 3% for new issues. Actual rates of interest credited to your Contract Value in the Fixed Account depend on the interest rates in effect at the time of the transfer and subsequent interest rates declared effective for such money.

              [This page must accompany fixed account illustrations
                          showing any rate above 3%.]



--------------------------------------------------------------------------------
This is a hypothetical variable annuity illustration, not a contract, and is not complete without all pages. The illustration can only be used when accompanied or preceded by the contract prospectus for the USAllianz New VA, a flexible premium variable annuity. The prospectus contains more information, including fees, expenses, and risk factors, and should be read carefully before sending money. All product guarantees are based on the claims paying ability of Allianz Life Insurance Company of North America. Variable annuities are: not insured by the FDIC or any other governmental agency; not deposits or obligations of, or guarantees by, any bank or deposit or institution; and subject to investment risks, including the possible loss of principal.

USAllianz products are issued by Allianz Life Insurance Company of North America and distributed by its subsidiary, USAllianz Investor Services, LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. Member NASD.


xx/xx/2002                                                    Page x of y

                                                                             A-7
                              IMPORTANT DISCLOSURES
                  S&P 500 HYPOTHETICAL HISTORICAL ILLUSTRATION

 The USAllianz(R) New Variable Annuity Contract is a "variable " contract. That means that your contract values and/or annuity payments will increase or decrease depending on the performance of the underlying Investment Options you select. The Investment Options invest in different types of securities and follow varying investment strategies. Depending on market conditions, you can make or lose value by investing in the Investment Options. The Contract provides "Living Guarantees" - the Guaranteed Account Value Benefit (GAV Benefit), the Guaranteed Minimum Income Benefit (GMIB) and the Guaranteed Withdrawal Benefit. If you prefer, you could purchase a Contract without these Living Guarantees, but you will not be able to elect them after the Issue Date. The Living Guarantees cannot be cancelled after issue.

THIS IS AN ILLUSTRATION, NOT A CONTRACT. The purpose of this illustration is to demonstrate how contract values, Guaranteed Account Values, death benefits, and income benefits provided by the Contract's Living Guarantees benefits are affected by the investment performance of the variable Investment Options. The actual investment performance of the Investment Options you select will likely be both positive and negative over an extended period of time. To demonstrate the effects of the varying rates of return over an extended period, the illustration uses historical rates of return of the Standard & Poor's 500 Composite Price Index (S&P500). These rates are used for illustration purposes only and are not intended to serve as a projection or prediction of future investment income. The S&P 500 is not indicative of the performance of any Investment Option and is not necessarily indicative of future results. No representation is made as to the future performance of any Investment Option. The illustration shows how much the contract would hypothetically be worth, and how much the guaranteed benefits would be, at the end of each year if: (1) the product were offered and the customer purchased the variable annuity on the hypothetical Issue Date; and (2) the customer had made the purchase payments shown.

 To assist you in understanding this illustration, mathematical depictions of hypothetical performance may be accompanied by visual depictions, including pie charts, graphs, and other types of charts. The value of a variable annuity will fluctuate up and down, based on the performance of the underlying Investment Options, and the Contract Owner may experience a gain or loss. Actual investment results may be more or less than those shown on this illustration and will depend on a number of factors, including the choice and investment experience of the variable Investment Options.

 DESCRIPTION OF THE LIVING GUARANTEES:

You can choose to have Living Guarantees included in your Contract. If you do, the following guarantees are available to you:

(1) A Guaranteed Account Value (GAV Benefit). The guarantee provides that on any anniversary from the 5th anniversary forward, your contract value will never be less than your highest anniversary value that is at least 5 years old or purchase payments at least 5 years old, if greater. This guarantee is adjusted for subsequent partial withdrawals. The illustration shows how the GAV Benefit is affected by changing rates of return of the Investment Options. The illustration also reflects the systematic transfers to the Fixed Account necessary to support such guarantee during a market downturn as well as transfers out of the Fixed Account when such allocation is no longer necessary. Transfers out of the Fixed Account are subject to a Market Value Adjustment which may increase or decrease the transfer's value. The illustration reflects interest rates for the Fixed Account for the different lengths of Account Periods that remain fixed at the rates in effect at the time of the illustration. These rates are not guaranteed. The rates actually credited to the Fixed Account will depend on the effective rates on the date of the transfer to the Fixed Account and subsequent rates declared effective for such money. Because the illustration does not reflect changes in interest rates, no MVA adjustment is made in the illustration. If the transfers were subject to an MVA, the projected values shown in the illustration may be higher or lower than shown.

(2) A Guaranteed Minimum Income Benefit (GMIB). This guarantees a minimum income at annuitization within thirty days following the fifth and later anniversaries. The minimum income is based on guaranteed payout factors and on a GMIB value of the greater of (a) your Purchase Payments adjusted for partial withdrawals, or
(b)  the  maximum   anniversary  value  adjusted  for  any  subsequent   partial
withdrawals and subsequent additional Purchase Payments. These are available regardless of the value in your Contract. However, you can always (after 2 years from issue) annuitize your Contract Value under fixed and variable Annuity Options, without the guarantee.

(3) A Guaranteed Withdrawal Benefit. This provides a guaranteed income alternative through guaranteed partial withdrawals of 12% of your cumulative Purchase Payments each Contract year until you have made total guaranteed partial withdrawals equal to 100% of your Purchase Payments. This guarantee is adjusted for partial withdrawals that are above the guaranteed amount. The guaranteed partial withdrawal is guaranteed each year until the maximum amount has been withdrawn, regardless of the amount of your Contract Value.

The Contract also provides you with a selection of death benefits. The selection of the Traditional or Enhanced Death Benefit must be made at the time of initial purchase payment.

The Traditional Death Benefit guarantees the greater of 1) contract value or 2) total purchase payments adjusted for partial withdrawals.

The Enhanced Death Benefit guarantees the greatest of 1) contract value, 2) total purchase payments adjusted for partial withdrawals; or 3) maximum anniversary value, prior to age 81, adjusted for subsequent partial withdrawals and purchase payments.

 Rates of return reflect the deduction of the contract mortality and expense risk charge and contract maintenance charge. The withdrawal charge may or may not be reflected, depending upon what is being illustrated. For example, the withdrawal charge would be deducted from cash surrender value figures that are illustrated, but not contract value figures. Please refer to the prospectus for full details on charges, expenses and fees.

 TAXES:
 The effect of income taxes, premature distribution penalty taxes, and premium taxes have not been reflected in this illustration. While withdrawals may or may not be depicted within this illustration, withdrawals from the contract will be subject to ordinary income tax to the extent that the contract value immediately before the withdrawal exceeds the total amount of after-tax money paid into the contract. A withdrawal in excess of the taxable amount will constitute a nontaxable return of principal. If the taxpayer has not attained age 59 1/2 at the time of the distribution, the portion of the withdrawal that is subject to income tax may also be subject to a 10% premature distribution penalty. Please read the prospectus for further information.

For any tax-qualified account, such as an Individual Retirement Account (IRA) , the tax deferred growth feature is already provided by the tax qualified retirement plan. Therefore, product features and benefits other than tax deferral should be reasons for acquiring an annuity in a qualified retirement plan. If the contract is an Individual Retirement Annuity or other qualified contract, the Contract Owner will generally be taxed on all amounts withdrawn, or received on withdrawal. The tax consequences will be different, however, if the contract is a Roth IRA, or a traditional non-deductible IRA. See your tax advisor and read the prospectus for additional information.

 The tax treatment of death benefit proceeds of an annuity contract differs from the tax treatment of a life insurance policy. See your tax advisor and the prospectus for further details.
--------------------------------------------------------------------------------


This is a hypothetical variable annuity illustration, not a contract, and is not complete without all pages. The illustration can only be used when accompanied or preceded by the contract prospectus for the USAllianz New VA, a flexible premium variable annuity. The prospectus contains more information, including fees, expenses, and risk factors, and should be read carefully before sending money. All product guarantees are based on the claims paying ability of Allianz Life Insurance Company of North America. Variable annuities are: not insured by the FDIC or any other governmental agency; not deposits or obligations of, or guarantees by, any bank or deposit or institution; and subject to investment risks, including the possible loss of principal.

USAllianz products are issued by Allianz Life Insurance Company of North America and distributed by its subsidiary, USAllianz Investor Services, LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. Member NASD.



 xx/xx/2002                                                   Page x of y

Please read the prospectus for further information.


COSTS AND EXPENSES: The Contract has insurance features and investment features, and there are costs related to each. The charges that may be deducted over the period shown in the illustration are shown below.

CONTRACT MAINTENANCE CHARGE. Each year, Allianz Life deducts a $40 contract maintenance charge from your Contract. Allianz Life currently waives this charge if the value of your Contract is at least $75,000.

MORTALITY AND EXPENSE RISK CHARGES. Allianz Life deducts a mortality and expense risk charge which varies depending upon the death benefit you choose. The table below shows the combinations available to you and their charges during the Accumulation Phase, as a percentage of the average daily Contract Value invested in the Variable Options. This illustration reflects the mortality and expense risk charge associated with the death benefit you have chosen.

                                               TRADITIONAL         ENHANCED
                                              DEATH BENEFIT      DEATH BENEFIT
MORTALITY AND EXPENSE RISK CHARGES               1.40%               1.60%

WITHDRAWAL CHARGE. If you take money out of the Contract, Allianz Life may assess a withdrawal charge as a percentage of the Purchase Payments withdrawn. The withdrawal charge starts at 8.0% in the first year and declines to 0% after 7 years of receipt of a Purchase Payment.

VARIABLE OPTION CHARGES. There are also daily Investment Option charges which currently range, on an annual basis, from ____% to ____% of the average daily value of the Investment Option, depending upon the Investment Option. This illustration deducts _________%, the arithmetic average of the expenses of all available Investment Options.






--------------------------------------------------------------------------------
This is a hypothetical variable annuity illustration, not a contract, and is not complete without all pages. The illustration can only be used when accompanied or preceded by the contract prospectus for the USAllianz New VA, a flexible premium variable annuity. The prospectus contains more information, including fees, expenses and risk factors, and should be read carefully before sending money. All product guarantees are based on the claims paying ability of Allianz Life Insurance Company of North America. Variable annuities are: not insured by the FDIC or any other governmental agency; not deposits or obligations of, or guarantees by, any bank or deposit or institution; and subject to investment risks, including the possible loss of principal.

USAllianz products are issued by Allianz Life Insurance Company of North America and distributed by its subsidiary, USAllianz Investor Services, LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. Member NASD.

xx/xx/2002                                                    Page x of y

The "CONTRACT VALUE" for any point in time is equal to the Fixed Account Contract Value plus the sum of each Accumulation Unit Value multiplied by the number of units allocated to the Contract for each Investment Option. This value will fluctuate due to the investment performance of the selected Investment Option(s). The Contract Value reflects all portfolio expenses and all charges for the contract features selected, but does not include the withdrawal charge. It also does not reflect the impact of premium taxes, income taxes or the 10% federal penalty tax for withdrawals prior to age 59 1/2.

The "CASH SURRENDER VALUE" reflects all of the expenses and charges assessed against "Contract Value", and also reflects any withdrawal charge if applicable. It does not reflect the impact of premium taxes, income taxes or the 10% federal penalty tax for withdrawals prior to age 59 1/2.

 IMPORTANT CONSIDERATIONS: Past performance is not necessarily indicative of future results. Values will fluctuate, so that the value of a Contract purchased by you may be worth more or less than your total Purchase Payments.

--------------------------------------------------------------------------------









This is a hypothetical variable annuity illustration, not a contract, and is not complete without all pages. The illustration can only be used when accompanied or preceded by the contract prospectus for the USAllianz New VA, a flexible premium variable annuity. The prospectus contains more information, including fees, expenses and risk factors, and should be read carefully before sending money. All product guarantees are based on the claims paying ability of Allianz Life Insurance Company of North America. Variable annuities are: not insured by the FDIC or any other governmental agency; not deposits or obligations of, or guarantees by, any bank or deposit or institution; and subject to investment risks, including the possible loss of principal.

USAllianz products are issued by Allianz Life Insurance Company of North America and distributed by its subsidiary, USAllianz Investor Services, LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. Member NASD.

xx/xx/2002                                                    Page x of y
--------------------------------------------------------------------------------

                                                                            A-10
                                USALLIANZ NEW VA


PREPARED FOR:                      CONTRACT INFORMATION FOR FEATURES SELECTED
John Doe
                                   Contract Type: Non-Qualified
                                   Death Benefit:
PERIOD BEGINNING:                  CONTRACT INCLUDES LIVING GUARANTEES

FIXED ACCOUNT RATES:
Current Effective Rates as shown below

                                    S&P 500 HYPOTHETICAL HISTORICAL ILLUSTRATION


 ---------- ------ ----------- ------------ --------------- ------------ --------------- -------------- ------------- ------------
             AGE   ADJUSTED     CREDITED       PURCHASE      CONTRACT         CASH        GUARANTEED     GUARANTEED      DEATH
  END OF           HISTORICAL   RATE FOR    PAYMENTS LESS      VALUE       SURRENDER        ACCOUNT        VALUE        BENEFIT
   YEAR            S&P            FIXED      WITHDRAWALS                     VALUE           VALUE        FOR GMIB
                   ANNUAL       ACCOUNT*
                   RETURN
 ---------- ------ ----------- ------------ --------------- ------------ --------------- -------------- ------------- ------------

 Mm/dd/yyyy  45      Xx.xx%      Xx.xx%       $(xxx.00)     $x,xxxx.00     $x,xxxx.00      $x,xxx.00     $x,xxx.00     $x,xxx.00

 ---------- ------ ----------- ------------ --------------- ------------ --------------- -------------- ------------- ------------

     *Rate credited on new transfers to the Fixed Account and all amounts rolled over to a new 5 year Guaranteed Period Account at the end of the tenth year and every five years thereafter.

     This illustration is based upon adjusted historical S&P 500 returns during the period indicated. THESE S&P 500 RETURNS ARE NOT INDICATIVE OF THE PERFORMANCE OF ANY INVESTMENT OPTION. Past returns are not indicative of future results. This illustration is not intended to serve as a projection or prediction of future returns. The values reflect the effect of systematic transfers to and from the Fixed Account which support the Guaranteed Account Value benefit, based on the current effective rates of interest. Actual rates of interest credited to your Contract Value in the Fixed Account depend on the interest rates in effect at the time of the transfer and subsequent interest rates declared effective for such money.


       AN ILLUSTRATION SHOWING A GUARANTEED 3% RATE OF RETURN IN THE FIXED
                  ACCOUNT IS CONTAINED ON THE FOLLOWING PAGES.

--------------------------------------------------------------------------------

This is a hypothetical variable annuity illustration, not a contract, and is not complete without all pages. The illustration can only be used when accompanied or preceded by the contract prospectus for the USAllianz New VA, a flexible premium variable annuity. The prospectus contains more information, including fees, expenses and risk factors, and should be read carefully before sending money. All product guarantees are based on the claims paying ability of Allianz Life Insurance Company of North America. Variable annuities are: not insured by the FDIC or any other governmental agency; not deposits or obligations of, or guarantees by, any bank or deposit or institution; and subject to investment risks, including the possible loss of principal.

USAllianz products are issued by Allianz Life Insurance Company of North America and distributed by its subsidiary, USAllianz Investor Services, LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. Member NASD.


xx/xx/2002                                                    Page x of y

                                                                            A-11
                                USALLIANZ NEW VA


PREPARED FOR:                       CONTRACT INFORMATION FOR FEATURES SELECTED
John Doe
                                    Contract Type: Non-Qualified
                                    Death Benefit:
PERIOD BEGINNING:                   CONTRACT INCLUDES LIVING GUARANTEES

FIXED ACCOUNT RATES:
Guaranteed rate at 3%

                  S&P 500 HYPOTHETICAL HISTORICAL ILLUSTRATION

 ---------- ------ ----------- ------------ --------------- ------------ --------------- -------------- ------------- ------------
  END OF     AGE   ADJUSTED     CREDITED       PURCHASE      CONTRACT         CASH        GUARANTEED     GUARANTEED      DEATH
                   HISTORICAL   RATE FOR    PAYMENTS LESS      VALUE       SURRENDER        ACCOUNT      VALUE FOR       BENEFIT
   YEAR            S&P            FIXED      WITHDRAWALS                     VALUE           VALUE          GMIB
                   ANNUAL       ACCOUNT*
                   RETURN
 ---------- ------ ----------- ------------ --------------- ------------ --------------- -------------- ------------- ------------

 Mm/dd/yyyy  45      Xx.xx%      Xx.xx%       $(xxx.00)     $x,xxxx.00     $x,xxxx.00      $x,xxx.00     $x,xxx.00     $x,xxx.00

 ---------- ------ ----------- ------------ --------------- ------------ --------------- -------------- ------------- ------------

     *Rate credited on new transfers to the Fixed Account and all amounts rolled over to a new 5 year Guaranteed Period Account at the end of the tenth year and every five years thereafter.

     This illustration is based upon adjusted historical S&P 500 returns during the period indicated. THESE S&P 500 RETURNS ARE NOT INDICATIVE OF THE PERFORMANCE OF ANY INVESTMENT OPTION. Past returns are not indicative of future results. This illustration is not intended to serve as a projection or prediction of future returns. The values reflect the effect of systematic transfers to and from the Fixed Account which support the Guaranteed Account Value benefit, based on the guaranteed rate of interest, currently 3% for new issues. Actual rates of interest credited to your Contract Value in the Fixed Account depend on the interest rates in effect at the time of the transfer and subsequent interest rates declared effective for such money.

              [THIS PAGE MUST ACCOMPANY FIXED ACCOUNT ILLUSTRATIONS
                          SHOWING ANY RATE ABOVE 3%.]

--------------------------------------------------------------------------------

This is a hypothetical variable annuity illustration, not a contract, and is not complete without all pages. The illustration can only be used when accompanied or preceded by the contract prospectus for the USAllianz New VA, a flexible premium variable annuity. The prospectus contains more information, including fees, expenses and risk factors, and should be read carefully before sending money. All product guarantees are based on the claims paying ability of Allianz Life Insurance Company of North America. Variable annuities are: not insured by the FDIC or any other governmental agency; not deposits or obligations of, or guarantees by, any bank or deposit or institution; and subject to investment risks, including the possible loss of principal.

USAllianz products are issued by Allianz Life Insurance Company of North America and distributed by its subsidiary, USAllianz Investor Services, LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. Member NASD.


xx/xx/2002                                                    Page x of y

                                                                            A-12
                              IMPORTANT DISCLOSURES
                 HYPOTHETICAL FIXED RATE OF RETURN ILLUSTRATION

  The USAllianz(R) New Variable Annuity Contract is a "variable" contract. That means that your contract values and/or annuity payments will increase or decrease depending on the performance of the underlying Investment Options you select. The Investment Options invest in different types of securities and follow varying investment strategies. Depending on market conditions, you can make or lose value by investing in the Investment Options. The Contract provides "Living Guarantees" - the Guaranteed Account Value Benefit (GAV Benefit), the Guaranteed Minimum Income Benefit (GMIB) and the Guaranteed Withdrawal Benefit. If you prefer, you could purchase a Contract without these Living Guarantees, but you will not be able to elect them after the Issue Date. The Living Guarantees cannot be cancelled after issue.

 THIS IS AN ILLUSTRATION, NOT A CONTRACT. The purpose of this illustration is to demonstrate how contract values, Guaranteed Account Values, death benefits, and income benefits provided by the contract's Living Guarantees benefits are affected by the investment performance of the variable Investment Options. The actual investment performance of the Investment Options you select will likely be both positive and negative. To demonstrate the effects of different rates of return, the illustration uses hypothetical fixed returns during the period indicated. These hypothetical fixed rates are used for illustration purposes only and are not intended to serve as a projection or prediction of future investment income. These returns are not indicative of actual performance of any Investment Option and are not necessarily indicative of future results. No representation is made as to the future performance of any Investment Option. The illustration shows how much the contract would hypothetically be worth, and how much the guaranteed benefits would be, at the end of each year if: (1) the product were offered and the customer purchased the variable annuity on the hypothetical Issue Date; and (2) the customer had made the purchase payments shown.

 To assist you in understanding this illustration, mathematical depictions of hypothetical performance may be accompanied by visual depictions, including pie charts, graphs, and other types of charts.

 The value of a variable annuity will fluctuate up and down, based on the performance of the underlying Investment Options, and the Contract Owner may experience a gain or loss. Actual investment results may be more or less than those shown in this illustration and will depend on a number of factors, including the choice and investment experience of the variable Investment
 Options.  Actual  returns  will  fluctuate  over time and  likely  will be both positive and negative. The actual values under the Contract could be significantly different from those shown, even if actual returns averaged the hypothetical fixed returns reflected in the illustration but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown.

 DESCRIPTION OF THE LIVING GUARANTEES:

 You can choose to have Living Guarantees included in your Contract. If you do, the following guarantees are available to you:

(1) A Guaranteed Account Value (GAV Benefit). The guarantee provides that on any anniversary from the 5th anniversary forward, your contract value will never be less than your highest anniversary value that is at least 5 years old or purchase payments at least 5 years old, if greater. This guarantee is adjusted for subsequent partial withdrawals. The illustration shows how the GAV Benefit is affected by changing rates of return of the Investment Options. Depending on the hypothetical fixed rate of return, the illustration may also reflect the systematic transfers to the Fixed Account necessary to support such guarantee due to poor investment performance as well as transfers out of the Fixed Account when such allocation is no longer necessary. Transfers out of the Fixed Account are subject to a Market Value Adjustment which may increase or decrease the transfer's value. The illustration reflects interest rates for the Fixed Account for the different lengths of Account Periods that remain fixed at the rates in effect at the time of the illustration. These rates are not guaranteed. The rates actually credited to the Fixed Account will depend on the effective rates on the date of the transfer to the Fixed Account and subsequent rates declared effective for such money. Because the illustration does not reflect changes in interest rates, no MVA adjustment is made in the illustration. If the transfers were subject to an MVA, the projected values shown in the illustration may be higher or lower than shown.

 (2) A Guaranteed Minimum Income Benefit (GMIB). This guarantees a minimum income at annuitization within thirty days following the fifth and later anniversaries. The minimum income is based on guaranteed payout factors and on a GMIB value of the greater of (a) your Purchase Payments adjusted for partial withdrawals, or (b) the maximum anniversary value adjusted for any subsequent partial withdrawals and subsequent additional Purchase Payments. These are available regardless of the value in your Contract. However, you can always (after 2 years from issue) annuitize your Contract Value under fixed and variable Annuity Options, without the guarantee.

(3) A Guaranteed Withdrawal Benefit. This provides a guaranteed income alternative through guaranteed partial withdrawals of 12% of your cumulative Purchase Payments each Contract year until you have made total guaranteed partial withdrawals equal to 100% of your Purchase Payments. This guarantee is adjusted for partial withdrawals that are above the guaranteed amount. The guaranteed partial withdrawal is guaranteed each year until the maximum amount has been withdrawn, regardless of the amount of your Contract Value.

The Contract also provides you with a selection of death benefits. The selection of the Traditional or Enhanced Death Benefit must be made at the time of initial purchase payment.

The Traditional Death Benefit guarantees the greater of 1) contract value or 2) total purchase payments adjusted for partial withdrawals.

The Enhanced Death Benefit guarantees the greatest of 1) contract value, 2) total purchase payments adjusted for partial withdrawals; or 3) maximum anniversary value, prior to age 81, adjusted for subsequent partial withdrawals and purchase payments.

 Rates of return reflect the deduction of the contract mortality and expense risk charge and contract maintenance charge. The withdrawal charge may or may not be reflected, depending upon what is being illustrated. For example, the withdrawal charge would be deducted from cash surrender value figures that are illustrated, but not contract value figures. Please refer to the prospectus for full details on charges, expenses and fees.

 TAXES:

 The effect of income taxes, premature distribution penalty taxes, and premium taxes have not been reflected in this illustration. While withdrawals may or may not be depicted within this illustration, withdrawals from the contract will be subject to ordinary income tax to the extent that the contract value immediately before the withdrawal exceeds the total amount of after-tax money paid into the contract. A withdrawal in excess of the taxable amount will constitute a nontaxable return of principal. If the taxpayer has not attained age 59 1/2 at the time of the distribution, the portion of the withdrawal that is subject to income tax may also be subject to a 10% premature distribution penalty. Please read the prospectus for further information.

For any tax-qualified account, such as an Individual Retirement Account (IRA) , the tax deferred growth feature is already provided by the tax qualified retirement plan. Therefore, product features and benefits other than tax deferral should be reasons for acquiring an annuity in a qualified retirement plan. If the contract is an Individual Retirement Annuity or other qualified contract, the Contract Owner will generally be taxed on all amounts withdrawn, or received on withdrawal. The tax consequences will be different, however, if the contract is a Roth IRA, or a traditional non-deductible IRA. See your tax advisor and read the prospectus for additional information.

The tax treatment of death benefit proceeds of an annuity contract differs from the tax treatment of a life insurance policy. See your tax advisor and the prospectus for further details.





--------------------------------------------------------------------------------
This is a hypothetical variable annuity illustration, not a contract, and is not complete without all pages. The illustration can only be used when accompanied or preceded by the contract prospectus for the USAllianz New VA, a flexible premium variable annuity. The prospectus contains more information, including fees, expenses, and risk factors, and should be read carefully before sending money. All product guarantees are based on the claims paying ability of Allianz Life Insurance Company of North America. Variable annuities are: not insured by the FDIC or any other governmental agency; not deposits or obligations of, or guarantees by, any bank or deposit or institution; and subject to investment risks, including the possible loss of principal.

USAllianz products are issued by Allianz Life Insurance Company of North America and distributed by its subsidiary, USAllianz Investor Services, LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. Member NASD.

xx/xx/2002                                                    Page x of y

                                                                            A-13
Please read the prospectus for further information.

COSTS AND EXPENSES: The Contract has insurance features and investment features, and there are costs related to each. The charges that may be deducted over the period shown in the illustration are shown below.

CONTRACT MAINTENANCE CHARGE. Each year, Allianz Life deducts a $40 contract maintenance charge from your Contract. Allianz Life currently waives this charge if the value of your Contract is at least $75,000.

MORTALITY AND EXPENSE RISK CHARGES. Allianz Life deducts a mortality and expense risk charge which varies depending upon the death benefit you choose. The table below shows the combinations available to you and their charges during the Accumulation Phase, as a percentage of the average daily Contract Value invested in the Variable Options. The illustration reflects the mortality and expense risk charge associated with the death benefit you have chosen.


                                          TRADITIONAL                  ENHANCED
                                         DEATH BENEFIT             DEATH BENEFIT
MORTALITY AND EXPENSE RISK CHARGES           1.40%                      1.60%
..
WITHDRAWAL CHARGE. If you take money out of the Contract, Allianz Life may assess a withdrawal charge as a percentage of the Purchase Payments withdrawn. The withdrawal charge starts at 8.0% in the first year and declines to 0% after 7 years of receipt of a Purchase Payment.

VARIABLE OPTION CHARGES. There are also daily Investment Option charges which currently range, on an annual basis, from ____% to ____% of the average daily value of the Investment Option, depending upon the Investment Option. This illustration deducts ______%, the arithmetic average of the expenses of all available Investment Options.

This illustration reflects the costs of all optional features you have selected. It does not reflect costs associated with features you have not selected. If you choose to add optional features, it will increase costs and reduce returns. Some optional features must be selected at the Issue Date, and cannot be added once the Contract is issued.



--------------------------------------------------------------------------------
This is a hypothetical variable annuity illustration, not a contract, and is not complete without all pages. The illustration can only be used when accompanied or preceded by the contract prospectus for the USAllianz New VA, a flexible premium variable annuity. The prospectus contains more information, including fees, expenses and risk factors, and should be read carefully before sending money. All product guarantees are based on the claims paying ability of Allianz Life Insurance Company of North America. Variable annuities are: not insured by the FDIC or any other governmental agency; not deposits or obligations of, or guarantees by, any bank or deposit or institution; and subject to investment risks, including the possible loss of principal.

USAllianz products are issued by Allianz Life Insurance Company of North America and distributed by its subsidiary, USAllianz Investor Services, LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. Member NASD.

xx/xx/2002                                                    Page x of y

The "CONTRACT VALUE" for any point in time is equal to the Fixed Account Contract Value plus the sum of each Accumulation Unit Value multiplied by the number of units allocated to the Contract for each Investment Option. This value will fluctuate due to the investment performance of the selected Investment Option(s). The Contract Value reflects all portfolio expenses and all charges for the contract features selected, but does not include the withdrawal charge. It also does not reflect the impact of premium taxes, income taxes or the 10% federal penalty tax for withdrawals prior to age 59 1/2.

The "CASH SURRENDER VALUE" reflects all of the expenses and charges assessed against "Contract Value", and also reflects any withdrawal charge if applicable. It does not reflect the impact of premium taxes, income taxes or the 10% federal penalty tax for withdrawals prior to age 59 1/2.

IMPORTANT CONSIDERATIONS: Past performance is not necessarily indicative of future results. Values will fluctuate, so that the value of a Contract purchased by you may be worth more or less than your total Purchase Payments.






--------------------------------------------------------------------------------
This is a hypothetical variable annuity illustration, not a contract, and is not complete without all pages. The illustration can only be used when accompanied or preceded by the contract prospectus for the USAllianz New VA, a flexible premium variable annuity. The prospectus contains more information, including fees, expenses and risk factors, and should be read carefully before sending money. All product guarantees are based on the claims paying ability of Allianz Life Insurance Company of North America. Variable annuities are: not insured by the FDIC or any other governmental agency; not deposits or obligations of, or guarantees by, any bank or deposit or institution; and subject to investment risks, including the possible loss of principal.

USAllianz products are issued by Allianz Life Insurance Company of North America and distributed by its subsidiary, USAllianz Investor Services, LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. Member NASD.


xx/xx/2002                                                    Page x of y

                                USALLIANZ NEW VA

PREPARED FOR:                         CONTRACT INFORMATION FOR FEATURES SELECTED
John Doe
                                      Contract Type: Non-Qualified
                                      Death Benefit:
PERIOD BEGINNING:                     CONTRACT INCLUDES LIVING GUARANTEES

FIXED ACCOUNT RATES:
Current Effective Rates as shown below



                                                HYPOTHETICAL FIXED RATE OF RETURN ILLUSTRATION
                                                     GROSS RATE OF RETURN X.XX%


----------- ------ ------------- -------------- --------------- ------------ --------------- --------------- ------------- ---------
  END OF     AGE   HYPOTHETICAL    CREDITED        PURCHASE      CONTRACT         CASH         GUARANTEED     GUARANTEED      DEATH
                    GROSS RATE     RATE FOR     PAYMENTS LESS      VALUE       SURRENDER        ACCOUNT         VALUE        BENEFIT
   YEAR             OF RETURN        FIXED       WITHDRAWALS                     VALUE           VALUE         FOR GMIB
                                   ACCOUNT*
----------- ------ ------------- -------------- --------------- ------------ --------------- --------------- ------------- ---------

Mm/dd/yyyy    45      Xx.xx%        Xx.xx%        $(xxx.00)     $x,xxxx.00     $x,xxxx.00      $x,xxx.00      $x,xxx.00    $x,xxx.00

------------ ----- ------------- -------------- --------------- ------------ --------------- --------------- ------------- ---------

*Rate credited on new transfers to the Fixed Account and all amounts rolled over to a new 5 year Guaranteed Period Account at the end of the tenth year and every five years thereafter.

This hypothetical is based on the selected gross rate of return and calculates the change in contract value from the beginning period to the ending period, adjusted for subsequent Purchase Payments and any withdrawals. Hypothetical gross rate of return does not include any expenses and charges. However, all values reflect the contract maintenance charge, and the net rate of return, which takes into consideration the applicable M&E charge and average Portfolio fee of .xxxx%.

This illustration is not intended to serve as a projection or prediction of future returns.

The values reflect the effect of systematic transfers to and from the Fixed Account which support the Guaranteed Account Value benefit, based on the current effective rates of interest. Actual rates of interest credited to your Contract Value in the Fixed Account depend on the interest rates in effect at the time of the transfer and subsequent interest rates declared effective for such money.




             AN ILLUSTRATION SHOWING A HYPOTHETICAL 0% GROSS RATE OF
             RETURN IN THE VARIABLE ACCOUNT AND A GUARANTEED 3% RATE
               OF RETURN IN THE FIXED ACCOUNT IS CONTAINED ON THE
                                 FOLLOWING PAGE.



--------------------------------------------------------------------------------
This is a hypothetical variable annuity illustration, not a contract, and is not complete without all pages. The illustration can only be used when accompanied or preceded by the contract prospectus for the USAllianz New VA, a flexible premium variable annuity. The prospectus contains more information, including fees, expenses, and risk factors, and should be read carefully before sending money. All product guarantees are based on the claims paying ability of Allianz Life Insurance Company of North America. Variable annuities are: not insured by the FDIC or any other governmental agency; not deposits or obligations of, or guarantees by, any bank or deposit or institution; and subject to investment risks, including the possible loss of principal.

USAllianz products are issued by Allianz Life Insurance Company of North America and distributed by its subsidiary, USAllianz Investor Services, LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. Member NASD.

xx/xx/2002                                                    Page x of y

                                USALLIANZ NEW VA

PREPARED FOR:                         CONTRACT INFORMATION FOR FEATURES SELECTED
John Doe
                                      Contract Type: Non-Qualified
                                      Death Benefit:
PERIOD BEGINNING:                     CONTRACT INCLUDES LIVING GUARANTEES


FIXED ACCOUNT RATES:
Guaranteed rate at 3%




                 HYPOTHETICAL FIXED RATE OF RETURN ILLUSTRATION
                           GROSS RATE OF RETURN 0.00%
----------- ------ ------------- -------------- --------------- ------------ ------------- ---------------- ------------- ----------
  END OF     AGE   HYPOTHETICAL    CREDITED        PURCHASE      CONTRACT        CASH        GUARANTEED      GUARANTEED   DEATH
                    GROSS RATE     RATE FOR     PAYMENTS LESS      VALUE      SURRENDER        ACCOUNT       VALUE FOR     BENEFIT
   YEAR             OF RETURN        FIXED       WITHDRAWALS                    VALUE           VALUE           GMIB
                                   ACCOUNT*
----------- ------ ------------- -------------- --------------- ------------ ------------- ---------------- ------------- ----------

Mm/dd/yyyy    45      Xx.xx%        Xx.xx%        $(xxx.00)     $x,xxxx.00    $x,xxxx.00      $x,xxx.00      $x,xxx.00    $x,xxx.00

------------ ----- ------------- -------------- --------------- ------------ ------------- ---------------- ------------- ----------

*Rate credited on new transfers to the Fixed Account and all amounts rolled over to a new 5 year Guaranteed Period Account at the end of the tenth year and every five years thereafter.

This hypothetical is based on the selected gross rate of return and calculates the change in Contract Value from the beginning period to the ending period, adjusted for subsequent Purchase Payments and any withdrawals. Hypothetical gross rate of return does not include any expenses and charges. However, all values reflect the Contract Maintenance Charge, and the net rate of return, which takes into consideration the applicable M&E charge and average Portfolio fee of .xxxx%.

The values reflect the effect of systematic transfers to and from the Fixed Account which support the Guaranteed Account Value Benefit, based on the guaranteed rate of interest, currently 3% for new issues. Actual rates of interest credited to your Contract Value in the Fixed Account depend on the interest rates in effect at the time of the transfer and subsequent interest rates declared effective for such money.


         [This page must accompany any fixed return illustration showing a gross rate of return in excess of 0% and any fixed
            account illustration showing a credited rate in excess of
                                      3%.]




--------------------------------------------------------------------------------
This is a hypothetical variable annuity illustration, not a contract, and is not complete without all pages. The illustration can only be used when accompanied or preceded by the contract prospectus for the USAllianz New VA, a flexible premium variable annuity. The prospectus contains more information, including fees, expenses and risk factors, and should be read carefully before sending money. All product guarantees are based on the claims paying ability of Allianz Life Insurance Company of North America. Variable annuities are: not insured by the FDIC or any other governmental agency; not deposits or obligations of, or guarantees by, any bank or deposit or institution; and subject to investment risks, including the possible loss of principal.

USAllianz products are issued by Allianz Life Insurance Company of North America and distributed by its subsidiary, USAllianz Investor Services, LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. Member NASD.

xx/xx/2002                                                    Page x of y

                              IMPORTANT DISCLOSURES
             HYPOTHETICAL VARIABLE AND/OR FIXED PAYOUT ILLUSTRATION

This illustration depicts how a payment option may work when you annuitize your contract. THIS ILLUSTRATION IS NOT A CONTRACT, AND IT IS NOT A REPRESENTATION OR GUARANTEE OF FUTURE RETURNS OR OF ANY SPECIFIC PAYOUT AMOUNT.

 If you want to receive regular income from your annuity, you can choose an Annuity Option at any time after the 24th month of the Contract. You may elect to receive your Annuity Payments as a variable payout, a fixed payout, or a combination of both. If you choose to have any part of your payments come from the Variable Options, the dollar amount of your payments may go up or down based on the performance of the Investment Options.

The Contract provides that the Contract cannot be annuitized prior to 24 months after the Issue Date. For this reason, illustrations that you receive will be based upon an annuity start date that is at least 24 months after the Issue Date.

You can elect to have illustrated either a "variable" payout option or a "fixed" payout option, or, you may elect to receive both a variable payout illustration and a fixed payout illustration. The "variable" payout option illustration is based upon actual historical performance of one or more Investment Options over the specified period, as adjusted for all applicable Investment Option expenses and applicable Contract expenses. The principal purpose of the variable payout illustration is to demonstrate how the performance of the underlying Investment Options could affect contract values and payout amounts when the contract is annuitized. Of course, past performance of any Investment Option is not necessarily indicative of future results, and no representation is made as to the future performance of any Investment Option.

This illustration may illustrate adjusted historical performance for one or more Investment Options. If more than one option is illustrated, performance may be shown as aggregate performance for all Investment Options selected. In addition, if you elect to illustrate more than one Investment Option and to hypothetically allocate more money to one option than to other options (for example, 50% to one option, 30% to a second option, and 20% to a third option), performance may be shown as weighted aggregate performance.

As an alternative variable payout illustration, the Standard & Poor's 500 Composite Price Index (S&P500) or other recognized investment benchmark may be used to show how values may vary. The S&P500 is not indicative of the performance of any Investment Option and is not necessarily indicative of future results. No representation is made as to the future performance of any Investment Option. The hypothetical assumed investment rates of return are illustrative only and are not a representation of past or future investment returns.

The illustration has not been adjusted for state or federal income tax liability, 10% federal penalty tax for withdrawals prior to age 59 1/2, or any applicable state premium taxes; values would be lower if such adjustments had been made.

THE "FIXED" PAYOUT OPTION ILLUSTRATION is not based upon any sort of historical performance, but rather is based upon fixed payout factors that are in effect on the date of the illustration. These factors can change, up until the date you annuitize your contract.

 VARIABLE PAYOUT ANNUITY- Variable Annuity payouts depend on a variety of factors, including the amount annuitized, annuity payout option selected, assumed investment rate (AIR), and will vary with the investment performance of the Investment Option(s) selected. The variable income can increase or decrease from the initial monthly payment and no minimum dollar amount of variable income is guaranteed. Actual investment results may be more or less than those reflected in the hypothetical rates of return and will depend on a number of factors, including the choice and investment experience of the eligible variable Investment Options.

--------------------------------------------------------------------------------
This is a hypothetical variable annuity illustration, not a contract, and is not complete without all pages. The illustration can only be used when accompanied or preceded by the contract prospectus for the USAllianz New VA, a flexible premium variable annuity. The prospectus contains more information, including fees, expenses and risk factors, and should be read carefully before sending money. All product guarantees are based on the claims paying ability of Allianz Life Insurance Company of North America. Variable annuities are: not insured by the FDIC or any other governmental agency; not deposits or obligations of, or guarantees by, any bank or deposit or institution; and subject to investment risks, including the possible loss of principal.

USAllianz products are issued by Allianz Life Insurance Company of North America and distributed by its subsidiary, USAllianz Investor Services, LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. Member NASD.

xx/xx/2002                                                    Page x of y

The AIR was selected by your investment representative. The 3% AIR payments start at a lower level than the 5% AIR, with the potential for more rapid increase in payments during later years. Conversely, if a 5% AIR is chosen, there is a potential for a more rapid decrease in payments during the later years.

 The value of a variable annuity will fluctuate up and down, based on the performance of the underlying Investment Options, and the Contract Owner may experience a gain or loss. Actual investment results may be more or less than those shown on this illustration and will depend on a number of factors, including the choice and investment experience of the variable Investment Options.

 DESCRIPTION OF THE LIVING GUARANTEES:

 You can choose to have Living Guarantees included in your Contract. If you do, the following guarantees are available to you:

(1) A Guaranteed Account Value (GAV Benefit). The guarantee provides that on any anniversary from the 5th anniversary forward, your contract value will never be less than your highest anniversary value that is at least 5 years old or purchase payments at least 5 years old, if greater. This guarantee is adjusted for subsequent partial withdrawals. The illustration shows how the GAV Benefit is affected by changing rates of return of the Investment Options. The illustration also reflects the systematic transfers to the Fixed Account necessary to support such guarantee during a market downturn as well as transfers out of the Fixed Account when such allocation is no longer necessary. Transfers out of the Fixed Account are subject to a Market Value Adjustment which may increase or decrease the transfer's value. The illustration reflects interest rates for the Fixed Account for the different lengths of Account Periods that remain fixed at the rates in effect at the time of the illustration. These rates are not guaranteed. The rates actually credited to the Fixed Account will depend on the effective rates on the date of the transfer to the Fixed Account and subsequent rates declared effective for such money. Because the illustration does not reflect changes in interest rates, no MVA adjustment is made in the illustration. If the transfers were subject to an MVA, the projected values shown in the illustration may be higher or lower than shown.

(2) A Guaranteed Minimum Income Benefit (GMIB). This guarantees a minimum income at annuitization within thirty days following the fifth and later anniversaries. The minimum income is based on guaranteed payout factors and on a GMIB value of the greater of (a) your Purchase Payments adjusted for partial withdrawals, or
(b)  the  maximum   anniversary  value  adjusted  for  any  subsequent   partial
withdrawals and subsequent additional Purchase Payments. These are available regardless of the value in your Contract. However, you can always (after 2 years from issue) annuitize your Contract Value under fixed and variable Annuity Options, without the guarantee.

(3) A Guaranteed Withdrawal Benefit. This provides a guaranteed income alternative through guaranteed partial withdrawals of 12% of your cumulative Purchase Payments each Contract year until you have made total guaranteed partial withdrawals equal to 100% of your Purchase Payments. This guarantee is adjusted for partial withdrawals that are above the guaranteed amount. The guaranteed partial withdrawal is guaranteed each year until the maximum amount has been withdrawn, regardless of the amount of your Contract Value.

The Contract also provides you with a selection of death benefits. The selection of the Traditional or Enhanced Death Benefit must be made at the time of initial purchase payment.

The Traditional Death Benefit guarantees the greater of 1) contract value or 2) total purchase payments adjusted for partial withdrawals.

The Enhanced Death Benefit guarantees the greatest of 1) contract value, 2) total purchase payments adjusted for partial withdrawals; or 3) maximum anniversary value, prior to age 81, adjusted for subsequent partial withdrawals and purchase payments.

STANDARDIZED AVERAGE ANNUAL RETURN: Any variable payout illustration that is based upon adjusted historical performance is accompanied by Standardized Average Annual Return for each Investment Option depicted in the illustration. Standardized return is calculated using uniform guidelines as mandated by the Securities and Exchange Commission. Standardized return figures assume a one-time lump sum investment, and do not reflect the effect of taxation. Standardized return is shown for the most recent 1, 5, and 10 year periods, or from the inception date of the sub-account, if later. In contrast, illustration material may depict returns from the inception date of the applicable Investment Option, if earlier than the inception date of the sub-account. Standardized return includes the effect of all Investment Option expenses and all Contract expenses. If contract expenses vary depending upon which features are selected, standardized return will reflect the highest potential expenses. In contrast, an illustration may reflect only certain expenses. Standardized return also assumes the assessment of a withdrawal charge at the end of each applicable period. Standardized return is computed as of the most recent calendar quarter.

FIXED PAYOUT ANNUITY- Fixed payments will depend on a variety of factors, including the amount annuitized, payout factor rates when the Contract is annuitized, date of birth, and annuity payout option selected. Fixed Annuity payouts, once commenced, will not vary (except as indicated by the Annuity Option on the death of one of the Joint Annuitants.

ANNUITY VALUE - The income payout is based on the Annuity Value shown. The Annuity Value under this Contract is the Contract Value adjusted for any premium taxes and any applicable Market Value Adjustment.

COSTS AND EXPENSES: The Contract has insurance features and investment features, and there are costs related to each. The charges that may be deducted over the period shown in the illustration are shown below.

CONTRACT MAINTENANCE CHARGE. Each year, Allianz Life deducts a $40 contract maintenance charge from your Contract. Allianz Life currently waives this charge if the value of your Contract is at least $75,000.

MORTALITY AND EXPENSE RISK CHARGES. Allianz Life deducts a mortality and expense risk charge which varies depending upon the death benefit you choose. The table below shows the combinations available to you and their charges during the Accumulation Phase, as a percentage of the average daily Contract Value invested in the Variable Options. The illustration reflects the mortality and expense risk charge associated with the death benefit you have chosen.

                                        TRADITIONAL           ENHANCED
                                       DEATH BENEFIT        DEATH BENEFIT
MORTALITY AND EXPENSE RISK CHARGES         1.40%                1.60%

WITHDRAWAL CHARGE. If you take money out of the Contract, Allianz Life may assess a withdrawal charge as a percentage of the Purchase Payments withdrawn. The withdrawal charge starts at 8.0% in the first year and declines to 0% after 7 years of receipt of a Purchase Payment.

VARIABLE OPTION CHARGES. There are also daily Investment Option charges which currently range, on an annual basis, from ____% to ____% of the average daily value of the Investment Option, depending upon the Investment Option. This illustration deducts _____%, the arithmetic average of the expenses of all available Investment Options.

This illustration reflects the costs of all optional features you have selected. It does not reflect costs associated with features you have not selected. If you choose to add optional features, it will increase costs and reduce returns. Some optional features must be selected at the Issue Date, and cannot be added once the Contract is issued.

IMPORTANT CONSIDERATIONS: Past performance is not necessarily indicative of future results. No representation is made as to future performance. The Contract Value will fluctuate, so that it may be worth more or less than your total Purchase Payments.
International investing involves some risks not present with U.S. investments, such as currency fluctuation and political volatility. An investment in the Money Market fund is neither insured nor guaranteed by the FDIC or any other governmental agency. Although the fund seeks to preserve your $1.00 per share, it is possible to lose money in the fund.




This is a hypothetical variable annuity illustration, not a contract, and is not complete without all pages. The illustration can only be used when accompanied or preceded by the contract prospectus for the USAllianz New VA, a flexible premium variable annuity. The prospectus contains more information, including fees, expenses and risk factors, and should be read carefully before sending money. All product guarantees are based on the claims paying ability of Allianz Life Insurance Company of North America. Variable annuities are: not insured by the FDIC or any other governmental agency; not deposits or obligations of, or guarantees by, any bank or deposit or institution; and subject to investment risks, including the possible loss of principal.

USAllianz products are issued by Allianz Life Insurance Company of North America and distributed by its subsidiary, USAllianz Investor Services, LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. Member NASD.

xx/xx/2002                                                    Page x of y

                       STANDARDIZED AVERAGE ANNUAL RETURN
                          AND ADJUSTED PORTFOLIO RETURN

 As of [12/31/2000], a one time investment of $1,000 if withdrawn would have generated the following Standardized Average Annual Return, taking into consideration all contract charges but without regard to taxes and without regard to any Contract Value guarantees:

                                                                                SINCE       DATE OF        SINCE          DATE OF
                                                 PORTFOLIO INCEPTION          PORTFOLIO    PORTFOLIO    SUB-ACCOUNT     SUB-ACCOUNT
INVESTMENT OPTION                           1 YEAR     5 YEAR    10 YEARS     INCEPTION    INCEPTION     INCEPTION       INCEPTION
-----------------                           ------     ------    -----------------------------------------------------------------
USAZ Van Kampen Growth Fund                                                                                               4/19/1995

Standardized average annual return figures are calculated from the inception date of the applicable Allianz Life Sub-Account. Figures reflect the deduction of all contract and Investment Option charges. Where there is a varying charge depending upon which feature selected, the highest potential charge is shown. The effect of the withdrawal charge is reflected at the end of each period shown. Non-standardized performance reflecting Portfolio returns prior to Sub-Account inception have been adjusted for Contract expenses.

Past performance is not necessarily indicative of future results.

          [THIS PAGE MUST ACCOMPANY ANY PAYOUT ILLUSTRATION CONTAINING
                       ADJUSTED HISTORICAL INFORMATION.]




--------------------------------------------------------------------------------
This is a hypothetical variable annuity illustration, not a contract, and is not complete without all pages. The illustration can only be used when accompanied or preceded by the contract prospectus for the USAllianz New VA, a flexible premium variable annuity. The prospectus contains more information, including fees, expenses and risk factors, and should be read carefully before sending money. All product guarantees are based on the claims paying ability of Allianz Life Insurance Company of North America. Variable annuities are: not insured by the FDIC or any other governmental agency; not deposits or obligations of, or guarantees by, any bank or deposit or institution; and subject to investment risks, including the possible loss of principal.

USAllianz products are issued by Allianz Life Insurance Company of North America and distributed by its subsidiary, USAllianz Investor Services, LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. Member NASD.


xx/xx/2002                                                    Page x of y

                                                                            A-20
                                USALLIANZ NEW VA

PREPARED FOR:                         CONTRACT INFORMATION FOR FEATURES SELECTED
John Doe
                                      Contract Type: Non-Qualified
PERIOD BEGINNING:                     Death Benefit:
-----------------




                    HYPOTHETICAL VARIABLE PAYOUT ILLUSTRATION
                     BASED UPON ADJUSTED HISTORICAL RETURNS

ANNUITY OPTION:

Annuitization Age:                      65, Male                                            Annuity Value:      520,097.92
Federal Tax Rate:                          28%
Assumed Investment Rate (AIR):               3.5%
Annuitization Date:______________
                                                                                            Cost Basis:         500,000.00
Contract Date: ____________________

INVESTMENT OPTION                                     ALLOCATION    INVESTMENT OPTION                    ALLOCATION
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND                    90%       USAZ VAN KAMPEN GROWTH FUND             10%

   -------------------- ----------------------- ---------------------- ---------------------- ----------------------- --------------
   PERIOD ENDING DATE         PAYOUT AGE           MONTHLY PAYOUT        EXCLUSION AMOUNT         TAXABLE AMOUNT        CUMULATIVE
                                                                                                                          PAYOUT
   -------------------- ----------------------- ---------------------- ---------------------- ----------------------- --------------

   -------------------- ----------------------- ---------------------- ---------------------- ----------------------- --------------

This illustration is based upon weighted aggregate historical returns during the period indicated. However, past returns are not indicative of future results. This illustration is not intended to serve as a projection or prediction of future returns.

Average annual returns for each of the Investment Options selected for the most recent 1, 5, and 10 year periods (computed as of the most recent calendar quarter) are shown on another page of this illustration.



--------------------------------------------------------------------------------
This is a hypothetical variable annuity illustration, not a contract, and is not complete without all pages. The illustration can only be used when accompanied or preceded by the contract prospectus for the USAllianz New VA, a flexible premium variable annuity. The prospectus contains more information, including fees, expenses and risk factors, and should be read carefully before sending money. All product guarantees are based on the claims paying ability of Allianz Life Insurance Company of North America. Variable annuities are: not insured by the FDIC or any other governmental agency; not deposits or obligations of, or guarantees by, any bank or deposit or institution; and subject to investment risks, including the possible loss of principal.

USAllianz products are issued by Allianz Life Insurance Company of North America and distributed by its subsidiary, USAllianz Investor Services, LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. Member NASD.



xx/xx/2002                                                    Page x of y

                                                                            A-21
                                USALLIANZ NEW VA

PREPARED FOR:                         CONTRACT INFORMATION FOR FEATURES SELECTED
John Doe
                                      Contract Type: Non-Qualified
                                      Death Benefit:
PERIOD BEGINNING:                     CONTRACT INCLUDES LIVING GUARANTEES


                    HYPOTHETICAL VARIABLE PAYOUT ILLUSTRATION
                      BASED UPON S&P 500 HISTORICAL RETURNS



ANNUITY OPTION:

Annuitization Age:                      65, Male       Annuity Value: 520,097.92
Federal Tax Rate:                       28%
Assumed Investment Rate (AIR):          3.5%
Annuitization Date:______________                      Cost Basis: 500,000.00
Contract Date: ____________________

   -------------------- ----------------------- ---------------------- ---------------------- ----------------------- --------------
   PERIOD ENDING DATE         PAYOUT AGE           MONTHLY PAYOUT        EXCLUSION AMOUNT         TAXABLE AMOUNT        CUMULATIVE
                                                                                                                          PAYOUT
   -------------------- ----------------------- ---------------------- ---------------------- ----------------------- --------------
   -------------------- ----------------------- ---------------------- ---------------------- ----------------------- --------------

This illustration is based upon S&P 500 historical returns during the period indicated. THESE S&P 500 RETURNS ARE NOT INDICATIVE OF THE PERFORMANCE OF ANY INVESTMENT OPTIONS. Past returns are not indicative of future results. This illustration is not intended to serve as a projection or prediction of future returns..
--------------------------------------------------------------------------------




This is a hypothetical variable annuity illustration, not a contract, and is not complete without all pages. The illustration can only be used when accompanied or preceded by the contract prospectus for the USAllianz New VA, a flexible premium variable annuity. The prospectus contains more information, including fees, expenses and risk factors, and should be read carefully before sending money. All product guarantees are based on the claims paying ability of Allianz Life Insurance Company of North America. Variable annuities are: not insured by the FDIC or any other governmental agency; not deposits or obligations of, or guarantees by, any bank or deposit or institution; and subject to investment risks, including the possible loss of principal.

USAllianz products are issued by Allianz Life Insurance Company of North America and distributed by its subsidiary, USAllianz Investor Services, LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. Member NASD.

 xx/xx/2002                                                   Page x of y

                                                                            A-22
                                USALLIANZ NEW VA

PREPARED FOR:                        CONTRACT INFORMATION FOR FEATURES SELECTED
John Doe
                                     Contract Type: Non-Qualified
PERIOD BEGINNING:                    Death Benefit:
----------------


                     HYPOTHETICAL FIXED PAYOUT ANNUITIZATION

ANNUITY OPTION:

Annuitization Age:   65, Male                      Annuity Value:     520,097.92
Federal Tax Rate:
Annuitization Date:                                Cost Basis:        500,000.00
Contract Date:

                                Monthly                 Exclusion                 Taxable
                                Payout                   Amount                   Amount
                               xxxxx.xx                 xxxxx.xx                 xxxxx.xx


This hypothetical illustration is based upon payout factor rates currently in effect. These are subject to change, and may be higher or lower when you annuitize your Contract.

This illustration is not intended to serve as a projection or prediction of future returns.





--------------------------------------------------------------------------------
This is a hypothetical variable annuity illustration, not a contract, and is not complete without all pages. The illustration can only be used when accompanied or preceded by the contract prospectus for the USAllianz New VA, a flexible premium variable annuity. The prospectus contains more information, including fees, expenses and risk factors, and should be read carefully before sending money. All product guarantees are based on the claims paying ability of Allianz Life Insurance Company of North America. Variable annuities are: not insured by the FDIC or any other governmental agency; not deposits or obligations of, or guarantees by, any bank or deposit or institution; and subject to investment risks, including the possible loss of principal.

USAllianz products are issued by Allianz Life Insurance Company of North America and distributed by its subsidiary, USAllianz Investor Services, LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. Member NASD.


xx/xx/2002                                                    Page x of y